Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”), dated as of June 22, 2023, is by and among BARNES GROUP INC. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, BARNES GROUP SWITZERLAND GMBH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Unterer Einschlag, 2544 Bettlach, Switzerland, acting through its Nevis Branch having its registered office at 1426 Palm Grove, Four Seasons Estates, St. Kitts & Nevis, West Indies (“Barnes Switzerland”), BARNES GROUP ACQUISITION GMBH, a limited liability company incorporated under the laws of Germany and an indirect, wholly-owned Subsidiary of BGI, registered with the commercial register (Handelsregister) of the local court (Amtsgericht), of Freiburg i.Br. under HRB 710836 (“Barnes Germany”), BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L., a private limited liability company organized under the laws of the Grand Duchy of Luxembourg and a wholly-owned Subsidiary of BGI, having it registered office at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B111817 (“Barnes Luxembourg” and, together with BGI, Barnes Switzerland and Barnes Germany, the “Borrowers”, and each individually, a “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A. (“Bank of America”), a national banking association, as a Lender, and Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”) and, effective as of the Amendment No. 3 Closing Date (as defined below), as collateral agent for itself and the other Lenders (in such capacity, the “Collateral Agent”).

WHEREAS, the Borrowers, the Lenders, the other lending institutions from time to time party thereto and the Administrative Agent are parties to that certain Sixth Amended and Restated Senior Unsecured Revolving Credit Agreement, dated as of February 10, 2021 (as amended by that certain LIBOR Transition Amendment, dated as of October 11, 2021, that certain Amendment No. 1 to Credit Agreement, dated as of April 6, 2022, that certain Amendment No. 2 to Credit Agreement, dated as of June 5, 2023 and as may be further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings provided therefor in the Credit Agreement (as amended by this Agreement)), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers; and

WHEREAS, at the request of the Borrowers, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) have agreed to amend certain provisions of the Credit Agreement, as provided below, upon the terms and conditions herein contained;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Effective Date Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, on and as of the Amendment No. 3 Effective Date (as defined below), the Credit Agreement (excluding the schedules and exhibits thereto) is hereby amended to read in the form attached hereto as Annex A.

2.           Closing Date Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, on and as of the Amendment No. 3 Closing Date, the Credit Agreement (excluding the schedules and exhibits thereto) is hereby amended to read in the form attached hereto as Annex B.

3.          Representations and Warranties. As of the Amendment No. 3 Effective Date, each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

a)
Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers and Guarantors contained in the Credit Agreement or other Loan Documents were true and correct in all material respects when made (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects), and continue to be true and correct on the Amendment No. 3 Effective Date, except for any such representations or warranties which by their terms refer to a specific date.

b)
Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Agreement and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations under this Agreement, the Credit Agreement as modified hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower or such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor or any provision of the Governing Documents of such Borrower or such Guarantor, (iv) do not conflict with any agreement or other instrument binding upon such Borrower or such Guarantor, except where any such conflict would not have a Material Adverse Effect, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

c)
Enforceability of Obligations. This Agreement, the Credit Agreement as modified hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

d)	No Default. Immediately before and after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

4.           Affirmation of Borrowers and Guarantors.

a)
Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loans, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit, the Credit Agreement as modified hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each Borrower confirms and agrees that all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as modified hereby.

b)
Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Agreement. Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as modified hereby. Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as modified hereby.

5.           Conditions to the Amendment No. 3 Effective Date. This Agreement and the amendments to the Credit Agreement described in Section 1 hereof shall not become effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment No. 3 Effective Date”):

a)	The Administrative Agent shall have received this Agreement executed and delivered by each Loan Party, the Required Lenders, and the Administrative Agent.

b)	The Administrative Agent shall have received a certificate of a Responsible Officer of BGI certifying as to the representations and warranties set forth in Section 3 hereof.

c)
The Borrowers shall have paid to the Administrative Agent (i) any fees due and owing to the Administrative Agent or its affiliates in connection with this Agreement as may be separately agreed to in a separate writing with BGI, the Administrative Agent and such affiliates and (ii) all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable and documented legal fees and disbursements of counsel to the Administrative Agent, to the extent reflected in a statement of such counsel rendered to the Borrowers at least one Business Day prior to the Amendment No. 3 Effective Date) due and payable on or prior to the Amendment No. 3 Effective Date.

6.          Conditions to the Amendment No. 3 Closing Date. The amendments to the Credit Agreement described in Section 2 hereof shall not become effective until (subject in all respects to the Certain Funds Provision) each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment No. 3 Closing Date”):

a)
Substantially concurrently with the Amendment No. 3 Closing Date and the funding of any Certain Funds Loans on the Amendment No. 3 Closing Date, the Merion Acquisition shall have been consummated in all material respects in accordance with the terms of the Merion Purchase Agreement (without giving effect to any amendment, modification or waiver thereof or any consent thereunder, in each case, by BGI, that is materially adverse to the Lenders (in their capacities as such) without the prior written consent of such Lenders (such consent not to be unreasonably withheld, delayed or conditioned)); provided that (i) the Lenders’ consent shall be deemed to have been given if the Lenders do not object in writing to a written request for such consent within three Business Days after such written request is delivered to such Lender, (ii) a reduction in the consideration payable under the Merion Purchase Agreement of less than 10% shall not be deemed to be materially adverse to the interests of the Lenders; provided further that such reduction is applied 100% to reduce the Merion Bridge Facility, (iii) an increase in such purchase price or consideration amount shall not be deemed to be materially adverse to the Lenders if such increase is not funded with indebtedness for borrowed money, and (iv) any change to the definition of “Company Material Adverse Effect” contained in the Merion Purchase Agreement shall be deemed to be materially adverse to the Lenders.

b)
The Merion Refinancing shall have occurred or shall occur substantially concurrently with the Amendment No. 3 Closing Date and the funding of any Certain Funds Loans on the Amendment No. 3 Closing Date.

c)	The Administrative Agent shall have received a solvency certificate substantially in the form of Annex C hereto.

d)
The Administrative Agent shall have received a written opinion of Wachtell, Lipton, Rosen & Katz, as special New York counsel for the Loan Parties, and of local counsel for the Loan Parties, as applicable, in form and substance reasonably satisfactory to the Administrative Agent covering such customary matters relating to the Agreement as the Administrative Agent shall reasonably request.

e)
The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 3 Closing Date and certifying:  (i) that attached thereto is a true and complete copy of the certificate or articles of incorporation, including all amendments thereto, of the applicable Loan Party, certified as of a recent date by the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of such Loan Party or other person duly authorized by the constituent documents of such Loan Party, (ii) that attached thereto is a true and complete copy of a certificate as to the good standing of such Loan Party (to the extent that such concept exists in such jurisdiction) as of a recent date from such Secretary of State (or other similar official or Governmental Authority), (iii) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Amendment No. 3 Closing Date and at all times since a date prior to the date of the resolutions described in the following clause (iv), (iv) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other governing body of such Loan Party, authorizing the execution, delivery and performance of the Loan Documents to which such person is or will be a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 3 Closing Date, and (v) as to the incumbency and specimen signature of each officer or authorized signatory executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party.

f)
The Administrative Agent shall have received all documents and instruments required by the Collateral and Guarantee Requirement and to create and perfect the Administrative Agent’s security interests in the Collateral under the Credit Agreement (as amended hereby), which shall be, if applicable, in proper form for filing (provided that it is understood that (A) other than with respect to any UCC Filing Collateral or Stock Certificates (each as defined below), to the extent any Collateral is not or cannot be delivered, or a security interest in any Collateral cannot be perfected, on the Amendment No. 3 Closing Date after BGI’s use of commercially reasonable efforts to do so without undue burden or expense, then the delivery of, and/or perfection of a security interest in, such Collateral shall not constitute a condition precedent to the Amendment No. 3 Closing Date, but such Collateral shall instead be required to be delivered, or a security interest in such Collateral to be perfected within 90 days after the Amendment No. 3 Closing Date (subject to extensions reasonably agreed to by the Administrative Agent) (other than, in the case of the Merion Target and its Subsidiaries, with respect to any such Stock Certificate in which a security interest may be perfected by delivery thereof that has not been made available to you at least two (2) Business Days prior to the Amendment No. 3 Closing Date, to the extent BGI has used commercially reasonable efforts to procure delivery thereof, without undue burden or expense and to the extent not in violation of the Merion Purchase Agreement, in which case, such stock or equivalent certificate may instead be delivered within ten (10) Business Days after the Amendment No. 3 Closing Date (subject to extensions reasonably agreed to by the Administrative Agent)), (B) with respect to perfection of security interests in UCC Filing Collateral, BGI’s sole obligation shall be to deliver, or cause to be delivered, necessary Uniform Commercial Code (“UCC”) financing statements to the Administrative Agent in proper form for filing in the relevant US state or commonwealth UCC filing office(s) and to authorize and to cause the applicable grantor to authorize the Administrative Agent to file such UCC financing statements and (C) with respect to perfection of security interests in Stock Certificates, BGI’s sole obligation shall be, subject to clause (A) of this parenthetical, to deliver to the Administrative Agent or its legal counsel Stock Certificates together with undated stock powers executed in blank (the foregoing clauses (A), (B) and (C), the “Certain Funds Provision”)). For purposes hereof, (1) “UCC Filing Collateral” means Collateral consisting of assets of the Loan Parties for which a security interest can be perfected by filing a UCC financing statement, (2) “Stock Certificates” means Collateral consisting of stock certificates representing capital stock or other equity interests of the Merion Target and its material, wholly-owned Subsidiaries and the other material, wholly-owned subsidiaries of BGI organized under the laws of any state, province, territory or other political subdivision of the United States of America that is required as Collateral pursuant to the Credit Agreement (as amended hereby) and delivery of which is sufficient to perfect a security interest therein and, in the case of Stock Certificates of the Merion Target and its Subsidiaries, which have been delivered to BGI under the Merion Purchase Agreement.

g)
The Lenders shall have received (1) audited consolidated balance sheets of BGI for the two most recently completed fiscal years, and related audited consolidated statements of income and cash flows of BGI for the three most recently completed fiscal years, ended at least 90 days prior to the Amendment No. 3 Closing Date, in each case prepared in all material respects in accordance with generally accepted accounting principles and practices in the United States (“US GAAP”), (2) unaudited consolidated balance sheets and related consolidated statements of income and cash flows of BGI for each subsequent fiscal quarter (other than the fourth quarter of any fiscal year) subsequent to the last fiscal year for which financial statements were prepared pursuant to the preceding clause (1) and ended at least 60 days prior to the Amendment No. 3 Closing Date (and the corresponding period of the preceding fiscal year), in each case prepared in all material respects in accordance with US GAAP and subject to the absence of footnote disclosures and year-end audit adjustments, (3) audited consolidated or combined balance sheets and related statements of operations and cash flows for MB Aerospace Holdings II Corp. and its subsidiaries for the two most recently completed fiscal years ended at least 120 days prior to the Amendment No. 3 Closing Date, in each case prepared in all material respects in accordance with US GAAP (it being agreed that multiple consolidated or combined audited financial statements covering MB Aerospace Holdings II Corp. and its subsidiaries may be used), and (4) unaudited consolidated or combined balance sheets and related statements of operations and cash flows for MB Aerospace Holdings II Corp. and its subsidiaries for each subsequent fiscal quarter (other than the fourth quarter of any fiscal year) subsequent to the last fiscal year for which financial statements were prepared pursuant to the preceding clause (3) and ended at least 60 days prior to the Amendment No. 3 Closing Date (and the corresponding period of the preceding fiscal year), in each case prepared in all material respects in accordance with US GAAP and subject to the absence of footnote disclosures and year-end audit adjustments (it being agreed that multiple consolidated or combined unaudited financial statements covering MB Aerospace Holdings II Corp. and its subsidiaries may be used).

It is understood and agreed that the condition set forth in this paragraph (g) (x) may be satisfied by furnishing the applicable financial statements on Form 10-K or 10-Q, as applicable, filed with the Securities and Exchange Commission and (y) shall be deemed to have been delivered on the earliest date on which such financial statements and/or documents are posted on the SEC’s website on the internet at www.sec.gov. The Lenders party hereto hereby acknowledge that they have received each of the financial statements in the foregoing clauses (1), (2), (3) and (4) for each fiscal year and fiscal quarter of BGI and MB Aerospace Holdings II Corp. and its subsidiaries, as applicable, ended prior to June 5, 2023.

h)
The Lenders shall have received (1) a pro forma condensed combined balance sheet and related pro forma condensed combined statement of income of BGI as of and for the fiscal period ending on the last day of the latest financial statements delivered to pursuant to clause (1) or (2) of the preceding paragraph (g) and (3) (without duplication) a pro forma condensed combined statement of income of BGI either (i) for the most recently ended fiscal year for which audited financial statements have been provided pursuant to the preceding paragraph (g)(1) or (ii) for the trailing 12-month period ended the date of the latest interim unaudited quarterly financial statements, if any, provided pursuant to the preceding paragraph (g)(2) (to the extent required to be delivered thereafter pursuant to the preceding paragraph (g)(2)), in each case, prepared after giving effect to the acquisition of the Merion Target and its Subsidiaries and the other Merion Transactions as if they had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statements of income), and which, in the case of this paragraph (h), need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)); provided that with respect to the Merion Target and its Subsidiaries, all such pro forma financial information shall be prepared using the most recent financial information required to be delivered to the Lenders pursuant to and by the dates set forth in the preceding paragraph (g)(3) and (g)(4).

i)
The Administrative Agent shall have received, at least three Business Days prior to the Amendment No. 3 Closing Date, (i) all documentation and other information about the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate, in each case, that has been reasonably requested in writing by any Lender at least 10 Business Days prior to the Amendment No. 3 Closing Date.

j)
All fees and reasonable and documented out-of-pocket expenses (including legal fees and expenses), in each case, required to be paid by BGI on the Amendment No. 3 Closing Date, and in the case of any expenses, to the extent invoiced at least two Business Days prior to the Amendment No. 3 Closing Date, shall, upon the Amendment No. 3 Closing Date, have been paid, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of any Certain Funds Loans).

k)
(1) The Merion Specified Representations shall be true and correct in all material respects (without duplication of any materiality qualifier set forth therein) (although any Merion Specified Representation which expressly relates to a given date or period shall be required only to be true and correct in all material respects as of the respective date or for the respective period, as the case may be). (2) The Merion Purchase Agreement Representations shall be true and correct in all respects; provided that, this clause (2) shall only be a condition to the extent BGI has (or an Affiliate of BGI has) the right (taking into account any applicable cure provisions) to terminate its (or their) obligations under the Merion Purchase Agreement as a result of the failure of such representations and warranties to be accurate or the right to decline to consummate the Merion Acquisition due to the failure of such representations and warranties (in each case, in accordance with the terms thereof) to be accurate.

l)
Since the date of the Merion Purchase Agreement (as in effect on June 5, 2023), there shall not have occurred and be continuing any Company Material Adverse Effect (as defined in the Merion Purchase Agreement in effect on June 5, 2023).

m)	A certificate signed by a Responsible Officer of BGI certifying that the conditions specified in this Section 6(a), (k) and (l) have been satisfied.

7.           Miscellaneous Provisions.

(a)          This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument. All references in the Credit Agreement to “this Agreement” shall hereafter refer to the Credit Agreement as amended or modified hereby; and all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as amended or modified hereby. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future consents, amendments or waivers with respect to any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.

(b)          THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO CONSENTS AND AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE BORROWERS, THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT AND CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, LITIGATION OR PROCEEDING BEING MADE UPON SUCH BORROWER, THE ADMINISTRATIVE AGENT, ANY LENDER OR ISSUING BANK IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. EACH PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(c)          This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent or any Lender of a manually signed counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an agreement as of the date first written above.

BARNES GROUP INC.

By:	/s/ Michael V. Kennedy
Name:	Michael V. Kennedy
Title:	Vice President, Tax & Treasury

[Signature Page to Amendment No. 3 to Credit Agreement]

BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L.

By:	/s/ Michael V. Kennedy
Name:	Michael V. Kennedy
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BARNES GROUP SWITZERLAND GmbH, Nevis Branch

By:	/s/ Michael V. Kennedy
Name:	Michael V. Kennedy
Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BARNES GROUP ACQUISITION GmbH

By:	/s/ Michael V. Kennedy
Name:	Michael V. Kennedy
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Timothy J. Waltman
Name:	Timothy J. Waltman
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Timothy J. Waltman
Name:	Timothy J. Waltman
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Citizens Bank N.A., as a Lender
By:	/s/ Patrick Keffer
	Name:	Patrick Keffer
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender
By:	/s/ Rohan Bhatia
	Name:	Rohan Bhatia
	Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Karla Kaplan
	Name:	Karla Kaplan
	Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

TD Bank, N.A., as a Lender
By:	/s/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

PNC Bank N.A., as a Lender
By:	/s/ Anthony Frasso
	Name:	Anthony Frasso
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Truist Bank, as a Lender
By:	/s/ Christian Jacobsen
	Name:	Christian Jacobsen
	Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

HSBC BANK USA NA, as a Lender
By:	/s/ Senarath Weerasinghe
	Name:	Senarath Weerasinghe
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Webster Bank, N.A., as a Lender
By:	/s/ George G. Sims
	Name:	George G. Sims
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

DBS BANK LTD., as a Lender
By:	/s/ Kate Khoo
	Name:	Kate Khoo
	Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

ANNEX A

Credit Agreement Conformed through Effective Date Amendments.

[See Attached]

CLEAN COPY OF THE AMENDED CREDIT AGREEMENT THAT CONTAINS THE EFFECTIVE DATE
AMENDMENTS MADE PURSUANT TO AMENDMENT NUMBER 3 TO THE CREDIT AGREEMENT DATED
AS OF June 22, 2023

Published CUSIP Number: 067809AG8

SIXTH AMENDED AND RESTATED
$1,000,000,000
SENIOR UNSECURED
REVOLVING CREDIT
AGREEMENT

Dated as of February 10, 2021

among
BANK OF AMERICA, N.A.,
as Administrative Agent,

THE LENDERS PARTY HERETO

and
BARNES GROUP INC.,
BARNES GROUP SWITZERLAND GmbH, Nevis Branch,
BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L. and
BARNES GROUP ACQUISITION GmbH
as Borrowers

with
BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A.,
WELLS FARGO SECURITIES, LLC, TD SECURITIES (USA) LLC,
CITIZENS BANK, N.A., and PNC CAPITAL MARKETS LLC
as Co-Lead Arrangers and Joint Book Runners,

JPMORGAN CHASE BANK, N.A., WELLS FARGO BANK, N.A.,
TD SECURITIES (USA) LLC, CITIZENS BANK, N.A., and
PNC CAPITAL MARKETS LLC
as Co-Syndication Agents

and
TRUIST BANK,
as Documentation Agent

ii

iii

iv

v

Exhibits

Exhibit A	Form of Note
Exhibit B-1	Form of Loan Request
Exhibit B-2	Form of Swing Line Loan Request
Exhibit C	Form of Compliance Certificate
Exhibit D	Assignment and Assumption
Exhibit E	Guaranty
Exhibit F	BGI Guaranty
Exhibit G	Barnes Luxembourg Guaranty
Exhibit H	Barnes Switzerland Guaranty
Exhibit I	Barnes Germany Guaranty

vi

Exhibit J(1) - (4)	Forms of Tax Compliance Certificates

Schedules

Schedule 1	Lenders and Commitments
Schedule 7.4.1	Fiscal Year Not Ending on December 31
Schedule 7.13.4	Pension Plans
Schedule 7.16	Subsidiaries, Etc.
Schedule 9.1	Existing Senior Debt
Schedule 9.2	Existing Liens
Schedule 9.3	Existing Investments
Schedule 11.10	Existing Letters of Credit
Schedule 16.6.1	Addresses for Notices

vii

This SIXTH AMENDED AND RESTATED SENIOR UNSECURED REVOLVING CREDIT AGREEMENT (this “Credit Agreement”) is made as of February 10, 2021 by and among Barnes Group Inc. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, Barnes Group Switzerland GmbH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Untere Einschlagstrasse, 2544 Bettlach, Switzerland, acting through its Nevis Branch having its registered office at 1426 Palm Grove, Four Seasons Estates Saint Kitts & Nevis, West Indies (“Barnes Switzerland”), Barnes Group Acquisition GmbH, a limited liability company incorporated under the laws of Germany and an indirect wholly-owned Subsidiary of BGI, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i.Br. under HRB 710836 (together with any successors, “Barnes Germany”) and Barnes Group Luxembourg (No. 1) S.à r.l., a private limited liability company organized under the laws of Luxembourg and a wholly-owned Subsidiary of BGI, having its registered office at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B111817 (“Barnes Luxembourg” and, together with BGI, Barnes Switzerland and Barnes Germany, the “Borrowers”, and each individually, a “Borrower”), Bank of America, N.A., a national banking association (“Bank of America”), and the other Lenders party hereto from time to time, and Bank of America, as administrative agent for itself and the Lenders (the “Administrative Agent”) with BofA Securities, Inc., JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, TD Securities (USA) LLC, Citizens Bank, N.A., and PNC Capital Markets LLC, as Co-Lead Arrangers (the “Co-Lead Arrangers”) and Joint Book Runners (the “Book Runners”), and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., TD Securities (USA) LLC, Citizens Bank, N.A., and PNC Capital Markets LLC, as Co-Syndication Agents (the “Syndication Agents”), and Truist Bank as Documentation Agent (the “Documentation Agent”).

WHEREAS, pursuant to that certain Fifth Amended and Restated Revolving Credit Agreement, dated as of September 27, 2011 (as amended and in effect from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among BGI, Barnes Switzerland, Barnes Germany, Barnes Luxembourg, the lenders party thereto (including certain of the Lenders), the Administrative Agent, and certain other parties thereto, such lenders have made available certain financing to the Borrowers upon the terms and conditions contained therein; and

WHEREAS, the Borrowers have requested, among other things, to amend and restate the Existing Credit Agreement and the Lenders are willing to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Borrowers, the Lenders and the Administrative Agent agree that as of the date hereof, the Existing Credit Agreement shall be amended and restated in its entirety as set forth herein:

Exh B-8

ARTICLE 1
Definitions and Rules of Interpretation

Section 1.01.     Definitions.  The following terms shall have the meanings set forth in this Article 1 or elsewhere in the provisions of this Credit Agreement referred to below:

“2014 BGI Note Purchase Agreement”.  The note purchase agreement dated as of October 15, 2014 by and among BGI and the purchasers party thereto from time to time and $100,000,000 of 3.97% notes issued pursuant thereto including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.

“Accountants”.  PricewaterhouseCoopers LLP or any other nationally recognized independent auditors selected by BGI.

“Acquired Business”.  A company or business acquired by BGI or any of its Subsidiaries (through asset purchase or otherwise) in compliance with Section 9.05; provided that the company or business acquired will not be considered an Acquired Business until (a) BGI has delivered to the Administrative Agent historical financial statements of such company or business prepared in accordance with GAAP, an officer’s certificate pursuant to Section 9.05(a)(i) and such other financial information reasonably requested by the Administrative Agent and (b) the Administrative Agent has consented in writing to the designation of such acquired company or business as an Acquired Business, such consent not to be unreasonably withheld or delayed.

“Adjustment Date”.  The first day of the month immediately following the month in which a Compliance Certificate is to be delivered by the Borrowers pursuant to Section 8.04(c).

“Administrative Agent”.  Bank of America, N.A., acting as agent for the Lenders and each other Person appointed as the successor Administrative Agent in accordance with Section 14.09.

“Administrative Agent’s Fee”.  See Section 5.01.

“Administrative Agent’s Office”.  With respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 16.6.1 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

“Administrative Agent’s Special Counsel”.  Morgan, Lewis & Bockius LLP, or such other counsel as may be approved by the Administrative Agent.

“Administrative Questionnaire”.  An Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution”.  (a) Any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender”.  See Section 5.11.

“Affiliate”.  (a) When used generally, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, and (b) when used with respect to the Borrowers, any Person that would be considered to be an affiliate of BGI under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if BGI were issuing securities.

“Agreed Currency”.  Dollars or any Alternative Currency, as applicable.

“Agreement Currency”.  See Section 16.16.

“Alternative Currency”.  Each of Euro, Sterling, Swiss Franc, Japanese Yen, and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

“Alternative Currency Daily Rate”.  For any day:

(a)        with respect to any Credit Extension denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment;

(b)        with respect to any Credit Extension denominated in Swiss Francs, the rate per annum equal to SARON determined pursuant to the definition thereof plus the SARON Adjustment;

(c)        with respect to any Foreign Swing Line Loan denominated in Euros, the rate per annum equal to (x) Enhanced €STR for such date or (y) if Enhanced €STR is not available on such date, Historic €STR plus the €STR Adjustment; and

(d)        with respect to any other Credit Extension denominated in an Alternative Currency that accrues interest at a daily rate, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06;

provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Loan”.  A Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Equivalent”.  At any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuing Bank, as the case may be, by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent or the Issuing Bank, as the case may be, using any reasonable method of determination its deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error).

“Alternative Currency Loan”.  An Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Sublimit”.  An amount equal to $600,000,000.  The Alternative Currency Sublimit is part of, and not in addition to, the Total Commitments.

“Alternative Currency Term Rate”.  For any Interest Period, with respect to any Credit Extension:

(a)        denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period;

(b)        denominated in Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(c)        denominated in any other Alternative Currency that accrues interest at a term rate, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 with a term equivalent to such Interest Period;

provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement.

“Alternative Currency Term Rate Loan”.  A Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Amendment No. 3”. That certain Amendment No. 3 to Credit Agreement dated as of June 22, 2023, among BGI, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date”. As defined in Amendment No. 3.

“Amendment No. 3 Closing Date”. As defined in Amendment No. 3.

“Anti-Corruption/Terrorism Laws”.  Any Laws relating to corruption, including the United States Foreign Corrupt Practices Act of 1977, terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

“Applicable Authority”.  (a) With respect to Daily SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator, (b) with respect to Term SOFR, CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator and (c) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator.

“Applicable Margin”.  For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a “Rate Adjustment Period”), the Applicable Margin shall be the applicable margin set forth below with respect to the Leverage Ratio, as determined for the four (4) consecutive fiscal quarters then ending of BGI and its Subsidiaries ending on the last day of the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.

Level	Leverage Ratio	€STR, SOFR, and Alternative Currency Loans	Letter of Credit	Base Rate Loans	Facility Fee
I	Less than 2.00:1	0.975%	0.975%	0%	0.15%
II	Less than 2.50:1 but greater than or equal to 2.00:1	1.05%	1.05%	0.05%	0.20%
III	Less than 3.00:1 but greater than or equal to 2.50:1	1.375%	1.375%	0.375%	0.25%
IV	Less than 3.50 but greater than or equal to 3.00	1.60%	1.60%	0.60%	0.275%
V	Greater than or equal to 3.50:1	1.70%	1.70%	0.70%	0.30%

If the Borrowers fail to deliver any Compliance Certificate pursuant to Section 8.04(c) hereof, then for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.  For the avoidance of doubt, the Applicable Margin for Foreign Swing Line Loans denominated in Euro and bearing interest at a rate based on €STR shall be the applicable margin set forth in the column entitled “€STR, SOFR, and Alternative Currency Loans”.

“Applicable Pension Legislation”.  At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to any Borrower or any of its Subsidiaries.

“Applicable Time”.  With respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Fund”.  Any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangement Fees”.  See Section 11.09.

“Asset Sales”.  A sale, sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than a Loan Party), in one transaction or a series of transactions, by any Loan Party or any of its Subsidiaries, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, such Loan Party or any such Subsidiary, including, without limitation, any transactions permitted under Sections 9.05 and 9.06.

“Assignee Group”.  Two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption”.  See Section 15.01.

“Assignment Fee”.  See Section 15.01.

“Attributable Debt”.  In respect of a sale and leaseback transaction, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

“Auto-Extension Letter of Credit”.  See Section 4.02.

“Bail-In Action”.  The exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”.  (a) With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Balance Sheet Date”.  September 30, 2020.

“Bank of America”.  Bank of America, N.A., a national banking association, in its individual capacity.

“Barnes Germany”.  As defined in the preamble hereto.

“Barnes Germany Guaranty”.  The Amended and Restated Guaranty, dated as of February 10, 2021, executed by Barnes Germany in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of the Barnes Luxembourg Obligations and the Barnes Switzerland Obligations in the form of Exhibit I attached hereto.

“Barnes Germany Loans”.  Revolving Credit Loans made or to be made by the Lenders to Barnes Germany pursuant to Article 2.

“Barnes Germany Obligations”.  All Obligations of Barnes Germany with respect to the Barnes Germany Loans and the Barnes Germany Guaranty.

“Barnes Luxembourg”.  As defined in the preamble hereto.

“Barnes Luxembourg Guaranty”.  The Second Amended and Restated Guaranty, dated as of February 10, 2021, executed by Barnes Luxembourg in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of the Barnes Germany Obligations and the Barnes Switzerland Obligations in the form of Exhibit G attached hereto.

“Barnes Luxembourg Loans”.  Revolving Credit Loans made or to be made by the Lenders to Barnes Luxembourg pursuant to Article 2.

“Barnes Luxembourg Obligations”.  All Obligations of Barnes Luxembourg with respect to the Barnes Luxembourg Loans and the Barnes Luxembourg Guaranty.

“Barnes Switzerland”.  As defined in the preamble hereto.

“Barnes Switzerland Guaranty”.  The Second Amended and Restated Guaranty, dated as of February 10, 2021, executed by Barnes Switzerland in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of the Barnes Germany Obligations and the Barnes Luxembourg Obligations in the form of Exhibit H attached hereto.

“Barnes Switzerland Loans”.  Revolving Credit Loans made or to be made by the Lenders to Barnes Switzerland pursuant to Article 2.

“Barnes Switzerland Obligations”.  All Obligations of Barnes Switzerland with respect to the Barnes Switzerland Loans and the Barnes Switzerland Guaranty.

“Base Rate”.  For any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR for an Interest Period of one month plus 1.00%, subject to the interest rate floors set forth therein.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.  If the Base Rate (i) is being used as an alternate rate of interest pursuant to Section 5.04 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above and (ii) is for any reason less than zero, the Base Rate shall be deemed zero for purposes of this Credit Agreement.

“Base Rate Loans”.  Loans bearing interest calculated by reference to the Base Rate.  All Base Rate Loans shall be denominated in Dollars.

“Beneficial Ownership Certification”.  A certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation”.  31 C.F.R. §1010.230.

“BGI”.  Barnes Group Inc., a Delaware corporation.

“BGI Guaranty”.  The Second Amended and Restated BGI Guaranty, dated as of February 10, 2021, executed by BGI in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of all Obligations, including the Barnes Germany Obligations, the Barnes Luxembourg Obligations, the Barnes Switzerland Obligations and the Obligations of each Subsidiary of each Borrower, in the form of Exhibit F attached hereto.

“BGI Loans”.  Revolving Credit Loans other than the Barnes Germany Loans, the Barnes Luxembourg Loans and the Barnes Switzerland Loans.

“Book Runners”.  As defined in the preamble hereto.

“Borrower(s)”.  As defined in the preamble hereto.

“Borrower Materials”.  See Section 8.04.

“Business Day”.  Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that:

(a)        if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Credit Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;

(b)        if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; (ii) Swiss Francs, means a day other than when banks are closed for settlement and payments of foreign exchange transactions in Zurich because such day is a Saturday, Sunday or a legal holiday under the laws of Switzerland; and (iii) Yen, means a day other than when banks are closed for general business in Japan; and

(c)        if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro, Sterling, Swiss Francs and Yen in respect of an Alternative Currency Loan denominated in a currency other than Euro, Sterling, Swiss Francs and Yen, or any other dealings in any currency other than Euro, Sterling, Swiss Francs and Yen to be carried out pursuant to this Credit Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Capitalized Leases”.  Leases under which BGI or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

“Capital Stock”.  Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Collateralize”.  To pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, Issuing Bank or Swing Line Lender (as applicable) and the Lenders, as collateral for Letter of Credit Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Issuing Bank or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the Issuing Bank or the Swing Line Lender (as applicable).

“Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Management Agreement”.  Any agreement entered into between any Borrower or any Subsidiary of a Borrower, on the one hand, and any Cash Management Provider, on the other hand, to provide Cash Management Services to any Borrower or any Subsidiary of a Borrower.

“Cash Management Provider”.  Collectively, (a) each Lender and (b) each Lender Affiliate that, in each case with respect to the foregoing clauses (a) and (b), provides Cash Management Services to any Borrower or any Subsidiary of a Borrower pursuant to a Cash Management Agreement.

“Cash Management Services”.  Cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer, foreign exchange and other cash management arrangements.

“Certain Funds Loan”. A single drawing of Revolving Credit Loans denominated in Dollars by BGI made during the Certain Funds Period where such Revolving Credit Loans are to be made solely to BGI and to finance a Certain Funds Purpose in an aggregate amount not to exceed the Certain Funds Sublimit.

“Certain Funds Period” shall mean the period from and including the Amendment No. 3 Effective Date until the earliest to occur of (i) 11:59:59 p.m. New York City time, on the date that is five Business Days following the Outside Date or Extended Outside Date, as applicable (each as defined in the Merion Purchase Agreement as in effect on June 5, 2023 and as each may be extended (or further extended) in accordance with the terms of the Merion Purchase Agreement as in effect on June 5, 2023), (ii) the termination of the Merion Purchase Agreement in accordance with its terms in the event the Merion Acquisition is not consummated, and (iii) the date of consummation of the Merion Acquisition (after the borrowing of the Certain Fund Loans, if any, hereunder for the purpose of financing the Merion Transactions).

“Certain Funds Purpose” shall mean one or more of the purposes set out in Section 7.14(a)(2).

“Certain Funds Sublimit”. $300,000,000 plus the amount needed for the redemption of the Existing Senior Notes and the repayment of principal and accrued and unpaid interest and fees owing thereunder, which shall be reduced to $0 at the end of the Certain Funds Period (after the borrowing of the Certain Fund Loans, if any, hereunder for the purpose of financing the Merion Transactions). The Certain Funds Sublimit is part of, and not in addition to, the Total Commitments.

“Change in Law”.  The occurrence, after the date of this Credit Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control”.  If (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) shall have become the beneficial owner (as defined in Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under said Act) of thirty-five percent (35%) or more of BGI’s outstanding Voting Stock; provided, however, that members of the Barnes family, Bank of America and any of its Affiliates (to the extent that it owns stock in which a member of the Barnes family has an interest), the Barnes Group Inc. Retirement Savings Plan and Fidelity Management Trust Company, in its capacity as trustee under such plan, and employees of BGI (except employees of BGI who became beneficial owners of more than ten percent (10%) of BGI’s Voting Stock prior to becoming employees of BGI) shall not be counted as a Person for purposes hereof, or (b) a “change of control” occurs under any Indebtedness of any Borrower or Guarantor of at least $30,000,000, or (c) BGI fails to own, directly or indirectly, 100% of the stock of Barnes Germany, Barnes Luxembourg or Barnes Switzerland except (i) for any nominal interest (5% or less) required to be held by a third party, or (ii) as a result of a transaction otherwise permitted hereunder.

“Closing Date”.  February 10, 2021.

“CME”.  CME Group Benchmark Administration Limited.

“Code”.  The Internal Revenue Code of 1986, as amended.

“Co-Lead Arrangers”.  As defined in the preamble hereto.

“Commitment”.  With respect to each Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender’s commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers or either of them, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

“Commitment Percentage”.  With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender’s percentage of the aggregate Commitments of all of the Lenders subject to adjustment as provided in Section 5.14.

“Compliance Certificate”.  See Section 8.04(c).

“Conforming Changes”.  With respect to the use, administration of or any conventions associated with EURIBOR, SOFR, SONIA, SARON, TIBOR, €STR or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions of “Base Rate”, “EURIBOR”, “SOFR”, “SONIA”, “SARON”, “TIBOR”, “€STR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Credit Agreement and any other Loan Document).

“Connection Income Taxes”.  Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated or consolidated”.  With reference to any term defined herein, shall mean that term as applied to the accounts of BGI and its Subsidiaries, consolidated in accordance with GAAP.

“Consolidated Cash Interest Expense”.  As of the last day of any fiscal quarter, the amount of interest expense, paid or payable in cash, of the Borrowers, their Subsidiaries, and Acquired Businesses (to the extent that such Acquired Business is included in the calculation of Consolidated EBITDA for such period), for the four fiscal quarters ended on such date, determined on a consolidated basis in accordance with GAAP for such period, provided, that to the extent any make-whole premium (but not accrued interest) payable in connection with prepayment of the notes issued under the 2014 BGI Note Purchase Agreement would otherwise be deemed to be interest expense payable in cash in any period, such make-whole premium shall be excluded from Consolidated Cash Interest Expense for such period; provided, further, that, prior to the Amendment No. 3 Closing Date, any interest expense payable in connection with any Merion Acquisition Debt shall be excluded from Consolidated Cash Interest Expense.  Except to the extent approved by the Administrative Agent, all Indebtedness incurred in connection with the acquisition of any Acquired Business shall be deemed to have been incurred at the beginning of the four fiscal quarters ended on the last day of such fiscal quarter and to have borne interest at a rate no less than the sum of (a) the arithmetic mean of (x) Term SOFR having an Interest Period of one month, plus the Applicable Margin, in effect on the first day of the four (4) consecutive fiscal quarters then ending and (y) Term SOFR having an Interest Period of one month, plus the Applicable Margin, in effect on the last day of the four (4) consecutive fiscal quarters then ending plus (b) the Applicable Margin for Loans then in effect (after giving effect to such acquisition on a pro forma basis).

“Consolidated EBITDA”.  For any period, Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses (excluding, without duplication, (a) extraordinary gains and losses in accordance with GAAP, (b) gains and losses in connection with asset dispositions whether or not constituting extraordinary gains and losses, and (c) gains or losses on discontinued or divested operations; provided that for purposes of calculating the financial covenants under Article 10 of this Credit Agreement, the Consolidated Net Income generated by any discontinued or divested operations of BGI and its Subsidiaries related to a proposed disposition permitted by Section 9.05(b) or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of this Credit Agreement shall continue to be included in the calculation of Consolidated EBITDA until the date that the proposed disposition is actually consummated) for the four fiscal quarters ended on such date, plus to the extent deducted in computing Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses, (i) the amount of interest expense, accrued (including, for the avoidance of doubt, imputed interest on convertible notes) or paid, during such period, (ii) the sum of income taxes, depreciation and amortization for such period, (iii) due diligence and transaction expenses in connection with acquisitions, Asset Sales, equity, debt and other capital markets transactions permitted hereunder (whether or not consummated) in any four fiscal quarter period, provided that the aggregate amount added back to Consolidated Net Income in connection with any unconsummated acquisitions, Asset Sales, equity, debt and other capital markets transactions permitted hereunder in any four fiscal quarter period shall not exceed $1,500,000, (iv) broker fees and success fees in connection with acquisitions and Asset Sales permitted hereunder in an amount not to exceed $10,000,000 in the aggregate over the term of this Credit Agreement (which term, for the avoidance of doubt, shall be deemed to commence on the Closing Date), (v) restructuring charges not to exceed $25,000,000 in any four fiscal quarter period (subject to the aggregate limit below), (vi) non-cash stock-based compensation expenses, (vii) non-cash expenses related to the impairment or write-off of goodwill and/or intangible assets, (viii) non-cash expenses related to the expensing of purchase accounting write-ups of inventory in connection with any acquisition permitted under Section 9.05(a) so long as such add-back occurs during the six months following the acquisition date, and (ix) non-recurring cash charges or expenses not exceeding $15,000,000 in any four fiscal quarter period (subject to the aggregate limit below).  For purposes of calculating Consolidated EBITDA for any period in which a permitted acquisition has been consummated, Consolidated EBITDA shall be adjusted to include the historical EBITDA of the Acquired Business for the applicable period on a pro forma basis as if such permitted acquisition had been consummated on the first day of the applicable period, as the EBITDA of such acquired Person is reflected in its historical audited financial statements for the most recently ended fiscal year (if available), and any applicable management prepared unaudited statements for any relevant period.  In addition, for purposes of calculating Consolidated EBITDA for any period in which a permitted acquisition or disposition has been consummated, Consolidated EBITDA shall be adjusted to add back expected cost savings (without duplication of actual cost savings or other charges or expenses that are otherwise added back in calculating Consolidated EBITDA) and synergies to the extent (x) such cost savings and synergies are determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities and Exchange Act of 1934, as amended, and as certified by a Responsible Officer of BGI or (y) such cost savings or synergies are factually supportable and have been realized or are reasonably expected to be realized within 365 days following such subject permitted acquisition or disposition; provided that BGI shall have delivered to the Administrative Agent a certificate of a Responsible Officer of BGI, in form reasonably satisfactory to the Administrative Agent, certifying that such cost savings and synergies otherwise meet the requirements of this clause (y) herein, together with reasonably detailed evidence in support thereof, and the Administrative Agent shall have approved the add back of such cost savings and synergies, such approval not to be unreasonably withheld.  For purposes of calculating the financial covenants under Article 10 of this Credit Agreement, the portion of any adjustments contained in clause (i), (ii), (iii), (v), (vi) and (vii) hereof attributed to any discontinued or divested operations of BGI and its Subsidiaries related to a proposed disposition permitted by Section 9.05(b) or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of this Credit Agreement shall continue to be included in the calculation of Consolidated EBITDA until the date that the proposed disposition is actually consummated.  The aggregate amount added back to Consolidated Net Income pursuant to clauses (v) and (ix) above, and cost savings and synergies added back for any period in which a permitted acquisition or disposition has been consummated in accordance with and subject to the limitations provided in the third sentence of this definition of “Consolidated EBITDA” in any four fiscal quarter period shall not exceed 15% of the Consolidated EBITDA (calculated before giving effect to such add backs) for such four fiscal quarter period.  The financial results of any Acquired Businesses acquired at any time during the period tested shall be included on a pro forma basis as described herein as if such Acquired Business had been acquired as of the first day of the period tested.

“Consolidated Net Income”.  The consolidated net income (or deficit) of BGI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP (excluding any losses attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill identified in accordance with FASB ASC 350); provided that for purposes of calculating the financial covenants under Section 10 of this Credit Agreement, the consolidated net income (or deficit) generated by any discontinued operations of BGI and its Subsidiaries related to a proposed disposition permitted by Section 9.05(b) or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of this Credit Agreement shall continue to be included in the calculation of consolidated net income (or deficit) until the date that the proposed disposition is actually consummated, notwithstanding any contrary treatment with respect to such consolidated net income (or deficit) in accordance with GAAP.

“Consolidated Senior Debt”.  Consolidated Total Debt less the outstanding amount of any Subordinated Debt.

“Consolidated Total Assets”.  All assets of BGI and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt”.  With respect to BGI and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of BGI and its Subsidiaries, on a consolidated basis, outstanding on such date for borrowed money or the deferred purchase price of property including, without limitation, in respect of any Synthetic Leases or any Capitalized Leases, plus (b) Indebtedness of the type referred to in clause (a) of another Person (not including BGI or its Subsidiaries) guaranteed by BGI or its Subsidiaries; provided, that, prior to the Amendment No. 3 Closing Date, any Merion Acquisition Debt shall be excluded from Consolidated Total Debt.

“Control”.  The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion Request”.  A notice given by a Borrower to the Administrative Agent of such Borrower’s election to convert or continue a Loan in accordance with Section 2.07.

“Covenant Relief Period”.  The period from and including October 1, 2020 through and including September 30, 2021.

“Credit Agreement”.  This Sixth Amended and Restated Senior Unsecured Revolving Credit Agreement, including the Schedules and Exhibits hereto.

“Credit Extension”.  Any Loan or the issuance, extension or increase of any Letter of Credit.

“Credit Parties”.  Collectively, the Administrative Agent, each Lender, each Cash Management Provider, and each Specified Hedge Provider.

“Daily SOFR”.  The rate per annum equal to SOFR determined for any day pursuant to the definition thereof plus the SOFR Adjustment.  Any change in Daily SOFR shall be effective from and including the date of such change without further notice.  If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Daily SOFR Loan”.  A Loan that bears interest at a rate based on Daily SOFR.

“Debtor Relief Laws”.  The Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default”.  See Section 13.01.

“Defaulting Lender”.  Subject to Section 5.14(b), any Lender that, as reasonably determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and BGI in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified BGI or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or generally under other agreements in which it commits to extend credit, unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and BGI), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.14(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the Issuing Bank, the Swing Line Lender and each other Lender promptly following such determination.

“Derivative Contract”.  See the definition of “Indebtedness”.

“Designated Jurisdiction”.  Any country, region or territory to the extent that such country, region or territory is the subject of any Sanction or is subject to a sanctions program under any Anti-Corruption/Terrorism Laws.

“Distribution”.  The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of a Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of a Person, directly or indirectly through a Subsidiary of such Person or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of such Person.

“Documentation Agent”.  As defined in the preamble hereto.

“Dollars or $”.  Dollars in lawful currency of the United States of America.

“Dollar Equivalent”.  For any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the Issuing Bank, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on the date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Bank, as applicable using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Bank, as applicable, using any method of determination it deems appropriate in its sole discretion.  Any determination by the Administrative Agent or the Issuing Bank pursuant to clauses (b) or (c) above shall be conclusive absent manifest error.

“Domestic Lending Office”.  Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

“Domestic Swing Line Borrowing”.  A borrowing of a Domestic Swing Line Loan pursuant to Section 2.09(b).

“Domestic Swing Line Loan”.  See Section 2.09(b).

“Domestic Swing Line Sublimit”.  An amount equal to the lesser of (a) $20,000,000 and (b) the Total Commitments.  The Domestic Swing Line Sublimit is part of, and not in addition to, the Total Commitments.

“Drawdown Date”.  The date on which any Loan is made or is to be made, and the date on which any Loan is converted or continued in accordance with Section 2.07.

“EEA Financial Institution”.  Any of (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”.  Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”.  Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”.  The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eligible Assignee”.  Any of (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person (other than a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person)) approved by (i) the Administrative Agent, the Issuing Bank and Swing Line Lender, and (ii) unless an Event of Default has occurred and is continuing, BGI (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrowers or any of the Borrowers’ Affiliates.

“Eligible Currency”.  Any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated.  If, after the designation by the Lenders of any currency as an Alternative Currency pursuant to Section 1.06, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent (in the case of any Committed Loans to be denominated in an Alternative Currency) or the Issuing Bank (in the case of any Letter of Credit to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the Lenders or (d) no longer a currency in which the Required Lenders are willing to make such Credit Extensions (each of clauses (a), (b), (c), and (d) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and BGI, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist(s).  Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein.

“Enhanced €STR”.  The rate per annum equal to €STR on such day plus the €STR Adjustment.

“Environmental Laws”.  Any and all Federal, provincial, state, local and foreign statutes, law, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to health, safety or the environment, including but not limited to, the Resource Conservation and Recovery Act (“RCRA”), the Comprehensive Environmental Response Compensation and Liability Act of 1980 as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Federal Clean Water Act, the Federal Clean Air Act and the Toxic Substances Control Act.

“ERISA”.  The Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

“ERISA Affiliate”.  Any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event”.  (a) A Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate.

“€STR”.  A rate per annum equal to the Euro Short Term Rate as administered by the European Central Bank (or any other person which takes over the administration of that rate) published by the European Central Bank (or any other person which takes over publication of that rate).

“€STR Adjustment”.  With respect to €STR, 0.085% per annum.

“€STR Loan”.  A loan that bears interest at a rate based on Enhanced €STR.

“Euro and EUR”.  The single currency of the Participating Member States.

“Event of Default”.  See Section 13.01.

“Excluded Swap Obligation”.  With respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Loan Party becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes”.  With respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), franchise taxes and branch profits Taxes (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.11) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such recipient’s failure to comply with Section 5.12(e) and, and (d) any Taxes imposed on any “withholdable payment” as a result of the failure of such recipient to satisfy the applicable requirements as set forth in FATCA.

“Existing Credit Agreement”.  As defined in the preamble hereto.

“Existing Letters of Credit”.  All letters of credit issued under the Existing Credit Agreement and outstanding on the Closing Date, which are listed on Schedule 11.10 and shall be deemed to be Letters of Credit issued hereunder as set forth in Section 11.10.

“Existing Senior Debt”.  Indebtedness of BGI and its Subsidiaries in existence as of the Closing Date and listed on Schedule 9.1 hereof.

“Facility Fee”.  See Section 2.02.

“FASB ASC”.  The Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA”.  Sections 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any regulation or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the United States Internal Revenue Service thereunder) and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“Federal Funds Rate”.  For any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Fee Letter”.  The fee letter dated January 8, 2021 among BGI, Bank of America, N.A. and BofA Securities, Inc., and each other fee letter executed between BGI and a Co-Lead Arranger. Such term shall include any fee letters executed in connection with any amendment to this Credit Agreement.

“Fees”.  Collectively, the Facility Fee, the Letter of Credit Fees, the Administrative Agent’s Fee, the Arrangement Fees, and the Upfront Fees paid to the Lenders to obtain their commitments hereunder.

“Financial Affiliate”.  A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. § 1843).

“Foreign Lender”.  Any Lender that is not a U.S. Person.

“Foreign Swing Line Borrowing”.  A borrowing of a Foreign Swing Line Loan pursuant to Section 2.09(b).

“Foreign Swing Line Loan”.  See Section 2.09(b).

“Foreign Swing Line Sublimit”.  An amount equal to the least of (a) $20,000,000, (b) the Alternative Currency Sublimit and (c) the Total Commitments.  The Foreign Swing Line Sublimit is part of, and not in addition to, the Total Commitments.

“Fronting Exposure”.  At any time there is a Defaulting Lender, (a) with respect to the Issuing Bank, such Defaulting Lender’s Commitment Percentage of the outstanding Letter of Credit Obligations other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Commitment Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“GAAP or generally accepted accounting principles”.  (a) When used herein, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect on December 31, 2019, subject to Section 1.03, and (ii) to the extent consistent with such principles, the accounting practice of BGI, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of BGI applying the same principles.

“Governing Documents”.  With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

“Governmental Authority”.  The government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Pension Plan”.  Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

“Guarantor”.  Collectively, all of, and individually, any of (a) as set forth in the BGI Guaranty, BGI, (b) as set forth in the Barnes Luxembourg Guaranty, Barnes Luxembourg, (c) as set forth in the Barnes Switzerland Guaranty, Barnes Switzerland, (d) as set forth in the Barnes Germany Guaranty, Barnes Germany, and (e) each Significant Subsidiary and other Subsidiary or Acquired Business that enters into a Guaranty in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties.

“Guaranty”.  Any guaranty from a Person required to become a Guarantor pursuant to Section 6.01 in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, in each case of the payment and performance of certain or all of the Obligations and in substantially the form of Exhibit E attached hereto (with such changes or limitations as to the scope of the Obligations of the other Loan Part(ies) are to be guaranteed by such Person as determined by BGI in a manner consistent with those determinations made in respect of the guarantees given by Barnes Luxembourg, Barnes Switzerland and Barnes Germany under the Barnes Luxembourg Guaranty, the Barnes Switzerland Guaranty and the Barnes Germany Guaranty, respectively).

“Hazardous Substances”.  See Section 7.15(b).

“Hedge Agreements”.  All interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Historic €STR”.  For any date of determination, the most recent €STR for a day which is no more than five (5) Business Days before such date of determination.

“Honor Date”.  See Section 4.03.

“Indebtedness”.  As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

(a)        all indebtedness arising from borrowed money and similar monetary obligations, whether direct or indirect;

(b)        all indebtedness of others secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned by such Person or any of its Subsidiaries or acquired by such Person or any of its Subsidiaries subject thereto, whether or not the Indebtedness secured thereby shall have been assumed;

(c)        all indebtedness for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and accrued expenses incurred in the ordinary course of business);

(d)        all Attributable Debt of such Person with respect to sale and leaseback transactions of such Person;

(e)        all guarantees, endorsements and other contingent obligations, in respect of Indebtedness of others, including (i) any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to insure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise, (ii) any obligation of any partnership in which such Person or any of its Subsidiaries is a general partner and (iii) any obligation to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation;

(f)         the obligations of such Person to reimburse the issuer in respect of any letters of credit issued for the account of such Person or whereupon such Person is responsible for payment thereof;

(g)        every obligation of such Person under any Capitalized Lease;

(h)        every obligation of such Person under any Synthetic Lease;

(i)         every obligation in respect of sales, including securitizations, by such Person, other than the sale or discounting of receivables in the ordinary course of business in connection with the collection thereof, of (i) accounts for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively “receivables”); and

(j)         every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the settlement value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a “Derivative Contract”).

The “amount” or “principal amount” of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rental obligations under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than BGI or any of BGI’s wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any Derivative Contract shall be the net maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (i) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Indemnified Party”.  See Section 14.07.

“Indemnified Taxes”.  (a) Taxes (other than Excluded Taxes), imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee”.  See Section 16.03.

“Interest Payment Date”.  (a) As to any Base Rate Loan or Alternative Currency Daily Rate Loan, the last Business Day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan or Alternative Currency Daily Rate Loan and the Loan Maturity Date; (b) as to any Daily SOFR Loan, the last Business Day of the calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Daily SOFR Loan and the Loan Maturity Date and (c) as to any Term SOFR Loan or Alternative Currency Term Rate Loan, the last day of such Interest Period and the Loan Maturity Date.

“Interest Period”.  With respect to each Term SOFR Loan and Alternative Currency Term Rate Loan, the period commencing on the Drawdown Date of such Loan and ending on the last day of the period that is one (1) month thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency); provided, that all of the foregoing provisions relating to Interest Periods are subject to the following:

(A)       if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

(B)       any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

(C)       any Interest Period that would otherwise extend beyond the Loan Maturity Date shall end on the Loan Maturity Date.

“Investments”.  All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person (other than the Person making such expenditure or incurring such liability).  In determining the aggregate amount of Investments outstanding at any particular time, such amount shall be the original cost of such Investment and: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

“ISP”.  With respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents”.  With respect to a Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Issuing Bank and any of the Borrowers (or any of their Subsidiaries) or in favor of the Issuing Bank and relating to such Letter of Credit.

“Issuing Bank”.  Bank of America or any other Lender reasonably acceptable to BGI and the Administrative Agent (subject to the establishment of an agreed upon Letter of Credit sublimit with such Lender, BGI and the Administrative Agent) that agrees to act as an Issuing Bank, in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.  The Issuing Bank may arrange, with the consent of the Borrowers, for one or more Letters of Credit to be issued by any of such Issuing Bank’s Affiliates, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.  Nothing herein shall be deemed to restrict the right of the Issuing Bank to issue letters of credit outside of this Credit Agreement.

“Judgment Currency”.  See Section 16.16.

“Laws”.  Collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender Affiliate”.  (a) With respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, limited liability company, trust or legal entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other entity (whether a corporation, partnership, limited liability company, trust or other legal entity) that is a fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Lenders”.  Bank of America and the other lending institutions listed on Schedule 1 hereto and any other Person (a) who becomes an assignee of any rights and obligations of a Lender pursuant to Article 15 or (b) becomes a Lender pursuant to the provisions of Section 2.03(a).

“Lending Office”.  Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office or offices as a Lender may from time to time notify BGI and the Administrative Agent in writing, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate.  Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

“Letter of Credit”.  Standby and documentary letters of credit issued hereunder, providing for the payment of cash upon the honoring of a presentation thereunder.  Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Advance”.  With respect to each Lender, such Lender’s funding of its participation in any Letter of Credit Borrowing in accordance with its Commitment Percentage. All Letter of Credit Advances shall be denominated in Dollars.

“Letter of Credit Application”.  An application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank.

“Letter of Credit Borrowing”.  An extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Loan.  All Letter of Credit Borrowings shall be denominated in Dollars.

“Letter of Credit Expiration Date”.  With respect to Letters of Credit, an expiry date no later than the date which is the earlier of (i) one-year after the issuance thereof (provided that such Letter of Credit may contain customary “evergreen” provisions) and (ii) fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Loan Maturity Date.

“Letter of Credit Fee”.  See Section 4.09.

“Letter of Credit Obligations”.  As at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unpaid Reimbursement Obligations, including all Letter of Credit Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.03.  For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Participation”.  See Section 4.01(e).

“Letter of Credit Sublimit”.  An amount equal to $50,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Total Commitments.

“Leverage Ratio”.  See Section 10.02.

“Lien”.  Any mortgage, deed of trust, security interest, pledge, hypothecation, collateral assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

“Loan(s)”.  The Revolving Credit Loan(s) made by the Lenders to the Borrowers pursuant to Article 2, including the Swing Line Loans advanced by the Swing Line Lender under Section 2.09(b) and, for the avoidance of doubt, the Certain Funds Loans.

“Loan Documents”.  This Credit Agreement, the Notes, the Guaranties, the BGI Guaranty, the Barnes Luxembourg Guaranty, the Barnes Switzerland Guaranty, the Barnes Germany Guaranty, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 5.13 of this Credit Agreement, the Letter of Credit Applications, and the Letters of Credit.

“Loan Maturity Date”.  February 10, 2026.

“Loan Parties”.  Collectively, (a) the Borrowers and (b) each Guarantor.

“Loan Request”.  See Section 2.06.

“Luxembourg Subsidiaries”.  Barnes Luxembourg and Barnes Group Luxembourg (No. 2) S.à r.l., each a private limited liability company organized under the Laws of the Grand Duchy of Luxembourg, and wholly-owned Subsidiaries of BGI.

“Material Adverse Effect”.  With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

(a)        a material adverse effect on the business, properties, condition (financial or otherwise), assets, operations or income of any of BGI and its Subsidiaries, taken as a whole;

(b)        a material adverse effect on the ability of any of BGI or any other obligor, individually and taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

(c)          any material impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, or any material impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document.

“Maximum Drawing Amount”.  The maximum Dollar Equivalent amount of the aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

“Merion Acquisition”. The acquisition by BGI, directly or through one or more of its direct or indirect Subsidiaries, of all of the issued and outstanding shares of capital stock of the Merion Target.

“Merion Acquisition Debt”. Any Indebtedness for borrowed money (including Indebtedness under the Merion Bridge Facility and any Merion Permanent Financing issued or incurred in lieu thereof or to refinance loans thereunder) of BGI or any of its Subsidiaries in an aggregate amount not to exceed $700,000,000 that has been incurred for the purpose of financing, in whole or in part, the Merion Acquisition and any related transactions or series of related transactions (including for the purpose of refinancing or replacing all or a portion of any pre-existing Indebtedness for borrowed money of BGI, any of its Subsidiaries or the person(s) or assets to be acquired); provided that either (a)(i) the release of the proceeds thereof to BGI and its Subsidiaries is contingent upon the consummation of the Merion Acquisition and, pending such release, such proceeds are held pursuant to an escrow or similar arrangement and (ii) if Merion Purchase Agreement is terminated prior to the consummation of the Merion Acquisition or if the Merion Acquisition is otherwise not consummated by the date specified in the definitive documentation relating to such Indebtedness for borrowed money, such proceeds shall be promptly applied to satisfy and discharge all obligations of BGI and its Subsidiaries in respect of such Indebtedness for borrowed money or (b)(i) such Indebtedness for borrowed money contains a “special mandatory redemption” provision (or other similar provision) or otherwise permits such Indebtedness for borrowed money to be redeemed or prepaid if the Merion Acquisition is not consummated by the date specified in the definitive documentation relating to such Indebtedness for borrowed money, and (ii) if the Merion Purchase Agreement is terminated in accordance with its terms prior to the consummation of the Merion Acquisition or the Merion Acquisition is otherwise not consummated by the date specified in the definitive documentation relating to such Indebtedness for borrowed money, such Indebtedness for borrowed money is so redeemed or prepaid within ninety (90) days of such termination or such specified date, as the case may be.

“Merion Bridge Facility.” A senior secured bridge facility in an amount of up to $700,000,000 incurred by BGI in connection with the Merion Transactions, to the extent all or any portion of the Merion Permanent Financing is not issued, or the proceeds thereof not made available to BGI on or prior to the Amendment No. 3 Closing Date.

“Merion Permanent Financing.” A senior secured term loan facility and/or senior secured and/or unsecured notes incurred or issued by BGI and/or one or more of its Subsidiaries in connection with the Merion Transactions pursuant to one or more public or private placement transactions generating aggregate proceeds of up to $700,000,000.

“Merion Purchase Agreement”. A Stock Purchase Agreement (together with all exhibits, schedules and annexes thereto) dated as of June 5, 2023, by and among MB Aerospace Group Holdings Limited, the Merion Target and BGI.

“Merion Purchase Agreement Representations”. As defined in Annex B of Amendment No. 3.

“Merion Refinancing”. The repayment or redemption of (i) the Senior Secured Credit Agreements (as defined in the Merion Purchase Agreement), that certain Facility Agreement, by and between MB Aerospace Holdings I Limited and HSBC UK Bank plc, dated as of October 8, 2020, as amended on April 6, 2021, as amended on April 8, 2022 and that certain Facility Agreement, by and between MB Aerospace Holdings I Limited and HSBC UK Bank plc, dated as of April 8, 2022 and (ii) BGI’s 3.97% senior notes due 2024 issued pursuant to that certain Note Purchase Agreement, dated as of October 15, 2014 (as amended by the First Amendment to Note Purchase Agreement, dated as of October 8, 2020, as amended by the Second Amendment to Note Purchase Agreement, dated as of June 5, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Senior Notes”), by and among BGI and each of the Purchasers (as defined therein) party thereto from time to time.

“Merion Specified Representations”. As defined in Annex B of Amendment No. 3.

“Merion Target”.  MB Aerospace Holdings Inc.

“Merion Transactions”. The Merion Acquisition, the entering into Amendment No. 3, the incurrence of the Merion Bridge Facility, the incurrence or issuance of any Merion Permanent Financing, the Merion Refinancing and the payment of fees and expenses incurred in connection with the foregoing.

“Moody’s”.  Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan”.  Any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which BGI or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan”.  A Plan which has two or more contributing sponsors (including a Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Non-Extension Notice Date”.  See Section 4.02.

“Non-U.S. Lender”.  See Section 5.02(c).

“Notes”.  See Section 2.04.

“Note Record”.  A Record with respect to a Note.

“Obligations”.  All indebtedness, obligations, and liabilities of any of BGI, Barnes Germany, Barnes Luxembourg, Barnes Switzerland, and any of their Subsidiaries, as the case may be, including, without limitation, the Barnes Germany Obligations, the Barnes Luxembourg Obligations and the Barnes Switzerland Obligations, to the Administrative Agent and any other Credit Party, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, any Specified Hedge Agreement, any Cash Management Agreement or other instruments at any time evidencing any thereof, including interest and fees that accrue after the commencement by or against any Loan Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall exclude any Excluded Swap Obligations.

“OFAC”.  The Office of Foreign Assets Control of the United States Department of the Treasury.

“Operating Accounts”.  See Section 2.06(b).

“Optional Subordinated Payment”.  Any repayment, prepayment, redemption, repurchase, cash payment or any other payment that may be made solely at the option of the Borrowers, in connection with the conversion of Subordinated Debt.

“Other Connection Taxes”.  With respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes”.  All present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement or any other Loan Document.

“Overnight Rate”.  For any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the Issuing Bank, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

“Overnight Rate Loans”.  Loans bearing interest calculated by reference to the Overnight Rate. Overnight Rate Loans may be denominated in Dollars, Euro, Sterling, or Swiss Franc. All Swing Line Loans denominated in an Alternative Currency must be Overnight Rate Loans.

“Participant”.  See Section 15.03.

“Participant Register”.  See Section 15.03.

“Participating Member State”.  Any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“PBGC”.  The Pension Benefit Guaranty Corporation.

“Pension Act”.  The Pension Protection Act of 2006.

“Pension Funding Rules”.  The rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan”.  Any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by BGI and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Performance Letter of Credit”.  Any Letter of Credit issued to support contractual obligations for supply, service or construction contracts, including, but not limited to, bid, performance, advance payment, warranty, retention, availability and defects liability obligations.

“Permitted Liens”.  Liens permitted by Section 9.02.

“Person”.  Any individual, corporation, limited liability company partnership, limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

“Platform”.  See Section 8.04.

“Public Lender”.  See Section 8.04.

“Rate Determination Date”.  Two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent).

“Real Estate”.  All real property at any time owned or leased (as lessee or sublessee) by BGI or any of its Subsidiaries.

“Record”.  The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

“Relevant Governmental Body”.  (a) With respect to Loans denominated in Dollars, the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, (b) with respect to Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (d) with respect to Loans denominated in Swiss Francs, the Swiss National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, (e) with respect to Loans denominated in Yen, the Bank of Japan, or a committee officially endorsed or convened by the Bank of Japan or, in each case, any successor thereto, and (f) with respect to Loans denominated in any other Agreed Currency, (i) the central bank for the currency in which such Loan is denominated or any central bank or other supervisor which is responsible for supervising either (x) such Successor Rate or (y) the administrator of such Successor Rate or (ii) any working group or committee officially endorsed or convened by (w) the central bank for the currency in which such Successor Rate is denominated, (x) any central bank or other supervisor that is responsible for supervising either (A) such Successor Rate or (B) the administrator of such Successor Rate, (y) a group of those central banks or other supervisors or (z) the Financial Stability Board or any part thereof.

“Register”.  See Section 15.03.

“Reimbursement Obligation”.  BGI’s, Barnes Germany’s, Barnes Luxembourg’s and/or Barnes Switzerland’s obligation, as applicable, to reimburse the Administrative Agent and the Lenders on account of any drawing under any Letter of Credit as provided in Section 4.02.

“Related Parties”.  With respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Relevant Rate”.  With respect to (i) any Credit Extension denominated in (a) Dollars, Term SOFR or Daily SOFR, (b) Sterling, SONIA, (c) Swiss Francs, SARON, (d) Euros, EURIBOR, and (e) Japanese Yen, TIBOR, as applicable, and (ii) any Foreign Swing Line Loan denominated in Euros, €STR.

“Reportable Event”.  Any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Required Lenders”.  At any time, Lenders having unused Commitments and Revolving Credit Exposure representing more than 50% of the aggregate unused Commitments and Revolving Credit Exposure of all Lenders.  The unused Commitments and Revolving Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Rescindable Amount”.  See Section 2.08(b)(iii).

“Resolution Authority”.  An EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer”.  The president, chief executive officer, chief financial officer, vice president-controller, vice president tax & treasury, vice president-treasurer, treasurer or assistant treasurer of a Loan Party and, solely for purposes of notices given pursuant to Article 2, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment”.  In relation to the Borrowers and their Subsidiaries, any (a) Distribution, (b) payment or prepayment by the Borrowers or their Subsidiaries to any of the Borrowers’ or any Subsidiary’s shareholders (or other equity holders), in each case, other than to the Borrowers, or to any Affiliate of any of the Borrowers or any Subsidiary of any Affiliate of any of the Borrowers or such Subsidiary’s shareholders (or other equity holders), or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating any of the Borrowers or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of any of the Borrowers or such Subsidiary.

“Revaluation Date”.  With respect to any Loan, each of the following: (i) each Drawdown Date of an Alternative Currency Loan, (ii) each date of a continuation of an Alternative Currency Loan pursuant to Section 2.07, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require.  With respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the Issuing Bank under any Letter of Credit denominated in an Alternative Currency, and (iii) such additional dates as the Administrative Agent or the Issuing Bank shall determine or the Required Lenders shall require.

“Revolving Credit Exposure”.  As to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Letter of Credit Obligations and Swing Line Loans at such time.

“Revolving Credit Loans”.  Revolving credit loans (including, without limitation, the BGI Loans, the Barnes Germany Loans, the Barnes Luxembourg Loans and the Barnes Switzerland Loans) made or to be made by the Lenders to BGI, Barnes Germany, Barnes Luxembourg and Barnes Switzerland pursuant to Article 2.

“S&P”.  Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Sale Leaseback Transaction”.  Any arrangement, directly or indirectly, whereby BGI or any U.S. Domestic Subsidiary of BGI sells or transfers any property owned by it in order then or thereafter to lease such property or lease other property that BGI or such U.S. Domestic Subsidiary of BGI intends to use for substantially the same purpose as the property being sold or transferred.

“Same Day Funds”.  With respect to disbursements and payments (a) in Dollars, immediately available funds, and (b) in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanction(s)”.  all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States Government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury (“HMT”) of the United Kingdom or other relevant sanctions authority.

“SARON”.  With respect to any applicable determination date, the Swiss Average Rate Overnight published two (2) Business Days prior to such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SARON means such rate that applied on the first Business Day immediately prior thereto.

“SARON Adjustment”.  With respect to SARON, 0.0031% per annum.

“Scheduled Unavailability Date”.  See Section 5.04(b).

“Senior Leverage Ratio”.  See Section 10.03.

“Significant Subsidiary”.  Each Subsidiary of BGI which in the most recent fiscal year of the Borrowers accounted for more than ten percent (10%) of the Consolidated Total Assets for each of the most recent three fiscal years of the Borrowers; provided, however, that with respect to Subsidiaries created or acquired after the date hereof, if thereafter such entity, in a fiscal year, accounts for more than ten percent (10%) of the Consolidated Total Assets in such fiscal year, it shall be deemed to be a Significant Subsidiary for such fiscal year.

“SOFR”.  With respect to any applicable determination date, the Secured Overnight Financing Rate published on such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto.

“SOFR Adjustment”.  (i) With respect to Term SOFR for an Interest Period of one-month’s duration, 0.10% (10.0 bps), and (ii) with respect to Daily SOFR, 0.10% (10.0 bps).

“SOFR Administrator”.  The Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.

“SOFR Loan”.  A Daily SOFR Loan or a Term SOFR Loan, as applicable.

“SONIA”.  With respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published two (2) Business Days prior to such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment”.  With respect to SONIA, 0.1193% per annum.

“Special Notice Currency”.  At any time, each of (i) Swiss Francs, (ii) Sterling, and (iii) each Alternative Currency that is not the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Specified Hedge Agreement”.  Any Hedge Agreement entered into between any Borrower or any Subsidiary of a Borrower and a counterparty that is a Lender or Lender Affiliate at the time such Hedge Agreement is entered into (each such counterparty, a “Specified Hedge Provider”).

“Specified Hedge Provider”.  See the definition of “Specified Hedge Agreement”.

“Sterling and £”.  The lawful currency of the United Kingdom.

“Subordinated Debt”.  Indebtedness of BGI or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a written instrument containing subordination provisions in form and substance approved by the Administrative Agent after consultation with the Required Lenders.

“Subsidiary”.  Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

“Successor Rate”.  See Section 5.04(b).

“Swap Obligations”.  With respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swing Line Borrowing”.  Any Domestic Swing Line Borrowing and any Foreign Swing Line Borrowing, as the context requires.

“Swing Line Lender”.  Bank of America in its capacity as lender of Swing Line Loans hereunder.

“Swing Line Loan(s)”.  See Section 2.09.

“Swing Line Loan Request”.  A request for a Swing Line Borrowing pursuant to Section 2.09(b), which, if in writing, shall be substantially in the form of Exhibit B-2 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent).

“Swiss Franc or SwF”.  The lawful currency of Switzerland.

“Syndication Agents”.  As defined in the preamble hereto.

“Synthetic Lease”.  Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

“TARGET2”.  The Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day”.  Any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes”.  All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR”.

(a)        For any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b)        for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;

provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Credit Agreement.

“Term SOFR Loan”.  A Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“Term SOFR Screen Rate”.  The forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Total Commitment”.  The sum of the Commitments of the Lenders, as in effect from time to time, which amount, as of the Closing Date shall not exceed $1,000,000,000, which amount may be increased or decreased from time to time in accordance with this Credit Agreement.

“Type”.  As to any Loan, its nature as a Base Rate Loan, an Overnight Rate Loan, a Daily SOFR Loan, a Term SOFR Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

“UK Financial Institution”.  Any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”.  The Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unpaid Reimbursement Obligation”.  Any Reimbursement Obligation for which the applicable Borrower does not reimburse the Administrative Agent and the Lenders on the date specified in, and in accordance with, Section 4.02.

“U.S. Borrower”.  Any Borrower that is a U.S. Person.

“U.S. Domestic Subsidiary”.  With respect to any Person, any Subsidiary of such Person that is incorporated, formed or organized under the laws of the United States, any State thereof or the District of Columbia.

“U.S. Government Securities Business Day”.  Any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

“U.S. Person”.  Any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Voting Stock”.  Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

“Write-Down and Conversion Powers”.   (a) With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02.     Rules of Interpretation.

(a)        A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

(b)        The singular includes the plural and the plural includes the singular.

(c)        A reference to any law includes any amendment or modification to such law.

(d)        A reference to any Person includes its permitted successors and permitted assigns.

(e)        The words “include”, “includes” and “including” are not limiting.

(f)        All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term “instrument” being that defined under Article 9 of the Uniform Commercial Code.

(g)        Reference to a particular “Section ” refers to that section of this Credit Agreement unless otherwise indicated.

(h)        The words “herein”, “hereof”, “hereunder” and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

(i)        Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”

(j)         This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters.  All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

(k)        This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties.  Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

(l)         Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.03.      Accounting Terms.  (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the BGI and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b) Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either BGI or the Required Lenders shall so request, the Administrative Agent, the Lenders and BGI shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) BGI shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Credit Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change to lease accounting rules from those in effect on the Closing Date pursuant to Accounting Standards Codification 840 and other lease accounting guidance as in effect on the Closing Date unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

Section 1.04.     Letter of Credit Amounts.

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 1.05.     Exchange Rates; Currency Equivalents.

(a)        The Administrative Agent or the Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Credit Extensions, L/C Obligations, and the outstanding principal amount of Loans denominated in Alternative Currencies.  Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable.

(b)        Wherever in this Credit Agreement in connection with a Loan, conversion, continuation or prepayment of an Alternative Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Credit Extension, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount, as determined by the Administrative Agent or the Issuing Bank, as the case may be.

(c)        The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes.

Section 1.06.     Additional Alternative Currencies.

(a)        A Borrower may from time to time request that Alternative Currency Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is an Eligible Currency.  In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the Issuing Bank.

(b)        Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Drawdown Date (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Issuing Bank, in its or their sole discretion).  In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the Issuing Bank thereof.  Each Lender (in the case of any such request pertaining to Alternative Currency Loans) or the Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c)        Any failure by a Lender or the Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the Issuing Bank, as the case may be, to permit Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency.  If the Administrative Agent and all the Lenders consent to making Alternative Currency Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify BGI and (i) the Administrative Agent and such Lenders may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any borrowings of Alternative Currency Loans.  If the Administrative Agent and the Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify BGI and (iii) the Administrative Agent and the Issuing Bank may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (iv) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency, for purposes of any Letter of Credit issuances.  If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify BGI.

Section 1.07.      Change of Currency.

(a)        Each obligation of any Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption.  If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Credit Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Loan made in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

(b)        Each provision of this Credit Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)        Each provision of this Credit Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent, in consultation with the Borrowers, may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

ARTICLE 2
The Revolving Credit Facility

Section 2.01.     Commitment to Lend.  Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, and BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Loan Maturity Date upon notice by BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, to the Administrative Agent given in accordance with Section 2.06, such sums, in Dollars or in one or more Alternative Currencies, as are requested by such Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender’s Commitment minus such Lender’s Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations and outstanding Swing Line Loans, provided that (i) the sum of the outstanding amount of the Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Commitment at such time and (ii) the outstanding principal amount of the Certain Funds Loans (after giving effect to all amounts requested) shall not exceed the Certain Funds Sublimit; and provided, further, that (in the case of any such requested Loan denominated in Alternative Currencies) the outstanding principal amount of the Loans denominated in Alternative Currencies (after giving effect to all amounts requested) shall not exceed the Alternative Currency Sublimit.  The Loans shall be made pro rata in accordance with each Lender’s Commitment Percentage.  Each request for a Loan hereunder shall constitute a representation and warranty by BGI, Barnes Germany, Barnes Luxembourg or Barnes Switzerland, as the case may be, that the conditions set forth in Article 11 and Article 12, in the case of the initial Loans to be made on the Closing Date, and Article 12, in the case of all other Loans, have been satisfied on the date of such request.  Each Base Rate Loan and each SOFR Loan shall be denominated in Dollars.  Each Alternative Currency Daily Rate Loan and Alternative Currency Term Rate Loan shall be denominated in an Alternative Currency.

Section 2.02.      Facility Fee.  BGI agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with the Lenders’ respective Commitment Percentages a facility fee (the “Facility Fee”) in Dollars calculated at the rate per annum related to the then current Applicable Margin, as set forth in the definition “Applicable Margin” in Section 1.01 hereof, on the Total Commitment in effect from time to time from the Closing Date to the Loan Maturity Date, subject to Section 5.14.  The Facility Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Loan Maturity Date or any earlier date on which the Commitments shall terminate.

Section 2.03.     Reduction of Total Commitment.  BGI shall have the right at any time and from time to time upon three (3) Business Days prior written notice to the Administrative Agent to reduce by $5,000,000 or a whole multiple of $1,000,000 in excess thereof or to terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated.  Promptly after receiving any notice of BGI delivered pursuant to this Section 2.03, the Administrative Agent will notify the Lenders of the substance thereof.  The amount of any such Total Commitment reduction shall not be applied to the Alternative Currency Sublimit or the Letter of Credit Sublimit, unless the Total Commitment is reduced to a level below the Alternative Currency Sublimit or the Letter of Credit Sublimit, as applicable, unless otherwise specified by BGI.  Upon the effective date of any such reduction or termination, BGI shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Facility Fee then accrued on the amount of the reduction.  No reduction or termination of the Commitments may be reinstated.

(a)        Increase of Total Commitment.  Unless a Default or Event of Default has occurred and is continuing, BGI may request, with prior written notice to the Administrative Agent, and subject to the approval of the Administrative Agent if with respect to a new lender, that the Total Commitment be increased, provided that the Total Commitment shall not, except with the consent of the Required Lenders, in any event exceed $1,250,000,000 hereunder, and provided, further, that (i) any Lender which is a party to this Revolving Credit Agreement prior to such increase shall have the first option to increase its Commitment hereunder, but no Lender shall have any obligation to do so, (ii) in the event that it becomes necessary to include a new Lender to provide additional funding under this Section 2.03(a), such new Lender must be reasonably acceptable to the Administrative Agent and BGI, (iii) the Lenders’ Commitment Percentages shall be correspondingly adjusted, as necessary, to reflect any increase in the Total Commitment and Schedule 1 shall be amended to reflect such adjustments and (iv) BGI may make a maximum of two such requests.  Each increase in the Total Commitment shall be in a minimum aggregate amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof.

Section 2.04.      Evidence of Debt.

(a)        The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, made through the Administrative Agent, BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

(b)        In addition to the accounts and records referred to in subsection (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.05.      Interest on Loans.  Except as otherwise provided in Section 5.10,

(a)        Each Loan which is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

(b)        Each Loan which is a Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Relevant Rate as in effect from time to time plus the Applicable Margin with respect to Daily SOFR Loans as in effect from time to time.

(c)        Each Loan which is a Term SOFR Loan or Alternative Currency Term Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Relevant Rate determined for such Interest Period plus the Applicable Margin with respect to such Loan as in effect from time to time.

(d)        Each Loan which is an Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Relevant Rate as in effect from time to time plus the Applicable Margin with respect to such Loan as in effect from time to time.

(e)        Each Loan which is an Overnight Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Overnight Rate as in effect from time to time plus the Applicable Margin with respect to Overnight Rate Loans as in effect from time to time.

(f)         With respect to any Alternative Currency Daily Rate, Alternative Currency Term Rate or SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time (in consultation with BGI) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective.

BGI promises to pay or, solely in the case of the Barnes Germany Loans, Barnes Germany promises to pay or, solely in the case of the Barnes Luxembourg Loans, Barnes Luxembourg promises to pay or, solely in the case of the Barnes Switzerland Loans, Barnes Switzerland promises to pay, interest on the Loans, as applicable, on each Interest Payment Date with respect thereto.

Section 2.06.      Requests for Loans.

(a)        General.  BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, shall give to the Administrative Agent written notice in the form of Exhibit B-1 hereto (or such other form as may be approved by the Administrative Agent, including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent or telephonic notice confirmed in a writing in the form of Exhibit B-1 hereto or such other form approved by the Administrative Agent) of each Loan requested hereunder (a “Loan Request”) no later than (a) 11:00 a.m. (Eastern time) on the proposed Drawdown Date of any Base Rate Loan, (b) 11:00 a.m. (Eastern time) three (3) Business Days prior to the proposed Drawdown Date of any SOFR Loan, (c) 11:00 a.m. (Eastern time) four (4) Business Days (or five (5) Business Days in the case of Special Notice Currency) prior to the proposed Drawdown Date of any Alternative Currency Loan.  Each such notice shall specify (i) the principal amount of the Loan requested, (ii) the proposed Drawdown Date of such Loan, (iii) the Interest Period for such Loan (if applicable), (iv) the Type of such Loan, (v) the currency of such Loan to be borrowed and (vi) whether such Loan is a Certain Funds Loan.  If such Borrower fails to specify a currency in a Loan Request, then the Loan so requested shall be made in Dollars.  Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof.  Each Loan Request shall be irrevocable and binding on BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, and shall obligate such Borrower to accept the Loan requested from the Lenders on the proposed Drawdown Date; provided that any Loan Request for a Certain Funds Loan delivered pursuant to this Section 2.06(a) may be conditioned on the effectiveness of the Merion Acquisition.  Each Loan Request shall be in a minimum aggregate amount of $500,000 or a whole multiple of $100,000 in excess thereof, and after giving effect to all Loans, all conversions of Loans from one Type to another as provided in Section 2.07(a), and all continuations of Loans as the same Type as provided in Section 2.07(b), there shall not be more than ten (10) Interest Periods in effect with respect to the Loans.

Section 2.07.     Conversion Options.

(a)        Conversion to Different Type of Loan.  The applicable Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type, provided that (a) with respect to any such conversion of a SOFR Loan to a Base Rate Loan, a Base Rate Loan to a SOFR Loan, a Term SOFR Loan to a Daily SOFR Loan, or a Daily SOFR Loan to a Term SOFR Loan, the applicable Borrower shall give the Administrative Agent written notice (including notice given via an electronic platform or electronic transmission system approved by the Administrative Agent) no later than 11:00 a.m. (Eastern time) at least three (3) Business Days prior to such election; (b) [reserved]; (c) with respect to any such conversion of an Alternative Currency Loan, the applicable Borrower shall give the Administrative Agent written notice (including notice given via an electronic platform or electronic transmission system approved by the Administrative Agent) no later than 11:00 a.m. (Eastern time) at least four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to such election; (d) with respect to any such conversion of a Term SOFR Loan or an Alternative Currency Term Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (e) no Loan may be converted into a SOFR Loan, Alternative Currency Daily Rate Loan, or an Alternative Currency Term Rate Loan when any Default or Event of Default has occurred and is continuing.  On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Lending Office, as the case may be.  All or any part of outstanding Loans of any Type may be converted into a Loan of another Type as provided herein, provided, that any partial conversion shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Conversion Request relating to the conversion of a Loan (other than a conversion to a Base Rate Loan) shall be irrevocable by the Borrowers.  No Loan may be converted into a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

(b)        Continuation of Type of Loan.  Any Term SOFR Loan or Alternative Currency Term Rate Loan may be continued as a Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the applicable Borrower with the notice provisions contained in Section 2.07(a); provided that no Loan other than a Base Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers’ account have actual knowledge.  In the event that the applicable Borrower fails to provide any such notice with respect to the continuation of any Loan as such, then (i) in the case of a Term SOFR Loan, such Term SOFR Loan shall be automatically converted to a Base Rate Loan on the last day of the current Interest Period relating thereto and (ii) in the case of an Alternative Currency Term Rate Loan, such Alternative Currency Term Rate Loan shall be continued as an Alternative Currency Term Rate Loan in its original currency with an Interest Period of one (1) month.  The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.07 is scheduled to occur.  No Loan may be continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

(c)        Term SOFR and Alternative Currency Term Rate Loans.  Any conversion to or from Term SOFR and Alternative Currency Term Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Term SOFR and Alternative Currency Term Rate Loans having the same Interest Period shall not be less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

Section 2.08.     Funds for Loan.

(a)        Funding Procedures.  Not later than 2:00 p.m. (Eastern time) on the proposed Drawdown Date of any Loans denominated in Dollars and not later than the Applicable Time specified by the Administrative Agent in the case of any Loans in an Alternative Currency, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent’s Office, in Same Day Funds, the amount of such Lender’s Commitment Percentage of the amount of the requested Loans for the applicable currency.  Upon receipt from each Lender of such amount, and upon receipt of the documents required by Articles 11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, the aggregate amount of such Loans made available to the Administrative Agent by the Lenders.  The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender’s Commitment Percentage of any requested Loans.

(b)        Advances by Administrative Agent.  (i) The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date or the Applicable Time, as the case may be, assume that such Lender has made available to the Administrative Agent on such Drawdown Date or Applicable Time, as the case may be, the amount of such Lender’s Commitment Percentage of the Loans to be made on such Drawdown Date or Applicable Time, as the case may be, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, a corresponding amount.  If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date or Applicable Time, as the case may be, such Lender shall pay to the Administrative Agent its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is paid by such Lender, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing.  If the amount of such Lender’s Commitment Percentage of such Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date or Applicable Time, as the case may be, the Administrative Agent shall be entitled to recover such amount from the applicable Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date or Applicable Time, as the case may be.  The obligations of any Lender under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

(ii)          The Administrative Agent may, unless notified to the contrary by BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder, as applicable, that the applicable Borrower will not make such payment, assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due.  In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing.

(iii)        With respect to any payment that the Administrative Agent makes for the account of the Lenders or the Issuing Bank hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the Issuing Bank, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate per annum equal to the applicable Overnight Rate.

(iv)         A statement of the Administrative Agent submitted to a Lender with respect to any amounts owing under clause (a), (b) or (c) above shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender.

Section 2.09.     Swing Line Loans.

(a)        The Swing Line.

(i)          Domestic Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.09, may, in its sole discretion, make loans in Dollars (each such loan, a “Domestic Swing Line Loan”) to BGI from time to time on any Business Day in an aggregate amount not to exceed at any time outstanding the amount of the Domestic Swing Line Sublimit, notwithstanding the fact that such Domestic Swing Line Loans, when aggregated with the Commitment Percentage of the outstanding amount of Loans, Foreign Swing Line Loans and Letter of Credit Obligations of the Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Domestic Swing Line Loan, (i) the total amount of Loans plus the Maximum Drawing Amount and any Unpaid Reimbursement Obligations outstanding shall not exceed the Total Commitments, and (ii) the aggregate outstanding amount of the Loans of any Lender (other than the Swing Line Lender), plus such Lender’s Commitment Percentage of the outstanding amount of all Letter of Credit Obligations, plus such Lender’s Commitment Percentage of the outstanding amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Domestic Swing Line Loan to refinance any outstanding Swing Line Loan.

(ii)         Foreign Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.09, may, in its sole discretion, make loans in Dollars, Euro, Sterling, and Swiss Franc (each such loan, a “Foreign Swing Line Loan” and collectively with the Domestic Swing Line Loans, “Swing Line Loans”) to Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland from time to time on any Business Day in an aggregate amount not to exceed at any time outstanding the amount of the Foreign Swing Line Sublimit, notwithstanding the fact that such Foreign Swing Line Loans, when aggregated with the Commitment Percentage of the outstanding amount of Loans, Domestic Swing Line Loans and Letter of Credit Obligations of the Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Foreign Swing Line Loan, (i) the total amount of Loans plus the Maximum Drawing Amount and any Unpaid Reimbursement Obligations outstanding shall not exceed the Total Commitments, and (ii) the aggregate outstanding amount of the Loans of any Lender (other than the Swing Line Lender), plus such Lender’s Commitment Percentage of the outstanding amount of all Letter of Credit Obligations, plus such Lender’s Commitment Percentage of the outstanding amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Foreign Swing Line Loan to refinance any outstanding Swing Line Loan.

(iii)        Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.09, prepay under Section 3.03, and reborrow under this Section 2.09.  Each Domestic Swing Line Loan borrowed by BGI shall be a Base Rate Loan.  Each Foreign Swing Line Loan borrowed by Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland shall be an Overnight Rate Loan or an €STR Loan.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Commitment Percentage times the amount of such Swing Line Loan.

(b)        Borrowing Procedures.  Each Swing Line Borrowing shall be made upon BGI’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (Eastern time) on the proposed Drawdown Date, or in the case of a Foreign Swing Line Loan, (x) not later than 11:00 a.m. (London time) on the proposed Drawdown Date for any Foreign Swing Line Borrowing requested in Euros or Sterling and (y) not later than 3:00 p.m. (London time) one (1) Business Day prior to the proposed Drawdown Date for any Foreign Swing Line Borrowing requested in Swiss Francs or Dollars, and in the case of all Swing Line Borrowings, each such notice shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Request, appropriately completed and signed by a Responsible Officer of BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Request, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Request and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing)  of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of either Section 2.09(a)(i) or (ii), as applicable, or (B) that one or more of the applicable conditions specified in Article 11 or Article 12 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Request, make the amount of its Swing Line Loan available to the applicable Borrower at its office by crediting the account of such Borrower on the books of the Swing Line Lender in immediately available funds.

(c)        Refinancing of Swing Line Loans.

(i)          The Swing Line Lender at any time in its sole discretion may request, on behalf of each Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Loan, €STR Loan or Overnight Rate Loan, as applicable, in an amount equal to such Lender’s Commitment Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Loan Request for purposes hereof) and in accordance with the requirements of Section 2.06, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, €STR Loans or Overnight Rate Loans, but subject to the unutilized portion of the Total Commitments and the conditions set forth in Article 12.  The Swing Line Lender shall furnish BGI with a copy of the applicable Loan Request promptly after delivering such notice to the Administrative Agent.  Each Lender shall make an amount equal to its Commitment Percentage of the amount specified in such Loan Request available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Request, whereupon, subject to Section 2.09(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan, €STR Loan or Overnight Rate Loan, as applicable, to the applicable Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)         If for any reason any Swing Line Loan cannot be refinanced by such a borrowing in accordance with Section 2.09(c)(i), the request for Base Rate Loans, €STR Loans or Overnight Rate Loans, as the case may be, submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.09(c) shall be deemed payment in respect of such participation.

(iii)        If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.09 by the time specified in Section 2.09(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)         Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.09(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.09(c) is subject to the conditions set forth in Article 12.  No such funding of risk participations shall relieve or otherwise impair the obligation of each Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)        Repayment of Participations.

(i)          At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Commitment Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii)          If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 16.1 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

(e)        Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans.  Until each Lender funds its Base Rate Loan, €STR Loan, Overnight Rate Loan or risk participation pursuant to this Section 2.09 to refinance such Lender’s Commitment Percentage of any Swing Line Loan, interest in respect of such Commitment Percentage shall be solely for the account of the Swing Line Lender.

(f)        Payments Directly to Swing Line Lender.  The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

ARTICLE 3
Repayment of the Loans

Section 3.01.     Maturity.  BGI promises to pay and, solely in the case of the Barnes Germany Loans, Barnes Germany promises to pay and, solely in the case of the Barnes Luxembourg Loans, Barnes Luxembourg promises to pay and, solely in the case of the Barnes Switzerland Loans, Barnes Switzerland promises to pay, on the Loan Maturity Date, and there shall become absolutely due and payable on the Loan Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon; provided that BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Loan Maturity Date.

Section 3.02.     Mandatory Repayments of Loans.  If at any time (a) the sum of the outstanding amount of the Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Commitment at such time or (b) the sum of the outstanding amount of all Loans denominated in Alternative Currencies exceeds the Alternative Currency Sublimit at such time, then BGI shall immediately pay or (solely in the case of the Barnes Germany Loans) shall cause Barnes Germany to pay or (solely in the case of the Barnes Luxembourg Loans) shall cause Barnes Luxembourg to pay or (solely in the case of the Barnes Switzerland Loans) shall cause Barnes Switzerland to pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Loans; and third, to Cash Collateralize the Reimbursement Obligations.  Subject to Section 5.14, each payment of any Unpaid Reimbursement Obligations or prepayment of Loans shall be applied to the Unpaid Reimbursement Obligations or the Loans of the Lenders in accordance with their respective Commitment Percentages.  For the avoidance of doubt, (i) any payments by Barnes Germany shall be applied solely to the Barnes Germany Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of Barnes Germany, (ii) any payments by Barnes Luxembourg shall be applied solely to the Barnes Luxembourg Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of Barnes Luxembourg, and (iii) any payments by Barnes Switzerland shall be applied solely to the Barnes Switzerland Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of Barnes Switzerland.

Section 3.03.     Optional Repayments of Loans.  BGI shall have the right, at its election, to repay the outstanding amount of the Loans, as a whole or in part, Barnes Germany shall have the right, at its election, to repay the outstanding amount of the Barnes Germany Loans, as a whole or in part, Barnes Luxembourg shall have the right, at its election, to repay the outstanding amount of the Barnes Luxembourg Loans, as a whole or in part, and Barnes Switzerland shall have the right, at its election, to repay the outstanding amount of the Barnes Switzerland Loans, as a whole or in part, in each case at any time without penalty or premium, provided that, subject to compliance with Section 5.09, any full or partial prepayment of the outstanding amount of any Term SOFR or Alternative Currency Term Rate Loans pursuant to this Section 3.03 may be made on a day other than the last day of the Interest Period relating thereto.  The applicable Borrower shall give the Administrative Agent, no later than 11:00 a.m. (Eastern time) (i) at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this Section 3.3 of Base Rate Loans, (ii) at least three (3) Business Days’ notice of any proposed prepayment pursuant to this Section 3.03 of SOFR Loans, and (iii) at least four (4) Business Days (or five (5), in the case of prepayment of Loans denominated in Special Notice Currencies) written notice of any proposed prepayment pursuant to this  Section 3.03 of Alternative Currency Loans, in each case specifying the proposed date of prepayment of Loans and the principal amount to be prepaid.  Each such partial prepayment of the Loans shall be in an integral multiple of $1,000,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Borrower, first to the principal of Base Rate Loans and then to the principal of SOFR Loans and Alternative Currency Loans.  Subject to Section 5.14, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Commitment Percentages.

ARTICLE 4
Letters of Credit

Section 4.01.     Letter of Credit Commitments.

(a)        Subject to the terms and conditions hereof and the execution and delivery by the applicable Borrower of a letter of credit application on the Administrative Agent’s customary form (a “Letter of Credit Application”), the Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in this Section 4.01 and upon the representations and warranties of the applicable Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the applicable Borrower one or more standby or documentary letters of credit denominated in an Agreed Currency (individually, a “Letter of Credit”), in such form as may be requested from time to time by the applicable Borrower and agreed to by the Issuing Bank and the Administrative Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed the Letter of Credit Sublimit at any one time and (b) the sum of (I) the Maximum Drawing Amount on all Letters of Credit, (II) all Unpaid Reimbursement Obligations, and (III) the amount of all Loans outstanding shall not exceed the Total Commitment at such time.

(b)        The Issuing Bank shall not issue any Letter of Credit, if:

(i)          Subject to Section 4.01(c), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension; or

(ii)         the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date.

(c)          The Issuing Bank shall not be under any obligation to issue any Letter of Credit if:

(i)           any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the date hereof and which the Issuing Bank in good faith deems material to it;

(ii)         the issuance of such Letter of Credit would violate (A) any Laws or (B) one or more policies of the Issuing Bank, provided that such policies have been disclosed to the Borrowers prior to the request for the issuance of such Letter of Credit;

(iii)        except as otherwise agreed by the Administrative Agent and the Issuing Bank, such Letter of Credit is in an initial face amount less than $100,000;

(iv)         except as otherwise agreed by the Administrative Agent and the Issuing Bank, such Letter of Credit is to be denominated in a currency other than an Agreed Currency;

(v)          the Issuing Bank does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;

(vi)         such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(vii)       any Lender is at that time a Defaulting Lender, unless the Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Bank (in its sole discretion) with the applicable Borrower or such Lender to eliminate the Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 5.14(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Obligations as to which the Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion.

Section 4.02.     Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(a)        Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the applicable Borrower.  Such Letter of Credit Application must be received by the Issuing Bank and the Administrative Agent not later than 11:00 a.m. (Eastern time) at least two Business Days (or such later date and time as the Administrative Agent and the Issuing Bank may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (ii) the amount and currency thereof and in the absence of specification of currency shall be deemed a request for a Letter of Credit denominated in Dollars; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Issuing Bank (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Business Day); (y) the nature of the proposed amendment; and (z) such other matters as the Issuing Bank may require.  Additionally, the applicable Borrower shall furnish to the Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Issuing Bank or the Administrative Agent may require.

(b)        Promptly after receipt of any Letter of Credit Application at the address set forth in Section 16.06 for receiving Letter of Credit Applications and related correspondence, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, the Issuing Bank will provide the Administrative Agent with a copy thereof.  Unless the Issuing Bank has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions in Article 12 shall not then be satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Bank’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Commitment Percentage times the amount of such Letter of Credit.

(c)        Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Issuing Bank will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(d)        If any Borrower so requests in any applicable Letter of Credit Application, the Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the Issuing Bank, no Borrower shall be required to make a specific request to the Issuing Bank for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Issuing Bank shall not permit any such extension if (A) the Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (b) or (c) of Section 4.01 or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the applicable Borrower that one or more of the applicable conditions specified in Article 12 is not then satisfied, and in each such case directing the Issuing Bank not to permit such extension.

(e)        The Administrative Agent will notify the Lenders, on a quarterly basis, of all Letters of Credit outstanding.

Section 4.03.     Drawings and Reimbursements; Funding of Participations.

(a)        Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the applicable Borrower and the Administrative Agent thereof.  In the case of a Letter of Credit denominated in an Alternative Currency, the applicable Borrower shall reimburse the Issuing Bank in such Alternative Currency, unless (i) the Issuing Bank (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (ii) in the absence of any such requirement for reimbursement in Dollars, the applicable Borrower shall have notified the Issuing Bank promptly following receipt of the notice of drawing that the applicable Borrower will reimburse the Issuing Bank in Dollars.  In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Issuing Bank shall notify the applicable Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof.  Not later than 11:00 a.m. on the date of any payment by the Issuing Bank under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the Issuing Bank under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the applicable Borrower shall reimburse the Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency.  In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 4.03(a) and (B) the Dollar amount paid by the applicable Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the applicable Borrower agrees, as a separate and independent obligation, to indemnify the Issuing Bank for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing.  If the applicable Borrower fails to so reimburse the Issuing Bank by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the Unpaid Reimbursement Obligation (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency), and the amount of such Lender’s Commitment Percentage thereof.  In such event, the applicable Borrower shall be deemed to have requested a Revolving Credit Loan which is a Base Rate Loan to be disbursed on the Honor Date in an amount equal to the Unpaid Reimbursement Obligation, without regard to the minimum and multiples specified in Section 2.06 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Total Commitment and the conditions set forth in Article 12 (other than the delivery of a Loan Request).  Any notice given by the Issuing Bank or the Administrative Agent pursuant to this Section 4.03(a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(b)        Each Lender shall upon any notice pursuant to Section 4.03(a) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) to the Administrative Agent for the account of the Issuing Bank, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Commitment Percentage of the Unpaid Reimbursement Obligation not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 4.03(c), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan which is a Base Rate Loan to the applicable Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Issuing Bank in Dollars.

(c)        With respect to any Unpaid Reimbursement Obligation that is not fully refinanced by a Revolving Credit Loan which is a Base Rate Loan because the conditions set forth in Article 12 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the Issuing Bank a Letter of Credit Borrowing in the amount of the Unpaid Reimbursement Obligation that is not so refinanced, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate set forth for Base Rate Loans in Section 6.11.  In such event, each Lender’s payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 4.03(b) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Letter of Credit Advance from such Lender in satisfaction of its participation obligation under this Section 4.03.

(d)        Until each Lender funds its Revolving Credit Loan which is a Base Rate Loan or Letter of Credit Advance pursuant to this Section 4.03 to reimburse the Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Commitment Percentage of such amount shall be solely for the account of the Issuing Bank.

(e)        Each Lender’s obligation to make a Revolving Credit Loan which is a Base Rate Loan or Letter of Credit Advances to reimburse the Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 4.03, shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank, the applicable Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make a Revolving Credit Loan which is a Base Rate Loan pursuant to this Section 4.03 is subject to the conditions set forth in Article 12 (other than delivery by the applicable Borrower of a Loan Request).  No such making of a Letter of Credit Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.

(f)         If any Lender fails to make available to the Administrative Agent for the account of the Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 4.03 by the time specified in Section 4.03(b), the Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Issuing Bank at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Issuing Bank in connection with the foregoing.  A certificate of the Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (f) shall be conclusive absent manifest error.

Section 4.04.     Repayment of Participations.

(a)        At any time after the Issuing Bank has made a payment under any Letter of Credit and has received from any Lender such Lender’s Letter of Credit Advance in respect of such payment in accordance with Section 4.03, if the Administrative Agent receives for the account of the Issuing Bank any payment in respect of the related Unpaid Reimbursement Obligation or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Commitment Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s Letter of Credit Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.

(b)        If any payment received by the Administrative Agent for the account of the Issuing Bank pursuant to Section 4.03(a) is required to be returned in connection with any proceeding under any Debtor Relief Law (including pursuant to any settlement entered into by the Issuing Bank in its discretion), each Lender shall pay to the Administrative Agent for the account of the Issuing Bank its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The obligations of Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

Section 4.05.     Obligations Absolute.

The obligation of the applicable Borrower to reimburse the Issuing Bank for each drawing under each Letter of Credit and to repay each Letter of Credit Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:

(a)        any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other Loan Document;

(b)        the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(c)        any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(d)        any payment by the Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(e)        any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to any Borrower or any Subsidiary or in the relevant currency markets generally;

(f)        any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Subsidiary; or

(g)        any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrowers or any Subsidiary or in the relevant currency markets generally.

The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the applicable Borrower’s instructions or other irregularity, the applicable Borrower will immediately notify the Issuing Bank.  The applicable Borrower shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid.

Section 4.06.      Role of Issuing Bank.

Each Lender and each of the Borrowers agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Bank shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (a) through (e) of Section 4.05; provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the Issuing Bank’s willful misconduct or gross negligence or the Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

Section 4.07.      Applicability of ISP.

Unless otherwise expressly agreed by the Issuing Bank and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit.

Section 4.08.     Letter of Credit Amounts.

Unless otherwise specified herein the amount of a Letter of Credit at any time shall be deemed to be the Maximum Drawing Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the Maximum Drawing Amount thereof, the Maximum Drawing Amount of such Letter of Credit shall be deemed to be the maximum drawing amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum drawing amount is in effect at such time.

Section 4.09.      Letter of Credit Fee.  The applicable Borrower shall pay (a) a fee (the “Letter of Credit Fee”) equal to the Applicable Margin on the Maximum Drawing Amount of the Letters of Credit (other than Performance Letters of Credit), in Dollars, to the Administrative Agent for the account of the Lenders, to be shared pro rata by the Lenders in accordance with their respective Commitment Percentages and (b) a fee equal to one-half of the Applicable Margin on the Maximum Drawing Amount of the Performance Letters of Credit (the “Performance Letter of Credit Fee”, collectively with the Letter of Credit Fee, the “Letter of Credit Fees”) to the Administrative Agent for the account of the Lenders, to be shared pro rata by the Lenders in accordance with their respective Commitment Percentages; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Bank pursuant to this Section 4.09 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Commitment Percentages allocable to such Letter of Credit pursuant to Section 5.14(a)(iv), with the balance of such fee, if any, payable to the Issuing Bank for its own account.  The Letter of Credit Fees shall be payable quarterly in arrears on the first day following the end of each calendar quarter for the quarter just ended, with the first such payment commencing on the first such date following the date hereof, and on the Loan Maturity Date.  In addition, a fronting fee equal to the percentage separately agreed upon in a letter between the applicable Borrower and the applicable Issuing Bank, computed on the amount available to be drawn under such Letter of Credit shall be payable quarterly in arrears by the applicable Borrower to such Issuing Bank for its account in accordance with the terms of such letter, and the applicable Borrower shall pay to such Issuing Bank any amendment, negotiation or document examination and other administrative fees charged by such Issuing Bank in connection with Letters of Credit as in effect from time to time.

ARTICLE 5
Certain General Provisions

Section 5.01.     Administrative Agent’s Fee.  BGI shall pay to the Administrative Agent an Administrative Agent’s fee (the “Administrative Agent’s Fee”) in such amount and at such times as set forth in the Fee Letter.

Section 5.02.     Funds for Payments.  Except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent’s Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Eastern time or other local time at the place of payment) and in Same Day Funds.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein.  Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Credit Agreement be made in the United States.  If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount.  All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.

Section 5.03.     Computations; Retroactive Adjustments of Applicable Margin.

(a)        Except as otherwise expressly provided herein, all computations of interest, and, the Facility Fee, the Letter of Credit Fees or other fees shall be based on a 360-day year and paid for the actual number of days elapsed, except that computations based on the Base Rate shall be based on a 365 or 366, as applicable, day year and paid for the actual number of days elapsed, and computations of interest in respect of Loans denominated in Alternative Currencies as to which market practices differ from the foregoing, shall be made in accordance with such market practice.  Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension; provided, that for any Interest Period for any Term SOFR Loan or Alternative Currency Term Rate Loan if such next succeeding Business Day falls in the next succeeding calendar month or after the Loan Maturity Date, it shall be deemed to end on the next preceding Business Day.

(b)        If, as a result of any restatement of or other adjustment to the financial statements of BGI or its Subsidiaries resulting from the error of BGI or its Subsidiaries, including any of their agents or advisors, BGI or the Lenders determine that (i) the Leverage Ratio as calculated by BGI as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under any Debtor Relief Law, automatically and without further action by the Administrative Agent, any Lender or the Issuing Bank), an amount equal to the excess of the amount of interest and fees that should have been paid for the applicable period of such inaccuracy over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Bank, as the case may be, under Section 4.03(c), 4.09 or 5.10 or under Article 13.  The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

Section 5.04.     Inability to Determine Rates.

(a)        If in connection with any request for a borrowing, conversion or continuation of any Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency has been determined in accordance with Section 5.04(b) and the circumstances under clause (i) of Section 5.04(b) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to an existing or proposed Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify BGI and each Lender.

Thereafter, (x) the obligation of the Lenders to make, maintain, continue or convert Loans in the affected currencies, as applicable, shall be suspended in each case to the extent of the affected Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to Term SOFR component of the Base Rate, the utilization of Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 5.04(a), until the Administrative Agent upon the instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the applicable Borrower may revoke any pending request for a borrowing of, continuation of, or conversion to SOFR Loans or Alternative Currency Loans to the extent of the affected Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii) (A) any outstanding SOFR Loans shall be deemed to have been converted to Base Rate Loans (1) immediately, in the case of a Daily SOFR Loan or (2) at the end of the applicable Interest Period, in the case of a Term SOFR Loan and (B) any outstanding affected Alternative Currency Loans, at the applicable Borrower’s election, shall either (1) be converted into a borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the applicable Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the applicable Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the applicable Borrower shall be deemed to have elected clause (1) above.

(b)        Replacement of Relevant Rate or Successor Rate.  Notwithstanding anything to the contrary in this Credit Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or BGI or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to BGI) that BGI or the Required Lenders (as applicable) have determined, that:

(i)          adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Agreed Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)          the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Agreed Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Agreed Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Agreed Currency (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

(iii)        syndicated loans currently being executed and agented in the U.S. are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Agreed Currency;

or if the events or circumstances of the type described in Sections 5.04(b)(i), (ii) or (iii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and BGI may amend this Credit Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 5.04 with (x) in the case of Term SOFR, Daily SOFR plus the SOFR Adjustment, and (y) in the case of (i) Term SOFR, if the Administrative Agent determines that Daily SOFR is not available, or (ii) any other Relevant Rate, an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and BGI unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify BGI and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Credit Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes (in consultation with BGI) from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to BGI and the Lenders reasonably promptly after such amendment becomes effective.

Section 5.05.     Illegality.  (a) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to a Relevant Rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, or to determine or charge interest rates based upon a Relevant Rate or to purchase or sell, or to take deposits of, any Alternative Currency in the applicable interbank market, then, upon written notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of such Lender to make, maintain, continue or convert Loans in the affected currency or currencies, shall be, in each case, suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (i) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all SOFR Loans or Alternative Currency Loans, as applicable, in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of Term SOFR Loans and Alternative Currency Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Term SOFR Loans or Alternative Currency Term Rate Loans to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

(b)        Each Lender may at its option make any Loan to any Borrower by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Credit Agreement; provided, further, that notwithstanding which domestic or foreign branch or Affiliate of such Lender makes such Loan to any Borrower, BGI shall only be required to repay such Loan to the Administrative Agent in the United States of America or the United Kingdom, Barnes Germany shall only be required to repay such Loans to the Administrative Agent in the United States of America, Germany or the United Kingdom, Barnes Luxembourg shall only be required to repay such Loans to the Administrative Agent in the United States of America, Luxembourg or the United Kingdom, and Barnes Switzerland shall only be required to repay such Loans to the Administrative Agent in the United States of America, Switzerland or the United Kingdom, in each case, otherwise in accordance with Section 5.02.

Section 5.06.      Additional Costs, Etc.  (a) General.  If any Change in Law shall:

(i)          impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement) or the Issuing Bank;

(ii)          subject any Lender or the Issuing Bank to any Tax of any kind whatsoever with respect to this Credit Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Bank in respect thereof (except for Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, or Connection Income Taxes); or

(iii)        impose on any Lender or the Issuing Bank or the applicable interbank market any other condition, cost or expense affecting this Credit Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Issuing Bank, the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)        [Reserved.]

(c)        Reserves on Loans.  The applicable Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including funds or deposits, additional interest on the unpaid principal amount of each Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender.  If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

Section 5.07.      Capital Adequacy.  If any Lender or the Issuing Bank determines that any Change in Law affecting such Lender or the Issuing Bank or any Lending Office of such Lender or such Lender’s or the Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Credit Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity) then such Lender or the Administrative Agent may notify the Borrowers of such fact in writing.  To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, BGI agrees to pay or, solely in the case of the Barnes Germany Loans, Barnes Germany agrees to pay or, solely in the case of the Barnes Luxembourg Loans, Barnes Luxembourg agrees to pay or, solely in the case of the Barnes Switzerland Loans, Barnes Switzerland agrees to pay, such Lender or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined within 30 days of presentation by such Lender or (as the case may be) the Administrative Agent of a certificate in accordance with Section 5.08 hereof.  Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

Section 5.08.      Certificate.  A certificate setting forth any additional amounts payable pursuant to Sections 5.06 or 5.07 showing the calculation in reasonable detail, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.  The Lender or the Administrative Agent shall notify the applicable Borrower within 180 days after it becomes aware of the imposition of such additional amount or amounts; provided that if such Lender or the Administrative Agent fails to so notify such Borrower within such 180 day period, such Lender or the Administrative Agent shall not be entitled to claim any additional amount or amounts pursuant to this subsection for any period ending on a date which is prior to 180 days before such notification (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).

Section 5.09.      Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)        any continuation, conversion, payment or prepayment of any Loan other than a Daily SOFR Loan, Alternative Currency Daily Rate Loan, Overnight Rate Loan, or a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)        any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Daily SOFR Loan, Alternative Currency Daily Rate Loan, Overnight Rate Loan, or a Base Rate Loan on the date or in the amount notified by the Borrowers;

(c)        any assignment of a Term SOFR Loan or Alternative Currency Term Rate Loans on a day other than the last day of the Interest Period therefor as a result of a request by a Borrower pursuant to Section 5.11; or

(d)        any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 5.09, each Lender shall be deemed to have funded each Term SOFR Loan or Alternative Currency Term Rate made by it at the Relevant Rate for such Loan by a matching deposit or other borrowing in the applicable interbank market for a comparable amount and for a comparable period, whether or not such Term SOFR Loan or Alternative Currency Term Rate was in fact so funded.

Section 5.10.      Interest After Default.

(a)        Overdue Amounts.  Overdue principal on the Loans and (to the extent permitted by applicable law) overdue interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest, payable on demand, at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, two percent (2%) above the Base Rate plus the Applicable Margin), including (without duplication) any Applicable Margin, until such amount shall be paid in full (after as well as before judgment).

(b)        Amounts Not Overdue.  During the continuance of an Event of Default the principal of the Loans not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Required Lenders pursuant to Section 16.12, shall, upon written notice from the Administrative Agent or the Required Lenders, bear interest, payable on demand, at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, two percent (2%) above the Base Rate plus the Applicable Margin), including (without duplication) any Applicable Margin.

Section 5.11.     Mitigation Obligations; Replacement of Lenders.

(a)        Designation of a Different Lending Office.  If any Lender requests compensation under Sections 5.06 or 5.07, or a Borrower is required to pay any additional amount to any Lender, the Issuing Bank, or any Governmental Authority for the account of any Lender or the Issuing Bank pursuant to Section 5.12, or if any Lender gives a notice pursuant to Section 5.05, then such Lender or the Issuing Bank shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 5.06, 5.07 or 5.12, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 5.05, as applicable, and (ii) in each case, would not subject such Lender or the Issuing Bank, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the Issuing Bank, as the case may be.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such designation or assignment.

(b)        Replacement of Lenders.  If any Lender (an “Affected Lender”) (a) makes demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to Sections 5.06 or 5.07, (b) is unable to make or maintain Loans as a result of a condition described in Section 5.05 or (c) is a Defaulting Lender, or if any other circumstance exists that gives the Borrowers express right to replace a Lender hereunder, the Borrowers may, so long as no Default or Event of Default has occurred and is then continuing, within ninety (90) days of (i) receipt of such demand, notice (or the occurrence of such other event causing the Borrowers to be required to pay such compensation or causing Section 5.05 to be applicable), or (ii) such default or circumstance giving the Borrowers such express right to replace a Lender hereunder, as the case may be, by notice (a “Replacement Notice”) in writing to the Administrative Agent and such Affected Lender (i) request the Affected Lender to cooperate with the Borrowers in obtaining a replacement Lender satisfactory to the Administrative Agent and the Borrowers (the “Replacement Lender”); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender’s Loans and Commitment as provided herein, but none of such Lenders shall be under an obligation to do so; or (iii) designate a Replacement Lender approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.  If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender’s Loans and Commitment, then such Affected Lender shall assign, in accordance with Article 15, all of its Commitment, Loans, Letter of Credit Participations, Notes and other rights and obligations under this Credit Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; provided, however, that (A) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender and/or non-Affected Lenders, as the case may be, and (B) prior to any such assignment, the applicable Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under Section 5.06 and 5.07.  Upon the effective date of such assignment, the Borrowers shall issue replacement Notes to such Replacement Lender and/or non-Affected Lenders, as the case may be, and such institution shall become a “Lender” for all purposes under this Credit Agreement and the other Loan Documents.

Section 5.12.     Taxes.

(a)        Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.  (i) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without deduction or withholding for any Taxes.  If, however, applicable Laws (in the good faith determination of any Borrower or the Administrative Agent, as applicable) require any Borrower or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by such Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)          If any Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) such Borrower or the Administrative Agent shall withhold or make such deductions as are determined by such Borrower or the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by such Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)        If any Borrower or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to Section 5.12(e) below, (B) such Borrower or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C)to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 5.12) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)        Payment of Other Taxes by the Borrowers.  Each Borrower shall pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)        Tax Indemnifications.  (i) Without limiting the provisions of Sections 5.12(a) and 5.12(b) above, the Borrowers shall, and do hereby, indemnify the Administrative Agent, each Lender and the Issuing Bank, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by, or required to be withheld or deducted from a payment to the Administrative Agent, such Lender or Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Each Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the Issuing Bank for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (b) of this subsection incurred by the Administrative Agent.  A certificate as to the amount of any such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

(ii)          Without limiting the provisions of  Sections 5.12(a) and 5.12(b) above, each Lender and the Issuing Bank shall, and does hereby, indemnify each Borrower and the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrowers or the Administrative Agent) incurred by or asserted against such Borrower or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or the Issuing Bank, as the case may be, to (i) fail to comply with the provisions of Section 15.03 relating to the maintenance of a Participant Register or (ii) deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the Issuing Bank, as the case may be, to such Borrower or the Administrative Agent pursuant to Section 5.12(e).  Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the Issuing Bank, as the case may be, under this Credit Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (b).  The agreements in this clause (b) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the Issuing Bank, the termination of the Total Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d)        Evidence of Payments.  Upon request by any Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by such Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 5.12, such Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to such Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by law to report such payment or other evidence of such payment reasonably satisfactory to such Borrower or the Administrative Agent, as the case may be.

(e)        Status of Lenders; Tax Documentation.

(i)          Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by BGI or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by BGI or the Administrative Agent as will enable BGI or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 5.12(e)(ii)(A), (B) or (D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)          Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Borrower,

(A)         any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B)         any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:

(1)          in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)          executed originals of Internal Revenue Service Form W-8ECI,

(3)          in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or

(4)          to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;

(C)         any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)         if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to BGI and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by BGI or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by BGI or the Administrative Agent as may be necessary for BGI and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.

(iii)        Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 5.12 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify BGI and the Administrative Agent in writing of its legal inability to do so.

(iv)        Each Lender shall promptly (A) notify the Borrowers and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrowers or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(f)         Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the Issuing Bank, or have any obligation to pay to any Lender or the Issuing Bank, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the Issuing Bank, as the case may be.  If the Administrative Agent, any Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or with respect to which such Borrower has paid additional amounts pursuant to this Section 5.12, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this  Section 5.12 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Bank, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Bank in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this subsection, in no event will the Administrative Agent, such Lender or the Issuing Bank, as applicable, be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Administrative Agent, such Lender or the Issuing Bank, as applicable, in a less favorable net after-Tax position than such recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This subsection shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

(g)        Survival.  Each party’s obligations under this Section 5.12 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the expiration or cancellation of all Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 5.13.     Cash Collateral.

(a)        Certain Credit Support Events.  Upon the request of the Administrative Agent or the Issuing Bank (i) if the Issuing Bank has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Letter of Credit Borrowing and an Event of Default exists, the applicable Borrower shall immediately Cash Collateralize the then outstanding amount of all Letter of Credit Obligations, or (ii) if, as of the Letter of Credit Expiration Date with respect to any Letter of Credit, any Letter of Credit Obligation for any reason remains outstanding, the applicable Borrower shall immediately Cash Collateralize the then outstanding amount of any Letter of Credit Obligations in respect of all Letters of Credit expiring on such Letter of Credit Expiration Date.  Upon the request of the Administrative Agent or the Required Lenders, if an Event of Default exists, the Borrowers shall Cash Collateralize the then outstanding amount of Letter of Credit Obligations (if any).  At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the Issuing Bank or the Swing Line Lender, the Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 5.14(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)        Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing deposit accounts with the Administrative Agent.  The Borrowers, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 5.13(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c)        Application.  Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under any of this Section 5.13 or Article 4 or Section 5.14 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific Letter of Credit Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d)        Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure shall be released promptly following (i) the elimination of the applicable Fronting Exposure giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 15.01(d)) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default, and (y) the Person providing Cash Collateral and the Issuing Bank or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure.

Section 5.14.      Defaulting Lenders.

(a)        Adjustments.  Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)          Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in Section 16.12.

(ii)         Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 13 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 16.01), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Bank or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the Issuing Bank or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Credit Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Credit Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Credit Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Letter of Credit Borrowings were made at a time when the conditions set forth in Article 12 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowings owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 5.14(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)        Certain Fees.  That Defaulting Lender (x) shall be entitled to receive any Facility Fee pursuant to Section 2.2 for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding amount of the Loans funded by it and (2) its Commitment Percentage of the stated amount of Letters of Credit and Swing Line Loans for which it has provided Cash Collateral pursuant to Article 4, Section 5.13 or Section 5.14(a)(ii), as applicable (and the Borrowers shall (A) be required to pay to each of the Issuing Bank and the Swing Line Lender, as applicable, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 4.09.

(iv)          Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund Loans, participations in Letters of Credit or Swing Line Loans pursuant to Article 2, Section 2.06(b) and Article 4, the “Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund Loans, participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate outstanding amount of the Loans of that Lender.

(b)       Defaulting Lender Cure.  If the Borrowers, the Administrative Agent, Swing Line Lender and the Issuing Bank agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Commitment Percentages (without giving effect to Section 5.14(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE 6
Guarantors

Section 6.01.     Guaranty by Subsidiaries.

(a)        BGI shall cause each of the Significant Subsidiaries (excluding any foreign Subsidiaries or a Subsidiary of a foreign Subsidiary) to execute and deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, (i) a Guaranty in the form of Exhibit E attached hereto, and (ii) any other instruments and documents as the Administrative Agent may reasonably require, together with legal opinions in form and substance reasonably satisfactory to the Administrative Agent to be delivered to the Administrative Agent and the Lenders opining as to authorization, validity and enforceability of such Guaranties.

(b)        To the extent any of BGI’s Subsidiaries agree to provide a guaranty to any of the lenders under the Existing Senior Debt or other Indebtedness permitted hereunder, BGI, if requested by the Administrative Agent with 60 days prior written notice, but in no event later than the grant of such other guaranty, will cause each Subsidiary (excluding any foreign Subsidiaries) that has agreed to guaranty such other Indebtedness to become a Guarantor in accordance with (a) above.

ARTICLE 7
Representations and Warranties

Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent, on the Closing Date, the Amendment No. 3 Effective Date, the Amendment No. 3 Closing Date and each other date as set forth herein, as follows:

Section 7.01.     Corporate Authority.

(a)        Incorporation; Good Standing.  Each of the Loan Parties and each of their U.S. Domestic Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

(b)        Authorization.  The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been or will be (prior to becoming a party thereto) duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of (i) any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries or (ii) any provision of the Governing Documents of the Borrowers and (d) do not conflict with any agreement or other instrument binding upon any of the Borrowers or any of their Subsidiaries, except where any such conflict would not have a Material Adverse Effect.

(c)        Enforceability.  The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party, upon execution and delivery hereof or thereof, will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 7.02.     Governmental Approvals.  The execution, delivery and performance by any of the Borrowers and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require, on the part of the Borrowers or any such Subsidiary, the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

Section 7.03.     Title to Properties.  Except where the failure to do so would not have a Material Adverse Effect and would not violate this Credit Agreement, the Borrowers and their Subsidiaries own all of the assets reflected in the consolidated balance sheet of BGI and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), free from Liens other than Permitted Liens.

Section 7.04.      Financial Statements.

(a)        Fiscal Year.  Except as set forth on Schedule 7.4.1, as of the Closing Date, each of the Borrowers and each of their Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year.

(b)        Financial Statements.  There has been furnished to the Administrative Agent and each Lender a consolidated balance sheet of BGI and its Subsidiaries as at December 31, 2019, and a consolidated statement of income of BGI and its Subsidiaries for the fiscal year then ended, certified by the Accountants.  Such balance sheet and statement of income have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of BGI and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended.  There are no contingent liabilities of any of the Borrowers or any of their Subsidiaries as of such date involving material amounts required to be disclosed under GAAP, known to the officers of BGI, which were not disclosed in such balance sheet and the notes related thereto.

Section 7.05.     No Material Adverse Changes, Etc.  Since the Balance Sheet Date there has been no change in the business, properties, assets or financial condition of the Borrowers and their Subsidiaries taken as a whole which has had a Material Adverse Effect.  Since the Balance Sheet Date the Borrowers have not made any Restricted Payment that would violate this Credit Agreement.

Section 7.06.     Franchises, Patents, Copyrights, Etc.  BGI and each of its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as conducted without known conflict with any rights of others, except where the failure to possess any of the foregoing, or where such conflicts, could not reasonably be expected to result in a Material Adverse Effect.

Section 7.07.      Litigation.  There are no actions, suits, proceedings or investigations of any kind pending or, to BGI’s knowledge, threatened against BGI or any of its Subsidiaries before any Governmental Authority, that, so far as BGI can now reasonably foresee, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 7.08.      Compliance with Other Instruments, Laws, Etc.  Neither BGI nor any of its Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it is a party or by which it or any of its properties may be bound or any decree, order, judgment, law, statute, license, rule or regulation, in any of the foregoing cases in a manner that could be reasonably foreseen to have a Material Adverse Effect.

Section 7.09.      Tax Status.  Each of BGI and its Subsidiaries (a) has made or filed all federal, material state and material foreign income and other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all Taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

Section 7.10.      No Event of Default.  No Default or Event of Default has occurred and is continuing.

Section 7.11.      Investment Company Act.  None of the Borrowers nor any of their Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 7.12.      Certain Transactions.  Except for transactions permitted under Section 9.10, none of the officers, directors, or employees of BGI or any of its Subsidiaries or Affiliates is presently a party to any transaction with BGI or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 7.13.      Employee Benefit Plans.

(a)        Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except where such non-compliance could not reasonably be expected to result in liability of any Borrower or Subsidiary in an aggregate amount in excess of $20,000,000.  Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service, or such Pension Plan is maintained pursuant to prototype plan documents for which the prototype sponsor has received a favorable Internal Revenue Service opinion letter.  To the best knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b)        There are no pending or, to the best knowledge of the Borrowers, threatened claims (other than routine claims for benefits), actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)        (i) No ERISA Event has occurred, and no Borrower or any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that (in any case) would result in an Event of Default; (ii) each Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Borrower or any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) no Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA, (v) no Borrower or any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d)        On the Closing Date, no Borrower or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than those listed on Schedule 7.13.4 hereto.

Section 7.14.     Use of Proceeds.

(a)        General. (1)  The proceeds of the Loans (other than Certain Funds Loans) shall be used (a) to pay transaction costs and expenses incurred in connection with the closing of this Credit Agreement, and (b) for working capital, capital expenditures and general corporate purposes, including the acquisitions permitted under Section 9.05.  (2) The proceeds of the Certain Funds Loans shall be used to finance all or a portion of the Merion Transactions; provided however, the Borrower agrees that none of the proceeds of this facility that are provided by HSBC Bank USA, N.A. (“HBUS”) will be used to pay any HBUS affiliate for credit extended by one of HBUS’s affiliates, including, without limitation, the Merion Refinancing.

(b)       Regulations U and X.  No portion of any Loan will be used, and no portion of any Letter of Credit will be obtained, for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

(c)         Nevis Loan Disbursements.  No proceeds of the Loans shall be denominated in Eastern Caribbean dollars (or, to the extent any other currency, other than an Alternative Currency or US Dollars, shall be designated as the official currency of St. Kitts & Nevis, West Indies, any such subsequently designated currency).

Section 7.15.     Environmental Compliance.  Except as could not reasonably be expected to have a Material Adverse Effect:

(a)         none of the Borrowers, their Subsidiaries, nor to any Borrower’s nor to any of their Subsidiaries’ knowledge, any operator of the Real Estate or any operations thereon is in violation, nor, to the knowledge of any of the Borrowers or any of their Subsidiaries, is there any alleged violation, of any Environmental Laws;

(b)        none of the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency (“EPA”) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. §6903(5), any hazardous substances as defined by 42 U.S.C. §9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (“Hazardous Substances”) which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any of the Borrowers or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

(c)        (i) no portion of the Real Estate currently owned, leased or operated by any of the Borrowers or any of their Subsidiaries, or to the knowledge of any of the Borrowers or any of their Subsidiaries, formerly owned, leased or operated has been used for the handling, processing, storage or disposal of Hazardous Substances except in material compliance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate currently owned, leased or operated by any of the Borrowers or any of their Subsidiaries, or to the knowledge of any of the Borrowers or any of their Subsidiaries, formerly owned, leased or operated; (ii) in the course of any activities conducted by any of the Borrowers or any of their Subsidiaries or, to the knowledge of any of the Borrowers or any of their Subsidiaries, by operators of the Real Property currently owned, leased or operated by any of the Borrowers or any of their Subsidiaries, no Hazardous Substances have been generated or are being used on the Real Estate except in material compliance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the Real Property currently owned, leased or to the knowledge of any of the Borrowers or any of their Subsidiaries, operated by any of the Borrowers or any of their Subsidiaries, or, to the knowledge of any of the Borrowers or any of their Subsidiaries, formerly owned, leased or operated by any of the Borrowers or any of their Subsidiaries; (iv) to the knowledge of any of the Borrowers or any of their Subsidiaries there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the knowledge of any of the Borrowers or any of their Subsidiaries, operating in compliance with such permits and applicable Environmental Laws; and

(d)        none of the Borrowers nor any of their Subsidiaries, nor any of the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or to the effectiveness of any other transactions contemplated hereby.

Section 7.16.      Subsidiaries, Etc.  As of the date of this Credit Agreement, (i) the Subsidiaries of BGI (direct and indirect) are listed on Schedule 7.16, (ii) except as set forth on Schedule 7.16 hereto, neither BGI nor any Subsidiary of BGI is engaged in any joint venture or partnership with any other Person, and (iii) the jurisdiction of incorporation/formation and principal place of business of each Subsidiary of BGI is listed on Schedule 7.16 hereto.

Section 7.17.     Disclosure.  None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to any of the Borrowers or any of their Subsidiaries in the case of any document or information not furnished by the Borrowers or any of their Subsidiaries) necessary in order to make the statements herein or therein not misleading in light of the circumstances under which they were made; provided that, with respect to projected financial information, such projected financial information was prepared in good faith upon assumptions believed to be reasonable at the time, it being recognized that such projected financial information may materially differ from actual financial information and results.

Section 7.18.      Affected Financial Institution.  No Loan Party is an Affected Financial Institution.

Section 7.19.      Sanctions Concerns and Anti-Corruption Laws.

(a)        Sanctions Concerns.  No Borrower, nor any Subsidiary, nor, to the knowledge of the Borrowers and their Subsidiaries, any director, officer, employee, agent, controlled affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction, other than to the extent this representation and warranty would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union or the United Kingdom).

(b)        Anti-Corruption Laws.  The Borrowers and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in each jurisdiction in which they conduct material operations, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

Section 7.20.      Nevis Operations.  The function of Barnes Switzerland’s Nevis Branch is limited to internal treasury functions including the facilitation of intercompany loan advances.

ARTICLE 8
Affirmative Covenants

Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

Section 8.01.      Punctual Payment.  Each of the Borrowers, as applicable, will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Facility Fee, the Administrative Agent’s Fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which BGI or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

Section 8.02.     Maintenance of Office.  BGI will maintain its chief executive office in Bristol, Connecticut, or at such other place in the United States of America as BGI shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon BGI in respect of the Loan Documents to which BGI is a party may be given or made.  Barnes Germany will maintain its chief executive office in Unter Gereuth 9-11, 79353 Bahlingen am Kaiserstuhl, Germany, or at such other place as Barnes Germany shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon Barnes Germany in respect of the Loan Documents to which Barnes Germany is a party may be given or made; provided that such notices, presentations and demands to or upon Barnes Germany simultaneously may be given or made via BGI.  Barnes Luxembourg will maintain its registered office in 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg, or at such other place as Barnes Luxembourg shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon Barnes Luxembourg in respect of the Loan Documents to which Barnes Luxembourg is a party may be given or made; provided that such notices, presentations and demands to or upon Barnes Luxembourg simultaneously may be given or made via BGI.  Barnes Switzerland will maintain its chief executive office in Bettlach, Switzerland and a branch office in St. Kitts & Nevis, West Indies, or at such other place as Barnes Switzerland shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon Barnes Switzerland in respect of the Loan Documents to which Barnes Switzerland is a party may be given or made; provided that such notices, presentations and demands to or upon Barnes Switzerland simultaneously may be given or made via BGI.

Section 8.03.      Records and Accounts.  Each of the Borrowers will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP (or the foreign equivalent with respect to any foreign Subsidiary, with recalculations to GAAP as required to comply with Section 8.04), (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage the Accountants and will not permit more than thirty (30) days to elapse between the cessation of such firm’s (or any successor firm’s) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

Section 8.04.      Financial Statements, Certificates and Information.  BGI will deliver to the Administrative Agent:

(a)        as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrowers, the consolidated balance sheet of BGI and its Subsidiaries as at the last day of such fiscal year, and the related consolidated statement of income and consolidated statement of cash flow for such fiscal year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP (except as required by a change in GAAP or as concurred to by the Accountants), and certified, without qualification and without an expression of uncertainty as to the ability of BGI or any of its Subsidiaries to continue as going concerns, by the Accountants;

(b)        as soon as practicable, but in any event not later than sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrowers, copies of the unaudited consolidated balance sheet of BGI and its Subsidiaries as at the last day of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrowers’ fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of BGI that the information contained in such financial statements fairly presents the financial position of BGI and its Subsidiaries on the date thereof (subject to the absence of footnotes and year-end adjustments);

(c)        simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of BGI in substantially the form of Exhibit C hereto (a “Compliance Certificate”) and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Article 10 and (if applicable) reconciliations to reflect changes in GAAP since December 31, 2019;

(d)        contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of any of the Borrowers;

(e)        upon request of the Administrative Agent, BGI’s annual consolidated financial plan; and

(f)        from time to time such other financial data and information (including accountants’ management letters) as the Administrative Agent may reasonably request.

The Administrative Agent will promptly deliver to each Lender via IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) (or other method of delivery permitted thereunder) copies of all information received by it pursuant to this Section 8.04.

The Borrowers hereby acknowledge that (i) the Administrative Agent will make available to Lenders and the Issuing Bank materials and/or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on Intralinks or the Platform and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their securities) (each, a “Public Lender”).  The Borrowers hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Issuing Bank and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 8.05.      Notices.

(a)        Defaults.  Promptly upon becoming aware of any such event, each of the Borrowers will notify the Administrative Agent in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrowers propose to take with respect thereto.  If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which BGI or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent describing the notice or action and the nature of the claimed default.

(b)        Notice of Litigation and Judgments.  Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent in writing within fifteen (15) days of becoming aware of (i) any litigation or proceedings threatened in writing or any pending litigation and proceedings, or (ii) any violation of any Environmental Law that any of the Borrowers or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority affecting any of the Borrowers or any of their Subsidiaries, or (iii) any event in which any of the Borrowers or any of their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or any of their Subsidiaries provided that such matters referred to in clauses (i), (ii), or (iii) above could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or any of their Subsidiaries, taken as a whole.  Such notices shall state the nature and status of such litigation, proceedings, violation or event.  Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against any of the Borrowers or any of their Subsidiaries in an amount in excess of $20,000,000.

(c)        New Subsidiaries.  Each of the Borrowers will, and will cause each of its Subsidiaries to, provide the Administrative Agent with written notice promptly following any creation or acquisition of a Subsidiary after the Closing Date.

(d)        Restatement or Adjustment of Financial Statements.  BGI will, and will cause each of its Subsidiaries to, give prompt notice to the Administrative Agent of any determination by BGI of a need for a restatement or other adjustment to the financial statements of BGI or its Subsidiaries referred to in Section 5.03(b), and BGI shall promptly deliver such restated or adjusted financial statements to the Administrative Agent.

The Administrative Agent will promptly deliver to each Lender copies of all notices and other information received pursuant to this Section 8.05.

Section 8.06.      Legal Existence; Maintenance of Properties.  Except as otherwise permitted hereunder, each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries.  Each of the Borrowers (i) will cause all of its material properties and those of its Subsidiaries necessary for the conduct of the businesses of the Borrowers and their Subsidiaries (taken as a whole) to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) [intentionally omitted], and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in similar or related businesses; provided that nothing in this Section 8.06 or any other Loan Document shall prevent any of the Borrowers from (i) undertaking any action otherwise permitted hereunder, (ii) liquidating, winding up or dissolving any Subsidiary of BGI so long as (in the case of any Subsidiary that is a Borrower) (A) reasonable prior written notice thereof is given to the Administrative Agent, and (B) all Loans advanced to such Borrower have been repaid and all Letters of Credit issued for the account of such Subsidiary have been returned to the Issuing Bank (or other provision satisfactory to the Issuing Bank provided therefor), or (iii) discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and will not in the aggregate have a Material Adverse Effect.

Section 8.07.     Insurance.  Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent in such Borrower’s judgment.

Section 8.08.     Taxes.  Each of the Borrowers will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all material claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves or otherwise made appropriate provisions therefor as required by GAAP with respect thereto; and provided further that each such Borrower and each Subsidiary will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

Section 8.09.      Inspection of Properties and Books, Etc.

(a)        General.  Each of the Borrowers shall permit the Lenders, through the Administrative Agent or any of the Lenders’ other designated representatives, to visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors), all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request; provided that the Administrative Agent and the Lenders shall not exercise such rights more than two times during any calendar year and the Borrowers shall only be obligated to pay for one visitation, inspection or examination of their properties during such calendar year provided further that if a Default or Event of Default has occurred and is continuing, the Administrative Agent and the Lenders may do any of the foregoing as frequently as the Administrative Agent and the Lenders deem necessary, in each case at the expense of the Borrowers.

(b)        Communications with Accountants.  Each of the Borrowers authorizes the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with the Accountants and authorizes the Accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower or any of its Subsidiaries.  At the request of the Administrative Agent, such Borrower shall deliver a letter addressed to the Accountants instructing them to comply with the provisions of this Section 8.09(b).

Section 8.10.     Compliance with Laws, Contracts, Licenses, and Permits.  Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments except (in the case of clauses (a), (c) and (d)) for matters which, individually or in the aggregate, would not have a Material Adverse Effect.  If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

Section 8.11.     Employee Benefit Plans.  Each of the Borrowers will, on behalf of itself and each of its Subsidiaries, provide to the Administrative Agent for delivery to each of the Lenders: (i) promptly upon receipt thereof, copies of any notices or documents issued (A) pursuant to Sections 101(f) and (j) of ERISA with respect to any Pension Plan or (B) pursuant to Sections 101(f), (k) or 101(l) of ERISA with respect to any Multiemployer Plan, that following written request of the Administrative Agent to do so, any such Borrower or any ERISA Affiliate shall request from any plan administrator or plan sponsor; and (ii) promptly following the occurrence of an ERISA Event, written notice thereof.

Section 8.12.     Use of Proceeds.  Each of the Borrowers will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in Section 7.14(a).

Section 8.13.        Further Assurances.  Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

ARTICLE 9
Certain Negative Covenants

Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligations to issue, extend or renew any Letters of Credit:

Section 9.01.     Restrictions on Indebtedness.  None of the Borrowers will, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

(a)        Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

(b)        endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

(c)        Indebtedness in respect of any Derivative Contracts in the ordinary course of business, including any Specified Hedge Agreements;

(d)        (1) Existing Senior Debt, and refundings, replacements or refinancings thereof; provided that no such refunding or refinancing shall shorten the maturity or weighted average life to maturity or increase the principal amount of any of the Existing Senior Debt and (2) Indebtedness under the 2014 BGI Note Purchase Agreement;

(e)        Indebtedness of BGI’s U.S. Domestic Subsidiaries that are Guarantors not to exceed $10,000,000, including such Indebtedness outstanding on the Closing Date;

(f)        Indebtedness of BGI’s foreign Subsidiaries not to exceed in the aggregate for all such foreign Subsidiaries $100,000,000, including such Indebtedness outstanding on the Closing Date but excluding Indebtedness under the Loan Documents; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

(g)        Indebtedness that constitutes a Synthetic Lease or Capitalized Lease or otherwise incurred to finance the acquisition of fixed or capital assets (other than pursuant to Sale Leaseback Transactions referred to in Section 9.01(n), whether pursuant to a loan, financing lease or otherwise) in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

(h)        Indebtedness of the Borrowers or any Subsidiary that is a Guarantor in respect of Subordinated Debt;

(i)         Indebtedness of the Borrowers owing to any Subsidiary of such Borrower which is expressly subordinated to the prior payment in full in cash of all Obligations on terms disclosed to and reasonably acceptable to the Administrative Agent prior to the incurrence thereof;

(j)         Indebtedness of a Person outstanding at the time it is first acquired by any of the Borrowers in an acquisition permitted pursuant to Section 9.05(a)(vii), provided that any such Indebtedness was not created at the time of or in contemplation or in anticipation of such acquisition;

(k)        Indebtedness of any of the Borrowers or any of their Subsidiaries which are Guarantors incurred in connection with the issuance of any surety bonds, Performance Letters of Credit or other similar performance bonds required pursuant to any contractual Obligation or requirement of law to which any of the Borrowers or any of their Subsidiaries which are Guarantors are subject in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

(l)         additional Indebtedness of the Borrowers not exceeding $50,000,000 less any Indebtedness incurred under paragraph (g), in aggregate principal amount at any one time outstanding;

(m)       Indebtedness of Subsidiaries of the Borrowers owing to any other Subsidiaries of the Borrowers or to the Borrowers which results from an Investment permitted under Section 9.03(g) or (i);

(n)        Indebtedness of BGI and its U.S. Domestic Subsidiaries which are Guarantors incurred in connection with Sale Leaseback Transactions, in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

(o)        Indebtedness of BGI and its U.S. Domestic Subsidiaries which are Guarantors incurred in connection with accounts receivable securitizations on customary terms or supply chain financing in the ordinary course of business which is nonrecourse to the Borrowers in an aggregate amount not to exceed $100,000,000; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

(p)        unsecured Indebtedness of BGI and its U.S. Domestic Subsidiaries that are Guarantors in respect of earnout payments incurred in connection with any acquisition permitted under Section 9.05; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

(q)        unsecured Indebtedness of BGI and its U.S. Domestic Subsidiaries which are Guarantors, including, without limitation, convertible notes, in each case, on terms no more restrictive than this Credit Agreement, and, in respect of convertible notes, with a maturity date later than the Loan Maturity Date; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

(r)        Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(s)        obligations under any agreement, including any Cash Management Agreements, consisting of netting services, overdraft protections and other cash management and/or treasury services in the ordinary course of business;

(t)         contingent indemnification obligations incurred in the ordinary course of business; and

(u)        any Merion Acquisition Debt.

Notwithstanding the foregoing, the aggregate amount of (i) Indebtedness of the Borrowers (under paragraphs (j) or (l)) secured by Liens plus (ii) Indebtedness of the Borrowers’ Subsidiaries (under paragraphs (e), (f), (j), (l) or (o)) shall not exceed fifteen percent (15%) of Consolidated Total Assets of the Borrowers, determined as of the end of the then most recently completed fiscal year of the Borrowers.  For the avoidance of doubt, the parties acknowledge and agree that if Indebtedness permitted in any subsection of this Section 9.01 is permitted to be incurred by BGI and/or any of its Subsidiaries, and BGI guarantees the obligations of any Subsidiary in respect of such Indebtedness, the BGI Guaranty shall not increase the amount of Indebtedness deemed incurred under such subsection.

Section 9.02.     Restrictions on Liens.

(a)          Permitted Liens.  None of the Borrowers will, nor will permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any receivables with or without recourse; provided that any of the Borrowers or any of their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

(i)           Liens to secure Taxes, assessments and other government charges in respect of obligations not overdue or Liens to secure claims for labor, material or supplies in respect of obligations not overdue;

(ii)         deposits or pledges made in connection with, or to secure payment of, workmen’s compensation, unemployment insurance, old age pensions or other social security obligations;

(iii)         Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

(iv)         Liens of carriers, warehousemen, mechanics, repairmen and materialmen, and other like Liens on properties in existence less than 180 days from the date of creation thereof in respect of obligations not overdue;

(v)          encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s liens and other minor Liens, provided that none of such Liens (A) interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower or its Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

(vi)        Liens securing Indebtedness permitted under Section 9.01(g);

(vii)        Liens on assets that are the subject of Sale Leaseback Transactions permitted under Section 9.01(n);

(viii)      other Liens in existence on the Closing Date and listed in Schedule 9.2;

(ix)         Liens securing acquired indebtedness under Section 9.01(j), provided that such Liens secured such Indebtedness prior to the related acquisitions and are not spread to cover any additional assets or Indebtedness, and are not in violation of the penultimate sentence of Section 9.01;

(x)          Liens securing Indebtedness under Section 9.01(d)(2), solely to the extent equal and ratable Liens have been provided with respect to the Obligations in accordance with, and pursuant to, the last paragraph of this Section 9.02(a);

(xi)         other Liens in an aggregate principal amount not to exceed $40,000,000 at any time outstanding;

(xii)        Liens or deposits to secure the performance of bids, tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations;

(xiii)      Liens arising from Uniform Commercial Code financing statements, including precautionary financing statements, or any similar filings made in respect of operating leases or consignments entered into by any of the Borrowers or any of its Subsidiaries;

(xiv)      leases, licenses, subleases or sublicenses granted to others that do not interfere in any material respect with the business of the Borrowers and their Subsidiaries, taken as a whole;

(xv)        Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xvi)       Liens arising out of the conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods entered into by BGI or any of its Subsidiaries in the ordinary course of business consistent with past practices of such Person;

(xvii)      Liens securing obligations as contemplated by Section 5.13;

(xviii)     rights of setoff, bankers’ liens and other similar Liens encumbering assets held in or credited to one or more deposit, securities or other similar accounts maintained by any of the Borrowers and their Subsidiaries;

(xix)      Liens of a collection bank arising in the ordinary course of business under Section 4-208 or 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon; and

(xx)        Liens securing any Merion Acquisition Debt.

Each of the Borrowers covenants and agrees that if it or any of its Subsidiaries shall create or assume any Lien upon any of its respective properties or assets, whether now owned or hereafter acquired, other than Permitted Liens (unless prior written consent shall have been obtained from the Lenders), such Borrower will make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as such other Indebtedness shall be so secured.  The covenants of each of the Borrowers contained herein shall only be in effect for so long as such Borrower shall be similarly obligated under any other Indebtedness.  An Event of Default shall occur for so long as such other Indebtedness becomes secured notwithstanding any actions taken by any of the Borrowers to ratably secure the Obligations hereunder.

(b)        Restrictions on Negative Pledges and Upstream Limitations.  None of the Borrowers will, nor will permit any of its Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding this Credit Agreement, the other Loan Documents, the 2014 BGI Note Purchase Agreement and any definitive documentation for any Merion Acquisition Debt) which directly or indirectly prohibits such Borrower or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding this Credit Agreement, the other Loan Documents and the 2014 BGI Note Purchase Agreement) restricting the ability of any Subsidiary of such Borrower to pay or make dividends or distributions in cash or kind to such Borrower, to make loans, advances or other payments of whatsoever nature to such Borrower, or to make transfers or distributions of all or any part of its assets to such Borrower; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under Section 9.02(a), (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by such Borrower or such Subsidiary in the ordinary course of its business, (iii) any negative pledges granted in the Existing Senior Debt and (iv) negative pledges with respect to specific assets acquired pursuant to a permitted acquisition under Section 9.05, provided, that, any such negative pledge is included in an agreement that existed prior to such acquisition and was not created in anticipation thereof.

Section 9.03.     Restrictions on Investments.  None of the Borrowers will, nor will permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

(a)        marketable direct or guaranteed obligations of the United States of America or Canada, or marketable obligations of any instrumentality or agency thereof, the payment of the principal and interest of which is unconditionally guaranteed by the United States of America or Canada;

(b)        certificates of deposit or other obligations issued by, or bankers’ acceptances of, any bank or trust company organized under the laws of Brazil, Singapore, the Federal Republic of Germany, France, the United Kingdom, Japan, Canada or the United States of America or any state thereof (including foreign branches of any such bank or trust company) and having capital, surplus and undivided profits in excess of $100,000,000;

(c)        securities commonly known as “commercial paper” issued by a corporation organized and existing under the laws of the United States of America or any state thereof with a maturity not in excess of 270 days from the date of acquisition thereof and that at the time of purchase have been rated and the ratings for which are not less than “P 2” if rated by Moody’s, and not less than “A 2” if rated by S&P;

(d)        in the case of any foreign Subsidiary, but only with respect to countries in which such Subsidiary exists, such Investments of a comparable quality and term to the other Investments permitted by clauses (a), (b) and (c) of this Section 9.03 as are usually made in the jurisdiction or jurisdictions in which the business of such foreign Subsidiary is principally conducted by prudent corporate investors in like circumstances;

(e)        Investments (including debt obligations and capital stock) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(f)        Investments existing on the date hereof in Subsidiaries; and other Investments existing on the date hereof and listed on Schedule 9.3 hereto;

(g)        Investments by BGI in Subsidiaries, including such Investments existing on the date hereof, not to exceed in the aggregate fifteen percent (15%) of Consolidated Total Assets; provided that the above limitation shall not apply with respect to (x) Investments made in order to effect acquisitions permitted under Section 9.05 or (y) Investments in Barnes Germany, Barnes Luxembourg or Barnes Switzerland or (z) Investments in Guarantors; and provided further that notwithstanding any provision set forth in this Section 9.03 to the contrary, Investments in the Luxembourg Subsidiaries other than Barnes Luxembourg, other than amounts being held for application to the account of BGI, Barnes Germany, Barnes Luxembourg or Barnes Switzerland, shall be limited to $100,000;

(h)        Investments consisting of permitted acquisitions or mergers and consolidations under Section 9.05;

(i)         (A) Investments by Subsidiaries of BGI in BGI, provided that any Investment by Subsidiaries in BGI must be an equity Investment or expressly subordinated to the prior payment in full in cash of all Obligations on terms disclosed to and reasonably acceptable to the Administrative Agent prior to the incurrence thereof; and (B) Investments by Subsidiaries of BGI in other Subsidiaries of BGI;

(j)         Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $5,000,000 in the aggregate at any time outstanding;

(k)        Investments in joint ventures; provided that the operation to be invested in is in a similar or related business and provided further that after giving effect to such joint venture, the Borrowers shall be in compliance, on a pro forma historical basis, with all financial covenants;

(l)         Investments arising from payments under the BGI Guaranty, Barnes Germany Guaranty, Barnes Luxembourg Guaranty, Barnes Switzerland Guaranty or any Guaranty executed and delivered pursuant to Section 6.01 of this Credit Agreement;

(m)       Investments in an aggregate amount not to exceed $50,000,000 outstanding at any time;

(n)        Investments in respect of Restricted Payments permitted pursuant to Section 9.04;

(o)        Investments by BGI arising from the repurchase or conversion of Subordinated Debt in compliance with Section 9.04;

(p)        to the extent constituting Investments, obligations under Derivative Contracts permitted under Section 9.01(c); and

(q)        guarantees that are expressly permitted by Section 9.01.

Section 9.04.      Restricted Payments.  None of the Borrowers will, nor will permit any of their Subsidiaries to make any Restricted Payments except that (i) pursuant to Section 9.03(o), BGI may issue its Capital Stock or make cash payments upon the repayment or conversion, as applicable, of Subordinated Debt in accordance with the applicable subordination provisions of the written instruments evidencing such Subordinated Debt and (ii) so long as no Default or Event of Default then exists or would result from such payment, any of the Borrowers may (a) declare or pay any dividends, or (b) redeem, convert, retire or otherwise acquire shares of any class of its Capital Stock.  Notwithstanding the above, any Subsidiary may make Distributions to its equity holders on a pro rata basis, and each of the Borrowers agrees that neither such Borrower nor any Subsidiary will enter into any agreement restricting Distributions from such Subsidiary to such Borrower, except to the extent of restrictions contained in any agreement permitted under Section 9.02(b).

Section 9.05.      Merger, Consolidation and Disposition of Assets.

(a)        Mergers and Acquisitions.  None of the Borrowers will, nor will permit any of its Subsidiaries to, consummate any merger, amalgamation, consolidation, asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except, the merger, amalgamation or consolidation of, or asset or stock acquisitions between, Subsidiaries, mergers of Subsidiaries with and into any of the Borrowers, and asset or stock acquisitions by any of the Borrowers of the stock or assets of Subsidiaries, and except as otherwise provided in this Section 9.05(a).  The Borrowers may purchase or otherwise acquire all or substantially all of the assets or stock or other equity interests of any other Person or substantially all of a business line, unit or division provided that:

(i)          the Borrowers are in current compliance with and, giving effect to the proposed acquisition (including any borrowings made or to be made in connection therewith), will continue to be in compliance with all of the covenants in Article 9 hereof as if the transaction occurred on the first day of the period of measurement; provided that, to the extent such acquisition will be included as an Acquired Business, the Administrative Agent shall have received (i) an Officer’s Certificate certifying compliance with Sections 10.01, 10.02 and 10.03 as of the last day of the then most recently ended fiscal quarter, on a pro forma historical combined basis (as if such acquisition occurred on the first day of the most recently ended four (4) consecutive fiscal quarter period and, for purposes of determining such compliance, the maximum Leverage Ratio and Senior Leverage Ratio levels pursuant to Sections 10.02 and 10.03, respectively, to be applied for such determination shall be the maximum Leverage Ratio and Senior Leverage Ratio to be applied pursuant to Sections 10.02 and 10.03, respectively, as of the end of the fiscal quarter in which such acquisition was consummated), and (ii) the related documentation showing the estimated calculations (subject to any adjustments) made in determination thereof;

(ii)          at the time of such acquisition, no Default or Event of Default has occurred and is continuing, and such acquisition will not otherwise create a Default or an Event of Default hereunder;

(iii)        the business to be acquired is similar to the business conducted by BGI, or businesses reasonably related or incidental thereto;

(iv)         not later than seven (7) days prior to the proposed acquisition date, notice of any proposed acquisition with an aggregate consideration (including assumption of indebtedness) of more than $50,000,000, together with all information reasonably requested by the Administrative Agent with respect to such acquisition (including without limitation, historical financial statements and due diligence summaries) shall have been furnished to the Administrative Agent;

(v)          the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition; and

(vi)         if such acquisition is made by a merger involving a Borrower or Guarantor, such Borrower or Guarantor shall be the surviving entity.

(b)        Disposition of Assets.  None of the Borrowers will, nor will permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than transfers of assets between such Borrower and Subsidiaries of such Borrower that would be permitted Investments under Section 9.03, transfers of assets from a Subsidiary of such Borrower to another Subsidiary of such Borrower, the sale of inventory or discounted receivables, the sale of receivables in connection with accounts receivable securitizations permitted under 9.01(o), the licensing of intellectual property, leases of property and the disposition of worn-out, excess, surplus or obsolete assets, in each case in the ordinary course of business consistent with past practices; provided, however, that in any fiscal year, the Borrowers may dispose of up to ten percent (10%) of its Consolidated Total Assets (calculated on a pro forma basis as of the most recent quarter end prior to any proposed disposition, giving effect to all material acquisitions and dispositions from the end of such fiscal quarter through the date of determination) in the aggregate, based on the fair market value or book value, of such assets being sold or otherwise disposed of, whichever is greater.

Section 9.06.      Sale and Leaseback.  BGI will not, and will not permit any of its U.S. Domestic Subsidiaries to, enter into any Sale Leaseback Transaction, except to the extent the Indebtedness incurred in connection with such Sale Leaseback Transaction and any related Lien is permitted under Sections 9.01(n) and 9.02(a)(vii).

Section 9.07.     Compliance with Environmental Laws.  Except to the extent required by the day-to-day operations of each of the Borrowers and its Subsidiaries, and in all instances in compliance in all material respects with all applicable Environmental Laws, none of the Borrowers will knowingly, and will not knowingly permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate.

Section 9.08.      Business Activities.  None of the Borrowers will, nor will permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in similar, complementary, ancillary or related businesses or a reasonable extension thereof.

Section 9.09.      Fiscal Year.  None of the Borrowers will, nor will permit any of its Subsidiaries to, change the date of the end of its fiscal year from that set forth in Section 7.04(a).

Section 9.10.      Transactions with Affiliates.  None of the Borrowers will, nor will permit any of its Subsidiaries to, engage in any transaction (except transactions (i) which in any one calendar year do not involve in the aggregate an amount in excess of $500,000, (ii) between or among Loan Parties and their Subsidiaries or (iii) transactions otherwise permitted hereunder) with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms substantially more favorable (taken as a whole) to such Person than would reasonably have been obtainable on an arm’s-length basis with a Person that is not an Affiliate.

Section 9.11.      Optional Payment of Subordinated Debt.  None of the Borrowers will, nor permit any of their Subsidiaries to make any Optional Subordinated Payment, unless no Default or Event of Default then exists or would result from such Optional Subordinated Payment.

Section 9.12.      Sanctions; Anti-Corruption/Terrorism Laws.  (a) None of the Borrowers will, nor permit any of their Subsidiaries to, directly or indirectly, use any Credit Extensions or the proceeds of any Credit Extensions, or lend, contribute or otherwise make available such Credit Extensions or the proceeds of any Credit Extensions to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person of Sanctions, other than to the extent this covenant would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union or the United Kingdom).  None of the Borrowers will, nor permit any of their Subsidiaries to, directly or indirectly, use any Credit Extensions or the proceeds of any Credit Extensions for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar anti-corruption legislation in other jurisdictions in which they conduct business; provided, that this covenant relating to use of proceeds shall be inapplicable, to any Borrower or any Subsidiary, as applicable, that has its registered office (Sitz) in Germany or is managed from Germany, to the extent compliance with this covenant would result in a violation of the German Foreign Trade Act (Außenwirtschaftsgesetz), the German Foreign Trade Ordinance (Außenwirtschaftsverordnung) or would conflict with any provision of the Council Regulation (EC) 2271/1996 or any similar applicable anti-boycott law or regulation.

(b)        None of the Borrowers shall be, nor permit any of their Subsidiaries to be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Corruption/Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Corruption/Terrorism Law, or (iii) otherwise in violation of any Anti-Corruption/Terrorism Law in effect in each jurisdiction in which they conduct material operations.  The Borrowers shall provide to the Lenders any certifications or information that a Lender reasonably requests to confirm compliance by the Borrowers with Anti-Corruption/Terrorism Laws.

ARTICLE 10
Financial Covenants

Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

Section 10.01.     Interest Coverage.  As of the end of any fiscal quarter, the Borrowers will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense for the four (4) consecutive fiscal quarters then ending to be less than 4.25:1.

Section 10.02.    Leverage Ratio.  As of the end of any fiscal quarter, the Borrowers will not permit the ratio of Consolidated Total Debt (excluding, for purposes of calculation of the Leverage Ratio, reverse interest rate swap contracts) as at such date to Consolidated EBITDA for the four (4) consecutive fiscal quarters then ending (the “Leverage Ratio”) to be more than 3.75:1; provided that at the end of each of the first four fiscal quarters ending after the consummation of any acquisition (commencing with, for the avoidance of doubt, the fiscal quarter in which such acquisition was consummated) permitted under Section 9.05(a) with an aggregate consideration in excess of $150,000,000 (and for purposes of determining pro forma covenant compliance), the Borrowers will not permit the Leverage Ratio to be more than 4.25:1; provided, further, that the increase in the permitted Leverage Ratio level set forth in the immediately preceding proviso shall have no effect during the Covenant Relief Period.  Additionally, at all times when any obligations under the 2014 BGI Note Purchase Agreement remain outstanding, the Borrowers shall comply with the Leverage Ratio as defined in the 2014 BGI Note Purchase Agreement.

Section 10.03.    Senior Leverage Ratio.  As of the end of any fiscal quarter, the Borrowers will not permit the ratio of Consolidated Senior Debt (excluding, for purposes of calculation of the Senior Leverage Ratio, reverse interest rate swap contracts) as at such date to Consolidated EBITDA for the four (4) consecutive fiscal quarters then ending (the “Senior Leverage Ratio”) to be more than (x) in the case of any fiscal quarter ending during the Covenant Relief Period, 3.75:1 and (y) at any other date of determination, 3.25:1; provided that at the end of each of the first four fiscal quarters ending after the consummation of an acquisition (commencing with, for the avoidance of doubt, the fiscal quarter in which such acquisition was consummated) permitted under Section 9.05(a) with an aggregate consideration in excess of $150,000,000, the Borrowers will not permit the Senior Leverage Ratio to be more than 3.50:1; provided, further, that the increase in the permitted Senior Leverage Ratio level set forth in the immediately preceding proviso shall have no effect during the Covenant Relief Period.

Notwithstanding the foregoing Section 10.03, if, at any time, the 2014 BGI Note Purchase Agreement is amended to include a senior leverage ratio as then applicable (the “2014 BGI NPA Senior Leverage Ratio”) that is more restrictive than the Senior Leverage Ratio contained in Section 10.03, then the Borrowers shall provide notice with a certified copy of such amendment to the Administrative Agent.  Upon receipt of such notice, the Senior Leverage Ratio permitted by Section 10.03 shall be deemed to be automatically amended to be as restrictive as the 2014 BGI NPA Senior Leverage Ratio at such time notwithstanding Section 16.12.  If, at any time when such an automatic amendment is in effect, the 2014 BGI NPA Senior Leverage Ratio is amended to be made less restrictive, the Borrowers shall provide notice with a certified copy of such amendment to the Administrative Agent.  Upon receipt of such notice, the Senior Leverage Ratio required by Section 10.03 shall be deemed automatically amended herein to reflect such less restrictive 2014 BGI NPA Senior Leverage Ratio without any further action by any party hereto notwithstanding Section 16.12; provided, that no such automatic amendment shall cause the maximum Senior Leverage Ratio under Section 10.03 to exceed 3.75:1.00, as then applicable.

The Borrowers’ obligations to comply with this Section 10.03 shall terminate upon the repayment in full of all obligations under the 2014 BGI Note Purchase Agreement.

ARTICLE 11
Closing Conditions

The obligations of the Lenders to make the initial Loans, and of any Issuing Bank to issue any initial Letters of Credit, shall be subject to the satisfaction of the following conditions precedent:

Section 11.01.    Loan Documents, Etc.  Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.  Each Lender shall have received a fully executed copy of each such document.

Section 11.02.    Certified Copies of Governing Documents.  Each of the Lenders shall have received from each of the Borrowers a copy, certified by a duly authorized officer of such Borrower to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

Section 11.03.    Corporate or Other Action.  All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

Section 11.04.    Incumbency Certificate.  Each of the Lenders shall have received from each of the Borrowers an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, each of the Loan Documents; (b) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action under the Loan Documents.

Section 11.05.    Solvency Certificate.  Each of the Lenders shall have received an officer’s certificate of BGI dated as of the Closing Date, signed on behalf of BGI (and not individually), as to the solvency of BGI and its Subsidiaries on a consolidated basis following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

Section 11.06.    Opinions of Counsel.  Each of the Lenders and the Administrative Agent shall have received (a) favorable legal opinions addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from James Pelletier, General Counsel, and Herrick, Feinstein LLP, special counsel to the Borrowers, (b) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Weidema van Tol, special Luxembourg counsel to the Borrowers, (c) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Vischer LLC, special Swiss counsel to the Borrowers, (d) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Graf von Westphalen, special German counsel to the Borrowers, and (e) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Kelsick, Wilkin & Ferdinand, special Nevis counsel to the Administrative Agent.

Section 11.07.    Amended and Restated Guaranties.  The Administrative Agent shall have received (i) the BGI Guaranty executed by BGI, (ii) the Barnes Germany Guaranty executed by Barnes Germany, (iii) the Barnes Switzerland Guaranty executed by Barnes Switzerland, and (iv) the Barnes Luxembourg Guaranty executed by Barnes Luxembourg.

Section 11.08.    Payment of Fees.  The Borrowers shall have paid to the Lenders, Co-Lead Arrangers, and the Administrative Agent, as appropriate, (a) the Administrative Agent’s Fee pursuant to the Fee Letter, (b) the upfront fee payable to the Administrative Agent for the account of the Lenders pursuant to the Fee Letter (the “Upfront Fee”), (c) each other fee payable to a Co-Lead Arranger pursuant to separate fee letters entered into between BGI and such Co-Lead Arranger (the fees described in this clause (c), collectively, the “Arrangement Fees”), and (d) each of the other fees and expenses payable or reimbursable to Bank of America, BofA Securities, Inc., the Administrative Agent, or their counsel pursuant to the commitment letter, dated as of January 8, 2021, by and among Bank of America, BofA Securities, Inc. and BGI.

Section 11.09.    Financial Statements.  The Administrative Agent shall have received copies of financial statements for the fiscal quarter ending September 30, 2020 and a Compliance Certificate for such fiscal quarter end, and the Administrative Agent shall be satisfied that such financial statements fairly present the financial condition of the Borrowers and their Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended.  Since the Balance Sheet Date there has been no change in the business, properties, assets or financial condition of the Borrowers and their Subsidiaries taken as a whole which has had a Material Adverse Effect.

Section 11.10.    Existing Credit Agreement.  All loans under the Existing Credit Agreement shall be converted to Loans under this Credit Agreement, all letters of credit thereunder shall be Existing Letters of Credit hereunder, the commitments of lenders under the Existing Credit Agreement who are not party to this Credit Agreement shall have been terminated and all commitments thereunder of the Lenders party to this Credit Agreement shall be evidenced only by this Credit Agreement.

Section 11.11.    Interest and Fees under Existing Credit Agreement.  All interest and fees and expenses, if any, including outstanding commitment fees, letter of credit fees or facility fees, owing or accruing under or in respect of the Existing Credit Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date.

ARTICLE 12
Conditions to All Borrowings

Section 12.01.   Conditions to All Borrowings (other than Certain Funds Loans).  The obligations of the Lenders to make the Loans (other than a Certain Funds Loan), and of any Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

(a)        Representations True; No Default or Event of Default.  Each of the representations and warranties of any of the Borrowers contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), as of the date as of which they were made and shall also be true and correct in all such material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate have not resulted and would not be reasonably likely to result in a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

(b)        No Legal Impediment.  No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the applicable Issuing Bank to issue, extend or renew such Letter of Credit.

(c)        Alternative Currencies.  In the case of a Loan to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the Issuing Bank (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Loan to be denominated in the relevant Alternative Currency.

Section 12.02.    Conditions to Certain Funds Loans.  The obligations of the Lenders to make Certain Funds Loans during the Certain Funds Period shall be subject to the satisfaction of the following conditions precedent:

(a)        The Amendment No. 3 Effective Date shall have occurred.

(b)        The Amendment No. 3 Closing Date shall have occurred substantially concurrently with the funding of Certain Funds Loans hereunder.

(c)        The Administrative Agent shall have received in accordance with the provisions of Section 2.06 a duly executed Loan Request for Certain Funds Loans.

Each submission by BGI to the Administrative Agent of a Loan Request for Revolving Credit Loans with respect to a Certain Funds Loan and the acceptance by BGI of the proceeds of each such Certain Funds Loan made hereunder shall constitute a representation and warranty by BGI on the Amendment No. 3 Closing Date in respect of such Certain Funds Loan that all the conditions contained in this Section 12.02 have been satisfied.

ARTICLE 13
Events of Default; Acceleration; etc.

Section 13.01.    Events of Default and Acceleration.  If any of the following events (“Events of Default” or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, “Defaults”) shall occur and be continuing:

(a)        BGI shall fail to pay any principal of the Loans or any Reimbursement Obligation in respect of Letters of Credit, Barnes Germany shall fail to pay any principal of the Barnes Germany Loans or any Reimbursement Obligation in respect of Letters of Credit issued for the account of Barnes Germany, Barnes Luxembourg shall fail to pay any principal of the Barnes Luxembourg Loans or any Reimbursement Obligation in respect of Letters of Credit issued for the account of Barnes Luxembourg, or Barnes Switzerland shall fail to pay any principal of the Barnes Switzerland Loans or any Reimbursement Obligation in respect of Letters of Credit issued for the account of Barnes Switzerland, in the currency required hereunder, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(b)        BGI shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, Barnes Germany shall fail to pay any interest on the Barnes Germany Loans, any Fees or other sums due and payable by Barnes Germany hereunder or under any of the other Loan Documents, Barnes Luxembourg shall fail to pay any interest on the Barnes Luxembourg Loans, any Fees or other sums due and payable by Barnes Luxembourg hereunder or under any of the other Loan Documents, or Barnes Switzerland shall fail to pay any interest on the Barnes Switzerland Loans, any Fees due and payable by Barnes Switzerland, or other sums due and payable by Barnes Switzerland hereunder or under any of the other Loan Documents, in each case within five (5) Business Days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(c)        any of the Borrowers shall fail to comply with any of its covenants contained in Sections 8.01, 8.04(a), 8.04(b), 8.04(c), 8.05(a), the first sentence of 8.06 (as to each Borrower’s existence), Section 8.12, Article 9 or Article 10;

(d)        any of the Borrowers shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1) for thirty (30) days after written notice of such failure has been given to such Borrower by the Administrative Agent or any Lender;

(e)        any representation or warranty of any of the Borrowers in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement other than in Section 7.18, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated or the representation or warranty contained in Section 7.18 shall prove to have been false in any respect upon the date when made or deemed to have been made or repeated;

(f)         any of the Borrowers or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Lease, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Lease in each case in excess of $30,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

(g)        any of the Borrowers or any Significant Subsidiary shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Borrower or such Significant Subsidiary or of any substantial part of the assets of such Borrower or such Significant Subsidiaries or shall commence any case or other proceeding relating to such Borrower or such Significant Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Borrowers or any Significant Subsidiary and such Borrower or such Significant Subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(h)        a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or any Significant Subsidiary bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Borrowers or any Subsidiary of the Borrowers in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

(i)         there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, any final judgment against any of the Borrowers or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against any of the Borrowers or any of their Subsidiaries exceeds in the aggregate $30,000,000;

(j)         if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or their stockholders or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

(k)        (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $30,000,000, or (ii) the Borrowers or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $30,000,000; or

(l)         a Change of Control shall occur;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in Sections 13.1(g) or 13.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

Section 13.02.   Termination of Commitments.  If any one or more of the Events of Default specified in Section 13.01(g) or Section 13.01(h) shall occur and be continuing, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit.  If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit.  No termination of the credit hereunder shall relieve the Borrowers of any of the Obligations.

Section 13.03.   Remedies.  In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 13.01, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender.  No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

Section 13.04.    Remedies with respect to the Certain Funds Sublimit.  Notwithstanding anything to the contrary herein, solely with respect to the undrawn Commitments in respect of the Certain Funds Sublimit, it is understood and agreed that during the Certain Funds Period and notwithstanding (i) that any representation made in the Loan Documents (including any representation made on the Amendment No. 3 Effective Date or Amendment No. 3 Closing Date (excluding, for the avoidance of doubt, the Merion Specified Representations and/or Merion Purchase Agreement Representations made on the Amendment No. 3 Closing Date as a condition to the funding of the Certain Funds Loan)) was incorrect, (ii) any failure by any Borrower or any of their Subsidiaries to comply with the affirmative covenants and negative covenants in, or other terms of, the Loan Documents or the existence of a Default or Event of Default (except for any Default or Event of Default pursuant to Section 13.01(g) or Section 13.01(h)), (iii) any provision to the contrary in the Loan Documents or otherwise or (iv) that any condition to the occurrence of the Amendment No. 3 Effective Date may subsequently be determined not to have been satisfied, neither the Administrative Agent, nor the Collateral Agent, nor any Lender shall be entitled to (1) cancel any of its Commitments in respect of the Certain Funds Sublimit hereunder to the extent to do so would prevent or limit the funding of a Certain Funds Loan, (2) rescind, terminate or cancel the Loan Documents or such Commitments in respect of the Certain Funds Sublimit or exercise any right or remedy or make or enforce any claim under the Loan Documents it may otherwise have to the extent to do so would prevent, limit or delay the making of its Certain Funds Loan on the Amendment No. 3 Closing Date, (3) refuse to participate in making its Certain Funds Loan on the Amendment No. 3 Closing Date, provided that the applicable conditions precedent set forth in Section 12.02 have been satisfied or waived or (4) exercise any right of set-off or counterclaim in respect of its Certain Funds Loan to the extent to do so would prevent, limit or delay the making of its Certain Funds Loan on the Amendment No. 3 Closing Date.  For the avoidance of doubt, (i) the rights and entitlements of the Lenders, the Collateral Agent and the Administrative Agent to refuse to participate in making a Certain Funds Loan on the Amendment No. 3 Closing Date shall not be limited in the event that any applicable condition set forth in Section 12.02 have not been satisfied or waived on the Amendment No. 3 Closing Date and (ii) immediately after the expiration of the Certain Funds Period, all of the rights, remedies and entitlements of the Administrative Agent, the Collateral Agent and the Lenders shall be available notwithstanding that such rights were not available prior to such time as a result of the foregoing.

ARTICLE 14
The Administrative Agent

Section 14.01.    Authorization.

(a)        Each of the Lenders and the Issuing Bank hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under any of the other Loan Documents and any related documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

(b)        The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor.  The use of the term “Administrative Agent” is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders.  Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders;

(c)        As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a “representative” of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents.  Such actions include the designation of the Administrative Agent as “secured party”, “mortgagee” or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

(d)        The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article 14 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article 14 included the Issuing Bank with respect to such acts or omissions (and including any affiliates of the Issuing Bank and the officers, directors, employees, agents and attorneys-in-fact of the Issuing Bank and any affiliates), and (ii) as additionally provided herein with respect to the Issuing Bank.

(e)        The provisions of this Article 14 are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and none of the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

Section 14.02.    Employees and Administrative Agents.  The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents.  The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

Section 14.03.    No Liability.  Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its bad faith, willful misconduct or gross negligence.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability to any Lender for relying upon, any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent.  With respect to the Lenders, the Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, is contrary to any Loan Document or applicable law; provided further that, the Administrative Agent shall not be required to take any action (other than an action expressly required by this Credit Agreement to be taken by it under such circumstances) that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability.  The Administrative Agent shall in all cases be fully protected, as against the Lenders, in acting, or in refraining from acting, under this Credit Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.  Except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrowers or a Lender.

Section 14.04.    No Representations.

(a)        General.  The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or to inspect any of the properties, books or records of any of the Borrowers or any of their Subsidiaries.  The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any of the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete.  The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of any of the Borrowers or any of their Subsidiaries.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

(b)        Closing Documentation, Etc.  For purposes of determining compliance with the conditions set forth in Article 11, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or each Co-Lead Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or each Co-Lead Arranger acting upon any Borrower’s account shall have received notice from such Lender not less than three days prior to the Closing Date specifying such Lender’s objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or each Co-Lead Arranger to such effect on or prior to the Closing Date.

Section 14.05.    Payments.

(a)        Payments to Administrative Agent.  A payment by any of the Borrowers to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender.  The Administrative Agent agrees promptly to distribute to each Lender such Lender’s pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

(b)        Distribution by Administrative Agent.  If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction.  If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

Section 14.06.   Holders of Notes.  The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

Section 14.07.    Indemnity.  To the extent not reimbursed by the Borrowers, the Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its Affiliates (including any of the officers, directors, employees, agents and attorneys-in-fact of any thereof) (each an “Indemnified Party”) from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which such Indemnified Party has not been reimbursed by the Borrowers as required by Section 16.03), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or such Indemnified Party’s actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Indemnified Party’s bad faith, willful misconduct or gross negligence, or, in the absence of instruction or concurrence of the Required Lenders, breach of contract.

Section 14.08.   Administrative Agent as Lender, Etc.  In its individual capacity, Bank of America shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.  None of the Documentation Agent, Book Runners, Syndication Agents, or Co-Lead Arrangers shall have any obligation, liability, responsibility or duty under this Credit Agreement or the other Loan Documents other than as a Lender hereunder.

Section 14.09.   Resignation.

(a)        The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Bank and the Borrowers.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  Provided that no Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (x) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (y) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 14.09.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 14.09).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article 14 and Section 14.09 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(b)        Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Swing Line Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swing Line Lender, (b) the retiring Issuing Bank and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

Section 14.10.    Notification of Defaults and Events of Default.  Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof.  The Administrative Agent hereby agrees that upon receipt of any notice under this Section 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

Section 14.11.    Administrative Agent May File Proofs of Claim.

(a)        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial, administrative or like proceeding or any assignment for the benefit of creditors relative to any of the Borrowers or any of their Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan, Reimbursement Obligation or Unpaid Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any of the Borrowers) shall be entitled and empowered, by intervention in such proceeding, under any such assignment or otherwise:

(i)          to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations or Unpaid Reimbursement Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under the terms of this Credit Agreement) allowed in such proceeding or under any such assignment; and

(ii)          to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

(b)        Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding or under any such assignment is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, nevertheless to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel due the Administrative Agent under the terms of this Credit Agreement, and any other amounts due the Administrative Agent under the terms of this Credit Agreement.

(c)        Nothing contained herein shall authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations owed to such Lender or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding or under any such assignment.

Section 14.12.   Recovery of Erroneous Payments.  Without limitation of any other provision in this Credit Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.  Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

ARTICLE 15
Assignment and Participation

Section 15.01.   General Conditions and Conditions to Assignment.  The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 15.01(a), (ii) by way of participation in accordance with the provisions of Section 15.03, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 15.06 (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 15.03 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

(a)        Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in Letter of Credit Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)          Minimum Amounts.

(A)         in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)         in any case not described in Section 15.01(a)(i)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, BGI otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(b)        Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned, except that this clause (b) shall not apply to rights in respect of the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(c)        Required Consents.  No consent shall be required for any assignment except to the extent required by Section 15.01(a)(i)(B) and, in addition:

(i)          the consent of BGI (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that BGI shall be deemed to have consented to any such assignment with respect to any Loan unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(ii)          the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(iii)        the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment; and

(iv)         the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment.

(d)        Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(e)        No Assignment to Certain Persons.  No such assignment shall be made (A) to any Borrower or any of their Affiliates, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person).

(f)         Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of BGI and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Commitment Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 15.03, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.06, 5.07, 5.09, 5.12, 16.02 and 16.03 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance Section 15.03.

Section 15.02.    Register.  The Administrative Agent, acting solely for this purpose as non-fiduciary agent of the Borrowers (and such agency being solely for Tax purposes), shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time.  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement.  In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender.  The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice.

Section 15.03.    Participations.  Each Lender may sell participations to one or more Persons (other than to a Defaulting Lender or a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person)) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) except in the case of any such participation sold to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, each such participation shall be in an amount of not less than $5,000,000, or shall be in an amount of such Lender’s entire remaining Commitment and the Loans at the time owing to it, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers, (c) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (d) the Borrowers, the Administrative Agent, the Lenders and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans subject to such participation, extend the term or increase the amount of the Commitment of such Lender as it relates to such Participant, reduce the amount of any Facility Fee or Letter of Credit Fees or other fees to which such Participant is entitled, or extend any regularly scheduled payment date for principal or interest with respect to Loans subject to such participation.  Subject to Section 15.04, the Borrowers agree that each Participant shall be entitled to the benefits Sections 5.06, 5.07, 5.09, and 5.12(a) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.01(a).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 16.01 as though it were a Lender, provided such Participant agrees to be subject to Section 16.01 as though it were a Lender.  Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 5.11 with respect to any Participant.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

Section 15.04.   Limitation upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Sections 5.06, 5.07 and 5.12(a) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent.

Section 15.05.   Participant Affiliated with the Borrowers.  If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is any Borrower or an Affiliate of any Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation.  A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 13.01 or Section 13.02 to the extent that such participation is beneficially owned by any Borrower or any Affiliate of any Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation.

Section 15.06.   Miscellaneous Assignment Provisions.  Any Lender may at any time pledge or assign a security interest in all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. §341 and (b) with respect to any Lender that is a fund that invests in bank loans, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities or any institutional custodian for such fund or for such lender.  Any foreclosure or similar action by any Person in respect of such pledge or assignment shall be subject to the other provisions of this Article 15.  No such pledge or the enforcement thereof shall release the pledgor Lender from any of its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrowers or Administrative Agent hereunder.

Section 15.07.   Resignation After Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to Section 15.01, Bank of America may, (i) upon thirty (30) days’ notice to the Borrowers and the Lenders, resign as Issuing Bank and/or (ii) upon thirty (30) days’ notice to the Borrowers, resign as Swing Line Lender.  In the event of any such resignation as Issuing Bank or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swing Line Lender hereunder (with the consent of such Lender being appointed as a successor Issuing Bank or Swing Line Lender); provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as Issuing Bank or Swing Line Lender, as the case may be.  If Bank of America or any other Issuing Bank resigns as Issuing Bank, it shall retain all the rights and obligations of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all Unpaid Reimbursement Obligations plus the Maximum Drawing Amount with respect thereto (including the right to require the Lenders to make Base Rate Loans or make payments with respect to Reimbursement Obligations).  If Bank of America or any other Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.09.

ARTICLE 16
Provisions of General Applications

Section 16.01.   Setoff.  Each Borrower hereby grants to the Administrative Agent, each of the Lenders and each Lender Affiliate, a right of setoff as security for all of its liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them.  Regardless of the adequacy of any collateral, (i) if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to BGI and any securities or other property of BGI in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of BGI to such Lender, (ii) if any of the Barnes Germany Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to Barnes Germany and any securities or other property of Barnes Germany in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of the Barnes Germany Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Barnes Germany to such Lender, (iii) if any of the Barnes Luxembourg Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to Barnes Luxembourg and any securities or other property of Barnes Luxembourg in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of the Barnes Luxembourg Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Barnes Luxembourg to such Lender or (iv) if any of the Barnes Switzerland Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to Barnes Switzerland and any securities or other property of Barnes Switzerland in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of the Barnes Switzerland Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Barnes Switzerland to such Lender; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 5.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff;.  ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BGI, BARNES GERMANY, BARNES LUXEMBOURG OR BARNES SWITZERLAND, AS THE CASE MAY BE, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.  Each of the Lenders agrees with each other Lender that if such Lender shall receive from BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

Section 16.02.   Expenses.  The Borrowers agree to pay (a) the reasonable and documented costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than taxes based upon the Administrative Agent’s or any Lender’s net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (c) the reasonable and documented fees, expenses and disbursements of the Administrative Agent’s Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the reasonable and documented fees, expenses and disbursements of the Administrative Agent or any of its Affiliates incurred by the Administrative Agent or such Affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) any reasonable and documented fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any collateral, (f) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (g) all reasonable and documented out-of-pocket expenses (including without limitation reasonable attorneys’ fees and costs, which attorneys may be employees of any Lender or the Administrative Agent, and reasonable and documented consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (x) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (y) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender’s or the Administrative Agent’s relationship with any of the Borrowers or any of their Subsidiaries, and (h) all reasonable and documented fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches, intellectual property filings or mortgage recordings.  The covenants contained in this Section 16.02 shall survive payment or satisfaction in full of all other Obligations.

Section 16.03.   Indemnification.  Each of the Borrowers and the Guarantors agrees to indemnify and hold harmless the Administrative Agent, the Lenders and their respective Affiliates, officers, directors and employees (each such Person being called an “Indemnitee”) from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby (whether brought by any Borrower, any Subsidiary of any Borrower or any other Person) including, without limitation, (a) any actual or proposed use by any of the Borrowers or any their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) any of the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (c) with respect to any of the Borrowers and any of their Subsidiaries and each such Borrower’s or Subsidiary’s respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that any such claims, actions, suits, liabilities, losses, damages, or expenses are found in a final nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or from the material breach by such Indemnitee of its obligations under the Loan Documents.  In litigation, or the preparation therefor, the Indemnitee shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable and documented fees and expenses of such counsel.  No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Intralinks or other similar information transmission systems in connection with this Credit Agreement or for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except, in each case, to the extent such damages are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s bad faith, gross negligence, willful misconduct or breach of contract relating to its treatment or handling of such Intralinks information, electronic telecommunications or other information transmission system. If, and to the extent that the obligations of the Borrowers under this Section 16.03 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.  The covenants contained in this Section 16.03 shall survive payment or satisfaction in full of all other Obligations.

Section 16.04.   Treatment of Certain Confidential Information.

(a)        Confidentiality.  Each of the Lenders and the Administrative Agent agrees to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any of the Borrowers or any of their Subsidiaries (whether received prior to (in the case of information received pursuant to the Existing Credit Agreement) or after the date of this Credit Agreement) pursuant to this Credit Agreement or the Existing Credit Agreement that is (or, in the case of the Existing Credit Agreement, was) identified by such Person as being confidential at the time the same is (or, in the case of the Existing Credit Agreement, was) delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such non-public information and instructed to keep such non-public information confidential), (b) after such information shall have become public other than through a violation of this Section 16.04, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrowers who is not bound by obligations of confidentiality to the Borrowers, (c) to the extent required by statute, rule, regulation or judicial process, (d) to counsel for any of the Lenders or the Administrative Agent, (e) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (f) to the Administrative Agent, any Lender or, solely in connection with this Credit Agreement and the transactions contemplated hereby, any Financial Affiliate, (g) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (h) solely in connection with this Credit Agreement and the transactions contemplated hereby, to a Lender Affiliate or a Subsidiary or Affiliate of the Administrative Agent (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (i) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 16.04 or (j) with the consent of the Borrowers.  Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrowers to refer to any of the Borrowers and any of their Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate and, for such purpose, the Administrative Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrowers or any of their Subsidiaries or any of their businesses; provided that the Borrowers be provided with notice and opportunity to review such use to ensure consistency of presentation.

(b)        Prior Notification.  Unless specifically prohibited by applicable law, court order, or any governmental or regulatory agency, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

(c)        Other.  In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by the Borrowers or any of their Subsidiaries.  The obligations of each Lender under this Section 16.04 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to any Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

Section 16.05.   Survival of Covenants, Etc.  All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement, subject to, in each case the applicable statute of limitations.  All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

Section 16.06.   Notices, Etc.

(a)        Notices Generally.  Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

(i)          if to BGI, at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06010, Attention: Treasurer, or at such other address for notice as BGI shall last have furnished in writing to the Administrative Agent, with a copy to 123 Main Street, Bristol, Connecticut 06011, Attention: General Counsel;

(ii)          if to Barnes Germany, at Unter Gereuth 9-11, 79353 Bahlingen am Kaiserstuhl, Germany, Attention: Manager, or at such other address for notice as Barnes Germany shall last have furnished in writing to the Administrative Agent, with a copy to BGI, 123 Main Street, Bristol, Connecticut 06010, Attention: General Counsel;

(iii)         if to Barnes Luxembourg, at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg, Attention: Manager, or at such other address for notice as Barnes Luxembourg shall last have furnished in writing to the Administrative Agent, with a copy to BGI, 123 Main Street, Bristol, Connecticut 06010, Attention: General Counsel;

(iv)         if to Barnes Switzerland, at 1426 Palm Grove, Four Seasons Estates, St. Kitts & Nevis, West Indies, Attention: Treasurer, or at such other address for notice as Barnes Switzerland shall last have furnished in writing to the Administrative Agent, with a copy to BGI, 123 Main Street, Bristol, Connecticut 06010, Attention: General Counsel;

(v)          if to the Administrative Agent or the Issuing Bank, at the addresses set forth on Schedule 16.6.1 hereto, or such other address for notice as the Administrative Agent or the Issuing Bank shall last have furnished in writing to the Person giving the notice; and

(vi)         if to any Lender, at such Lender’s address set forth on Schedule 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.  Any notice or other communication to be made hereunder or under the Notes or any Letter of Credit Applications, even if otherwise required to be in writing under other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures.  Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Credit Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Requests, Swing Line Loan Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, that without limiting the foregoing, upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by such manually executed counterpart.

(b)        Electronic Communications.

Notices and other communications to the Lenders, the Issuing Bank and the Administrative Agent hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Sections 2.06, 3.03 and 4.01.  The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.  Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to reasonably rely and act in good faith upon any notices (including telephonic Loan Requests, including requests for Swing Line Loans) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrowers shall indemnify the Administrative Agent, the Issuing Bank, each Lender and the directors, officers, employees, agents and advisors of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person pursuant to this Section 16.06 on each notice purportedly given by or on behalf of the Borrowers.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

Section 16.07.    GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH BORROWER CONSENTS AND AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT AND CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION, LITIGATION OR PROCEEDING BEING MADE UPON SUCH BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN SECTION 16.06.  EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

Section 16.08.    Headings.  The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

Section 16.09.    Counterparts.  This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.  Delivery of an executed counterpart of a signature page of this Credit Agreement or of any amendment or waiver hereto by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Credit Agreement or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

Section 16.10.    Entire Agreement, Etc.  The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.  Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 16.12.

Section 16.11.    WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EXCEPT AS PROHIBITED BY LAW, EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER, THE ADMINISTRATIVE AGENT OR SUCH AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BECAUSE OF, AMONG OTHER THINGS, SUCH BORROWER’S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

Section 16.12.   Consents, Amendments, Waivers, Etc.  Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any of the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders, and acknowledged by the Administrative Agent (which acknowledgement shall be promptly provided if the Required Lenders have provided consent).  Notwithstanding the foregoing, no amendment, modification or waiver shall:

(a)        without the written consent of the Borrowers and each Lender directly affected thereby:

(i)          reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the Facility Fee or Letter of Credit Fees or diminish or eliminate indemnity or reimbursement rights in favor of such Lender;

(ii)          increase the amount of such Lender’s Commitment or extend the expiration date of such Lender’s Commitment;

(iii)        postpone or extend the Loan Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender, or extend the termination of any Letters of Credit for which such Lender has a Letter of Credit Participation beyond the Loan Maturity Date;

(iv)        (a) amend Section 14.05(a) or any other provision hereof in a manner that would have the effect of altering the ratable reduction of Commitments or the pro rata sharing of payments otherwise required hereunder, (b) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, or (c) release, or have the effect of releasing, all or substantially all of the value of the guarantees of the Obligations;

(b)        without the written consent of all of the Lenders, release any of the Significant Subsidiaries from its guaranty obligations under the Guaranty to which it is a party (it being understood that this limitation shall not apply to any release related to transactions permitted by Section 9.05), release BGI, Barnes Germany, Barnes Luxembourg or Barnes Switzerland from their guaranty obligations under the BGI Guaranty, Barnes Germany Guaranty, Barnes Luxembourg Guaranty or Barnes Switzerland Guaranty, as the case may be, amend or waive this Section 16.12 or the definition of Required Lenders (it being understood that the addition of one or more additional credit facilities, the allowance of the credit extensions, interest and fees thereunder to share ratably or on a subordinated basis with the Loans, Letters of Credit, interest and Fees in the benefits of the Loan Documents and the inclusion of the holders of such facilities in the determination of Required Lenders shall require only the approval of the Required Lenders);

(c)        without the written consent of each Lender, amend Section 1.06 or the definition of “Alternative Currency”; and

(d)        without the written consent of the Administrative Agent, amend or waive Article 14, the amount or time of payment of the Administrative Agent’s Fee or any Letter of Credit Fees payable for the Administrative Agent’s account or any other provision applicable to the Administrative Agent;

provided, that (i) no amendment, waiver or consent shall, unless in writing and signed by each applicable Issuing Bank in addition to the Lenders required above, affect the rights or duties of such Issuing Bank under this Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Credit Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Loan Document.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.  No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.  No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

If a Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of such Lender and that has been approved by the Required Lenders, the Borrowers may replace such non-consenting Lender in accordance with Section 5.11; provided that such amendment, waiver, consent or release may be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrowers to be made pursuant to this paragraph).

Section 16.13.    Severability.  The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.  Without limiting the foregoing provisions of this Section 16.13, if and to the extent that the enforceability of any provisions in this Credit Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Bank or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 16.14.   USA Patriot Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act.

Section 16.15.    Liability for the Obligations.

(a)        Notwithstanding anything herein to the contrary, BGI covenants and agrees that all Obligations with respect to all Loans, Reimbursement Obligations and any other Obligations payable to the Administrative Agent or any of the Lenders shall constitute the obligations of BGI individually.

(b)        Notwithstanding any other provision hereof or of any other Loan Document, Barnes Germany shall have no liability for any Obligations other than the Barnes Germany Obligations, or for any other liability or obligation of BGI.

(c)        Notwithstanding any other provision hereof or of any other Loan Document, Barnes Luxembourg shall have no liability for any Obligations other than the Barnes Luxembourg Obligations, or for any other liability or obligation of BGI.

(d)        Notwithstanding any other provision hereof or of any other Loan Document, Barnes Switzerland shall have no liability for any Obligations other than the Barnes Switzerland Obligations, or for any other liability or obligation of BGI.

(e)        The aggregate liability of Barnes Switzerland under any security, guaranty, joint liability, representation, warranty, undertaking, indemnity, parallel debt, postponement and subordination or other obligation incurred in connection with any of the Loan Documents (including, without limitation, the Barnes Switzerland Guaranty) for, or with respect to, obligations of any other Borrower (other than its wholly owned Subsidiaries) shall be limited to the maximum amount of Barnes Switzerland’s freely disposable shareholder equity available for distribution as dividends to the shareholders of Barnes Switzerland at the time of the start of the proceedings for enforcement of the relevant obligation, which amount: (i) shall be determined in accordance with Swiss law and on the basis of an audited annual or interim balance sheet of Barnes Switzerland; (ii) shall be approved as distribution by a duly convened meeting of the shareholders of Barnes Switzerland; and (iii) shall be subject to deduction of any applicable Swiss withholding tax.

Section 16.16.    Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

Section 16.17.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the Applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)        the application of any Write-Down and Conversion Powers by the Applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b)        the effects of any Bail-in Action on any such liability, including, if applicable:

(i)           a reduction in full or in part or cancellation of any such liability;

(ii)          a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the Applicable Resolution Authority.

Section 16.18.    Acknowledgment Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)        In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)        As used in this Section 16.18, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

ARTICLE 17
Transitional Arrangements

Section 17.01.    Existing Credit Agreement Superseded.  This Credit Agreement shall on the Closing Date amend, restate, and supersede the Existing Credit Agreement in its entirety, except as provided in this Article 17. On the Closing Date, the rights and obligations of the parties evidenced by the Existing Credit Agreement shall be evidenced by this Credit Agreement. All “Obligations” (as defined in the Existing Credit Agreement) shall continue to be outstanding except as expressly modified by this Credit Agreement and any other applicable Loan Documents and shall be governed in all respects by this Credit Agreement and the other Loan Documents, it being agreed and understood that this Credit Agreement represents a modification of, and does not constitute a novation, satisfaction, payment or reborrowing of any Obligation (as defined in the Existing Credit Agreement), nor does it operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Bank or any Lender under any “Loan Documents” (as defined in the Existing Credit Agreement).

Section 17.02.   Return or Cancellation of Notes.  Upon receipt by any Lender of its Notes hereunder on the Closing Date, any “Notes” of the Borrowers held by such Lender pursuant to and as defined in the Existing Credit Agreement shall be deemed to be no longer effective.  As soon as practicable after its receipt of original Notes hereunder following the Closing Date, each Lender will use commercially reasonable efforts to return or mark as “Substituted” or “Cancelled”, as the case may be, any notes of the Borrowers held by such Lender pursuant to the Existing Credit Agreement.

Section 17.03.    Fees Under Superseded Agreement.  Commencing on the Closing Date and all periods going forward, the Facility Fee shall be payable by the Borrowers to the Administrative Agent for the account of the Lenders in accordance with Section 2.02.

ARTICLE 18
No Advisory or Fiduciary Responsibility

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Credit Agreement provided by the Administrative Agent, each Co-Lead Arranger and each Lender, are arm’s-length commercial transactions between the Borrowers, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, each Co-Lead Arranger and each Lender, on the other hand, (B) each of the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Co-Lead Arranger and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, nor each Co-Lead Arranger and Lender has any obligation to the Borrowers, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Co-Lead Arranger and each Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Co-Lead Arranger has any obligation to disclose any of such interests to the Borrowers, any other Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrowers and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, each Co-Lead Arranger and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

[Remainder of Page Intentionally Left Blank]

ANNEX B

Credit Agreement Conformed through Closing Date Amendments.

[See Attached]

CLEAN COPY OF THE AMENDED CREDIT AGREEMENT THAT CONTAINS THE CLOSING DATE AMENDMENTS MADE PURSUANT TO AMENDMENT NUMBER 3 TO THE CREDIT AGREEMENT DATED AS OF June 22, 2023

Published CUSIP Number: 067809AG8

SIXTH AMENDED AND RESTATED
$1,000,000,000
SENIOR UNSECURED
REVOLVING CREDIT
AGREEMENT

Dated as of February 10, 2021

among
BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

THE LENDERS PARTY HERETO

and
BARNES GROUP INC.,
BARNES GROUP SWITZERLAND GmbH, Nevis Branch,
BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L. and
BARNES GROUP ACQUISITION GmbH
as Borrowers

with
BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A.,
WELLS FARGO SECURITIES, LLC, TD SECURITIES (USA) LLC,
CITIZENS BANK, N.A., and PNC CAPITAL MARKETS LLC
as Co-Lead Arrangers and Joint Book Runners,

JPMORGAN CHASE BANK, N.A., WELLS FARGO BANK, N.A.,
TD SECURITIES (USA) LLC, CITIZENS BANK, N.A., and
PNC CAPITAL MARKETS LLC
as Co-Syndication Agents

and
TRUIST BANK,
as Documentation Agent

v

Exhibits

Exhibit A	Form of Note
Exhibit B-1	Form of Loan Request
Exhibit B-2	Form of Swing Line Loan Request
Exhibit C	Form of Compliance Certificate
Exhibit D	Assignment and Assumption
Exhibit E	Guaranty
Exhibit F	BGI Guaranty
Exhibit G	Barnes Luxembourg Guaranty
Exhibit H	Barnes Switzerland Guaranty
Exhibit I	Barnes Germany Guaranty
Exhibit J(1) - (4)	Forms of Tax Compliance Certificates

Schedules

Schedule 1	Lenders and Commitments
Schedule 7.4.1	Fiscal Year Not Ending on December 31
Schedule 7.13.4	Pension Plans
Schedule 7.16	Subsidiaries, Etc.
Schedule 9.1	Existing Senior Debt
Schedule 9.2	Existing Liens
Schedule 9.3	Existing Investments
Schedule 11.10	Existing Letters of Credit
Schedule 16.6.1	Addresses for Notices

This SIXTH AMENDED AND RESTATED SENIOR UNSECURED REVOLVING CREDIT AGREEMENT (this “Credit Agreement”) is made as of February 10, 2021 by and among Barnes Group Inc. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, Barnes Group Switzerland GmbH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Untere Einschlagstrasse, 2544 Bettlach, Switzerland, acting through its Nevis Branch having its registered office at 1426 Palm Grove, Four Seasons Estates Saint Kitts & Nevis, West Indies (“Barnes Switzerland”), Barnes Group Acquisition GmbH, a limited liability company incorporated under the laws of Germany and an indirect wholly-owned Subsidiary of BGI, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i.Br. under HRB 710836 (together with any successors, “Barnes Germany”) and Barnes Group Luxembourg (No. 1) S.à r.l., a private limited liability company organized under the laws of Luxembourg and a wholly-owned Subsidiary of BGI, having its registered office at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B111817 (“Barnes Luxembourg” and, together with BGI, Barnes Switzerland and Barnes Germany, the “Borrowers”, and each individually, a “Borrower”), Bank of America, N.A., a national banking association (“Bank of America”), and the other Lenders party hereto from time to time, and Bank of America, as administrative agent for itself and the Lenders (the “Administrative Agent”) and as collateral agent for itself and the Lenders (the “Collateral Agent”) with BofA Securities, Inc., JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, TD Securities (USA) LLC, Citizens Bank, N.A., and PNC Capital Markets LLC, as Co-Lead Arrangers (the “Co-Lead Arrangers”) and Joint Book Runners (the “Book Runners”), and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., TD Securities (USA) LLC, Citizens Bank, N.A., and PNC Capital Markets LLC, as Co-Syndication Agents (the “Syndication Agents”), and Truist Bank as Documentation Agent (the “Documentation Agent”).

WHEREAS, pursuant to that certain Fifth Amended and Restated Revolving Credit Agreement, dated as of September 27, 2011 (as amended and in effect from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among BGI, Barnes Switzerland, Barnes Germany, Barnes Luxembourg, the lenders party thereto (including certain of the Lenders), the Administrative Agent, and certain other parties thereto, such lenders have made available certain financing to the Borrowers upon the terms and conditions contained therein; and

WHEREAS, the Borrowers have requested, among other things, to amend and restate the Existing Credit Agreement and the Lenders are willing to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Borrowers, the Lenders and the Administrative Agent agree that as of the date hereof, the Existing Credit Agreement shall be amended and restated in its entirety as set forth herein:

Exh B-8

ARTICLE 1
Definitions and Rules of Interpretation

Section 1.01.   Definitions.  The following terms shall have the meanings set forth in this Article 1 or elsewhere in the provisions of this Credit Agreement referred to below:

“Accountants”.  PricewaterhouseCoopers LLP or any other nationally recognized independent auditors selected by BGI.

“Acquired Business”.  A company or business acquired by BGI or any of its Subsidiaries (through asset purchase or otherwise) in compliance with Section 9.05; provided that the company or business acquired will not be considered an Acquired Business until (a) BGI has delivered to the Administrative Agent historical financial statements of such company or business prepared in accordance with GAAP, an officer’s certificate pursuant to Section 9.05(a)(i) and such other financial information reasonably requested by the Administrative Agent and (b) the Administrative Agent has consented in writing to the designation of such acquired company or business as an Acquired Business, such consent not to be unreasonably withheld or delayed; provided, further, that, notwithstanding the foregoing, the Merion Target and its Subsidiaries shall constitute an Acquired Business.

“Adjustment Date”.  The first day of the month immediately following the month in which a Compliance Certificate is to be delivered by the Borrowers pursuant to Section 8.04(c).

“Administrative Agent”.  Bank of America, N.A., acting as agent for the Lenders and each other Person appointed as the successor Administrative Agent in accordance with Section 14.09.

“Administrative Agent’s Fee”.  See Section 5.01.

“Administrative Agent’s Office”.  With respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 16.6.1 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

“Administrative Agent’s Special Counsel”.  Morgan, Lewis & Bockius LLP, or such other counsel as may be approved by the Administrative Agent.

“Administrative Questionnaire”.  An Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution”.  (a) Any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender”.  See Section 5.11.

“Affiliate”.  (a) When used generally, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, and (b) when used with respect to the Borrowers, any Person that would be considered to be an affiliate of BGI under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if BGI were issuing securities.

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“Agreed Currency”.  Dollars or any Alternative Currency, as applicable.

“Agreement Currency”.  See Section 16.16.

“Alternative Currency”.  Each of Euro, Sterling, Swiss Franc, Japanese Yen, and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

“Alternative Currency Daily Rate”.  For any day:

(a)        with respect to any Credit Extension denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment;

(b)        with respect to any Credit Extension denominated in Swiss Francs, the rate per annum equal to SARON determined pursuant to the definition thereof plus the SARON Adjustment;

(c)        with respect to any Foreign Swing Line Loan denominated in Euros, the rate per annum equal to (x) Enhanced €STR for such date or (y) if Enhanced €STR is not available on such date, Historic €STR plus the €STR Adjustment; and

(d)        with respect to any other Credit Extension denominated in an Alternative Currency that accrues interest at a daily rate, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06;

provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Loan”.  A Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Equivalent”.  At any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuing Bank, as the case may be, by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent or the Issuing Bank, as the case may be, using any reasonable method of determination its deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error).

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“Alternative Currency Loan”.  An Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Sublimit”.  An amount equal to $600,000,000.  The Alternative Currency Sublimit is part of, and not in addition to, the Total Commitments.

“Alternative Currency Term Rate”.  For any Interest Period, with respect to any Credit Extension:

(a)        denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period;

(b)        denominated in Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(c)        denominated in any other Alternative Currency that accrues interest at a term rate, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 with a term equivalent to such Interest Period;

provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement.

“Alternative Currency Term Rate Loan”.  A Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Amendment No. 3”. That certain Amendment No. 3 to Credit Agreement dated as of June 22, 2023, among BGI, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Amendment No. 3 Effective Date”. As defined in Amendment No. 3.

“Amendment No. 3 Closing Date”. As defined in Amendment No. 3.

“Anti-Corruption/Terrorism Laws”.  Any Laws relating to corruption, including the United States Foreign Corrupt Practices Act of 1977, terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.

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“Applicable Authority”.  (a) With respect to Daily SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator, (b) with respect to Term SOFR, CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator and (c) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator.

“Applicable Margin”.  For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a “Rate Adjustment Period”), the Applicable Margin shall be the applicable margin set forth below with respect to the Leverage Ratio, as determined for the four (4) consecutive fiscal quarters then ending of BGI and its Subsidiaries ending on the last day of the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.

Level	Leverage Ratio	€STR, SOFR, and Alternative Currency Loans	Letter of Credit	Base Rate Loans	Facility Fee
I	Less than 2.50:1	1.375%	1.375%	0.375%	0.20%
II	Less than 3.00:1 but greater than or equal to 2.50:1	1.75%	1.75%	0.75%	0.25%
III	Less than 3.50:1 but greater than or equal to 3.00:1	2.00%	2.00%	1.00%	0.275%
IV	Less than 4.00 but greater than or equal to 3.50	2.125%	2.125%	1.125%	0.30%
V	Less than 4.75 but greater than or equal to 4.00	2.375%	2.375%	1.375%	0.35%
VI	Greater than or equal to 4.75:1	2.50%	2.50%	1.50%	0.375%

If the Borrowers fail to deliver any Compliance Certificate pursuant to Section 8.04(c) hereof, then for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.  For the avoidance of doubt, the Applicable Margin for Foreign Swing Line Loans denominated in Euro and bearing interest at a rate based on €STR shall be the applicable margin set forth in the column entitled “€STR, SOFR, and Alternative Currency Loans”.

“Applicable Pension Legislation”.  At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to any Borrower or any of its Subsidiaries.

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“Applicable Time”.  With respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Fund”.  Any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangement Fees”.  See Section 11.09.

“Asset Sales”.  A sale, sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than a Loan Party), in one transaction or a series of transactions, by any Loan Party or any of its Subsidiaries, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, such Loan Party or any such Subsidiary, including, without limitation, any transactions permitted under Sections 9.05 and 9.06.

“Assignee Group”.  Two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption”.  See Section 15.01.

“Assignment Fee”.  See Section 15.01.

“Attributable Debt”.  In respect of a sale and leaseback transaction, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

“Auto-Extension Letter of Credit”.  See Section 4.02.

“Bail-In Action”.  The exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”.  (a) With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

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“Balance Sheet Date”.  September 30, 2020.

“Bank of America”.  Bank of America, N.A., a national banking association, in its individual capacity.

“Barnes Germany”.  As defined in the preamble hereto.

“Barnes Germany Guaranty”.  The Amended and Restated Guaranty, dated as of February 10, 2021, executed by Barnes Germany in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of the Barnes Luxembourg Obligations and the Barnes Switzerland Obligations in the form of Exhibit I attached hereto.

“Barnes Germany Loans”.  Revolving Credit Loans made or to be made by the Lenders to Barnes Germany pursuant to Article 2.

“Barnes Germany Obligations”.  All Obligations of Barnes Germany with respect to the Barnes Germany Loans and the Barnes Germany Guaranty.

“Barnes Luxembourg”.  As defined in the preamble hereto.

“Barnes Luxembourg Guaranty”.  The Second Amended and Restated Guaranty, dated as of February 10, 2021, executed by Barnes Luxembourg in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of the Barnes Germany Obligations and the Barnes Switzerland Obligations in the form of Exhibit G attached hereto.

“Barnes Luxembourg Loans”.  Revolving Credit Loans made or to be made by the Lenders to Barnes Luxembourg pursuant to Article 2.

“Barnes Luxembourg Obligations”.  All Obligations of Barnes Luxembourg with respect to the Barnes Luxembourg Loans and the Barnes Luxembourg Guaranty.

“Barnes Switzerland”.  As defined in the preamble hereto.

“Barnes Switzerland Guaranty”.  The Second Amended and Restated Guaranty, dated as of February 10, 2021, executed by Barnes Switzerland in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of the Barnes Germany Obligations and the Barnes Luxembourg Obligations in the form of Exhibit H attached hereto.

“Barnes Switzerland Loans”.  Revolving Credit Loans made or to be made by the Lenders to Barnes Switzerland pursuant to Article 2.

“Barnes Switzerland Obligations”.  All Obligations of Barnes Switzerland with respect to the Barnes Switzerland Loans and the Barnes Switzerland Guaranty.

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“Base Rate”.  For any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR for an Interest Period of one month plus 1.00%, subject to the interest rate floors set forth therein.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.  If the Base Rate (i) is being used as an alternate rate of interest pursuant to Section 5.04 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above and (ii) is for any reason less than zero, the Base Rate shall be deemed zero for purposes of this Credit Agreement.

“Base Rate Loans”.  Loans bearing interest calculated by reference to the Base Rate.  All Base Rate Loans shall be denominated in Dollars.

“Beneficial Ownership Certification”.  A certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation”.  31 C.F.R. §1010.230.

“BGI”.  Barnes Group Inc., a Delaware corporation.

“BGI Guaranty”.  The Second Amended and Restated BGI Guaranty, dated as of February 10, 2021, executed by BGI in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, of the payment and performance of all Obligations, including the Barnes Germany Obligations, the Barnes Luxembourg Obligations, the Barnes Switzerland Obligations and the Obligations of each Subsidiary of each Borrower, in the form of Exhibit F attached hereto.

“BGI Loans”.  Revolving Credit Loans other than the Barnes Germany Loans, the Barnes Luxembourg Loans and the Barnes Switzerland Loans.

“Book Runners”.  As defined in the preamble hereto.

“Borrower(s)”.  As defined in the preamble hereto.

“Borrower Materials”.  See Section 8.04.

“Business Day”.  Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that:

(a)        if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Credit Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;

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(b)        if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; (ii) Swiss Francs, means a day other than when banks are closed for settlement and payments of foreign exchange transactions in Zurich because such day is a Saturday, Sunday or a legal holiday under the laws of Switzerland; and (iii) Yen, means a day other than when banks are closed for general business in Japan; and

(c)        if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro, Sterling, Swiss Francs and Yen in respect of an Alternative Currency Loan denominated in a currency other than Euro, Sterling, Swiss Francs and Yen, or any other dealings in any currency other than Euro, Sterling, Swiss Francs and Yen to be carried out pursuant to this Credit Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Capitalized Leases”.  Leases under which BGI or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

“Capital Stock”.  Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Collateralize”.  To pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, Issuing Bank or Swing Line Lender (as applicable) and the Lenders, as collateral for Letter of Credit Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Issuing Bank or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the Issuing Bank or the Swing Line Lender (as applicable).

“Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Management Agreement”.  Any agreement entered into between any Borrower or any Subsidiary of a Borrower, on the one hand, and any Cash Management Provider, on the other hand, to provide Cash Management Services to any Borrower or any Subsidiary of a Borrower.

“Cash Management Provider”.  Collectively, (a) each Lender and (b) each Lender Affiliate that, in each case with respect to the foregoing clauses (a) and (b), provides Cash Management Services to any Borrower or any Subsidiary of a Borrower pursuant to a Cash Management Agreement.

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“Cash Management Services”.  Cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer, foreign exchange and other cash management arrangements.

“Certain Funds Loan”. A single drawing of Revolving Credit Loans denominated in Dollars by BGI made during the Certain Funds Period where such Revolving Credit Loans are to be made solely to BGI and to finance a Certain Funds Purpose in an aggregate amount not to exceed the Certain Funds Sublimit.

“Certain Funds Period” shall mean the period from and including the Amendment No. 3 Effective Date until the earliest to occur of (i) 11:59:59 p.m. New York City time, on the date that is five Business Days following the Outside Date or Extended Outside Date, as applicable (each as defined in the Merion Purchase Agreement as in effect on June 5, 2023 and as each may be extended (or further extended) in accordance with the terms of the Merion Purchase Agreement as in effect on June 5, 2023), (ii) the termination of the Merion Purchase Agreement in accordance with its terms in the event the Merion Acquisition is not consummated, and (iii) the date of consummation of the Merion Acquisition (after the borrowing of the Certain Fund Loans, if any, hereunder for the purpose of financing the Merion Transactions).

“Certain Funds Purpose” shall mean one or more of the purposes set out in Section 7.14(a)(2).

“Certain Funds Sublimit”. $300,000,000 plus the amount needed for the redemption of the Existing Senior Notes and the repayment of principal and accrued and unpaid interest and fees owing thereunder, which shall be reduced to $0 at the end of the Certain Funds Period  (after the borrowing of the Certain Fund Loans, if any, hereunder for the purpose of financing the Merion Transactions). The Certain Funds Sublimit is part of, and not in addition to, the Total Commitments.

“Change in Law”.  The occurrence, after the date of this Credit Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

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“Change of Control”.  If (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) shall have become the beneficial owner (as defined in Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under said Act) of thirty-five percent (35%) or more of BGI’s outstanding Voting Stock; provided, however, that members of the Barnes family, Bank of America and any of its Affiliates (to the extent that it owns stock in which a member of the Barnes family has an interest), the Barnes Group Inc. Retirement Savings Plan and Fidelity Management Trust Company, in its capacity as trustee under such plan, and employees of BGI (except employees of BGI who became beneficial owners of more than ten percent (10%) of BGI’s Voting Stock prior to becoming employees of BGI) shall not be counted as a Person for purposes hereof, or (b) a “change of control” occurs under any Indebtedness of any Borrower or Guarantor of at least $30,000,000, or (c) BGI fails to own, directly or indirectly, 100% of the stock of Barnes Germany, Barnes Luxembourg or Barnes Switzerland except (i) for any nominal interest (5% or less) required to be held by a third party, or (ii) as a result of a transaction otherwise permitted hereunder.

“Closing Date”.  February 10, 2021.

“CME”.  CME Group Benchmark Administration Limited.

“Code”.  The Internal Revenue Code of 1986, as amended.

“Co-Lead Arrangers”.  As defined in the preamble hereto.

“Collateral”. All the “Collateral” as defined in any Security Document and shall also include all other property that is subject to any Lien in favor of any Administrative Agent or the Collateral Agent for the benefit of the Credit Parties pursuant to any Security Document; provided, that notwithstanding anything to the contrary herein or in any Security Document or other Loan Document, in no case shall the Collateral include any Excluded Property.

“Collateral Agent”. Bank of America, N.A., acting as collateral agent for the Credit Parties, together with its permitted successors and assigns in such capacity.

“Collateral Agreement”. The Collateral Agreement, which shall be in form and substance reasonably satisfactory to BGI, the Collateral Agent and the Required Lenders, dated as of the Amendment No. 3 Closing Date, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, among each Loan Party and the Collateral Agent.

“Collateral and Guarantee Requirement”. The requirement that (in each case, subject to the last three paragraphs of Section 8.14):

a)
on the Amendment No. 3 Closing Date, the Collateral Agent shall have received from the Borrower and each Guarantor, a counterpart of the Collateral Agreement duly executed and delivered on behalf of such person;

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b)
on the Amendment No. 3 Closing Date, (i)(x) all outstanding Capital Stock directly owned by the Loan Parties, other than Excluded Securities, and (y) all Indebtedness owing to any Loan Party, other than Excluded Securities, shall have been pledged or assigned for security purposes pursuant to the Security Documents and (ii) the Collateral Agent shall have received certificates, updated share registers (where necessary under the laws of any applicable jurisdiction in order to create a perfected security interest in such Capital Stock) or other instruments (if any) representing such Capital Stock and any notes or other instruments required to be delivered on the Amendment No. 3 Closing Date pursuant to the applicable Security Documents, together with stock powers, note powers or other instruments of transfer with respect thereto (as applicable) endorsed in blank;

c)
in the case of any person that becomes a Guarantor after the Amendment No. 3 Closing Date, the Collateral Agent shall have received (i) a supplement to the Guaranty and (ii) supplements to the Collateral Agreement and any other Security Documents, if applicable, in the form specified therefor or otherwise reasonably acceptable to the Collateral Agent, in each case, duly executed and delivered on behalf of such Guarantor;

d)
after the Amendment No. 3 Closing Date (x) all outstanding Capital Stock of any person that becomes a Guarantor after the Amendment No. 3 Closing Date and that are held by a Loan Party and (y) all Capital Stock directly acquired by a Loan Party after the Amendment No. 3 Closing Date, in each case, other than Excluded Securities, shall have been pledged pursuant to the Security Documents, together with stock powers or other instruments of transfer with respect thereto (as applicable) endorsed in blank;

e)
except as otherwise contemplated by this Agreement or any Security Document, all documents and instruments, including Uniform Commercial Code financing statements, and filings with the United States Copyright Office and the United States Patent and Trademark Office, and all other actions reasonably requested by the Collateral Agent (including those required by applicable requirements of law) to be delivered, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been delivered, filed, registered or recorded or delivered to the Collateral Agent for filing, registration or the recording substantially concurrently with, or promptly following, the execution and delivery of each such Security Document;

f)
no later than 60 days after the Amendment No. 3 Closing Date (or such later date as the Collateral Agent may determine in its reasonable discretion), evidence of the insurance (if any) required by the terms of Section 8.07(b) hereof shall have been received by the Collateral Agent; and

g)
after the Amendment No. 3 Closing Date, the Collateral Agent shall have received (i) such other Security Documents as may be required to be delivered pursuant to Section 8.14 or the Security Documents and (ii) upon reasonable request by the Collateral Agent, evidence of compliance with any other requirements of Section 8.14.

“Commitment”.  With respect to each Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender’s commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers or either of them, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

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“Commitment Percentage”.  With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender’s percentage of the aggregate Commitments of all of the Lenders subject to adjustment as provided in Section 5.14.

“Compliance Certificate”.  See Section 8.04(c).

“Conforming Changes”.  With respect to the use, administration of or any conventions associated with EURIBOR, SOFR, SONIA, SARON, TIBOR, €STR or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions of “Base Rate”, “EURIBOR”, “SOFR”, “SONIA”, “SARON”, “TIBOR”, “€STR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Credit Agreement and any other Loan Document).

“Connection Income Taxes”.  Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated or consolidated”.  With reference to any term defined herein, shall mean that term as applied to the accounts of BGI and its Subsidiaries, consolidated in accordance with GAAP.

“Consolidated Cash Interest Expense”.  As of the last day of any fiscal quarter, the amount of interest expense, paid or payable in cash, of the Borrowers, their Subsidiaries, and Acquired Businesses (to the extent that such Acquired Business is included in the calculation of Consolidated EBITDA for such period), for the four fiscal quarters ended on such date, determined on a consolidated basis in accordance with GAAP for such period.  Except to the extent approved by the Administrative Agent, all Indebtedness incurred in connection with the acquisition of any Acquired Business shall be deemed to have been incurred at the beginning of the four fiscal quarters ended on the last day of such fiscal quarter and to have borne interest at a rate no less than the sum of (a) the arithmetic mean of (x) Term SOFR having an Interest Period of one month, plus the Applicable Margin, in effect on the first day of the four (4) consecutive fiscal quarters then ending and (y) Term SOFR having an Interest Period of one month, plus the Applicable Margin, in effect on the last day of the four (4) consecutive fiscal quarters then ending plus (b) the Applicable Margin for Loans then in effect (after giving effect to such acquisition on a pro forma basis).

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“Consolidated EBITDA”.  For any period, Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses (excluding, without duplication, (a) extraordinary gains and losses in accordance with GAAP, (b) gains and losses in connection with asset dispositions whether or not constituting extraordinary gains and losses, and (c) gains or losses on discontinued or divested operations; provided that for purposes of calculating the financial covenants under Article 10 of this Credit Agreement, the Consolidated Net Income generated by any discontinued or divested operations of BGI and its Subsidiaries related to a proposed disposition permitted by Section 9.05(b) or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of this Credit Agreement shall continue to be included in the calculation of Consolidated EBITDA until the date that the proposed disposition is actually consummated) for the four fiscal quarters ended on such date, plus to the extent deducted in computing Consolidated Net Income of the Borrowers, their Subsidiaries and, without duplication, the Acquired Businesses, (i) the amount of interest expense, accrued (including, for the avoidance of doubt, imputed interest on convertible notes) or paid, during such period, (ii) the sum of income taxes, depreciation and amortization for such period, (iii) due diligence and transaction expenses in connection with acquisitions, Asset Sales, equity, debt and other capital markets transactions permitted hereunder (whether or not consummated) in any four fiscal quarter period, provided that the aggregate amount added back to Consolidated Net Income in connection with any unconsummated acquisitions, Asset Sales, equity, debt and other capital markets transactions permitted hereunder in any four fiscal quarter period shall not exceed $1,500,000, (iv) broker fees and success fees in connection with acquisitions and Asset Sales permitted hereunder in an amount not to exceed $10,000,000 in the aggregate over the term of this Credit Agreement (which term, for the avoidance of doubt, shall be deemed to commence on the Closing Date), (v) restructuring charges not to exceed $25,000,000 in any four fiscal quarter period (subject to the aggregate limit below), (vi) non-cash stock-based compensation expenses, (vii) non-cash expenses related to the impairment or write-off of goodwill and/or intangible assets, (viii) non-cash expenses related to the expensing of purchase accounting write-ups of inventory in connection with any acquisition permitted under Section 9.05(a) so long as such add-back occurs during the six months following the acquisition date, and (ix) non-recurring cash charges or expenses not exceeding $15,000,000 in any four fiscal quarter period (subject to the aggregate limit below).  For purposes of calculating Consolidated EBITDA for any period in which a permitted acquisition has been consummated, Consolidated EBITDA shall be adjusted to include the historical EBITDA of the Acquired Business for the applicable period on a pro forma basis as if such permitted acquisition had been consummated on the first day of the applicable period, as the EBITDA of such acquired Person is reflected in its historical audited financial statements for the most recently ended fiscal year (if available), and any applicable management prepared unaudited statements for any relevant period.  In addition, for purposes of calculating Consolidated EBITDA for any period in which a permitted acquisition or disposition has been consummated, Consolidated EBITDA shall be adjusted to add back expected cost savings (without duplication of actual cost savings or other charges or expenses that are otherwise added back in calculating Consolidated EBITDA) and synergies to the extent (x) such cost savings and synergies are determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities and Exchange Act of 1934, as amended, and as certified by a Responsible Officer of BGI or (y) such cost savings or synergies are factually supportable and have been realized or are reasonably expected to be realized within 365 days following such subject permitted acquisition or disposition; provided that BGI shall have delivered to the Administrative Agent a certificate of a Responsible Officer of BGI, in form reasonably satisfactory to the Administrative Agent, certifying that such cost savings and synergies otherwise meet the requirements of this clause (y) herein, together with reasonably detailed evidence in support thereof, and the Administrative Agent shall have approved the add back of such cost savings and synergies, such approval not to be unreasonably withheld (provided that the Administrative Agent is deemed to have approved the add back of any cost savings and synergies in connection with the Merion Transactions).  For purposes of calculating the financial covenants under Article 10 of this Credit Agreement, the portion of any adjustments contained in clause (i), (ii), (iii), (v), (vi) and (vii) hereof attributed to any discontinued or divested operations of BGI and its Subsidiaries related to a proposed disposition permitted by Section 9.05(b) or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of this Credit Agreement shall continue to be included in the calculation of Consolidated EBITDA until the date that the proposed disposition is actually consummated.  The aggregate amount added back to Consolidated Net Income pursuant to clauses (v) and (ix) above, and cost savings and synergies added back for any period in which a permitted acquisition or disposition has been consummated in accordance with and subject to the limitations provided in the third sentence of this definition of “Consolidated EBITDA” in any four fiscal quarter period shall not exceed 15% of the Consolidated EBITDA (calculated before giving effect to such add backs) for such four fiscal quarter period.  The financial results of any Acquired Businesses acquired at any time during the period tested shall be included on a pro forma basis as described herein as if such Acquired Business had been acquired as of the first day of the period tested.

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“Consolidated Net Income”.  The consolidated net income (or deficit) of BGI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP (excluding any losses attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill identified in accordance with FASB ASC 350); provided that for purposes of calculating the financial covenants under Section 10 of this Credit Agreement, the consolidated net income (or deficit) generated by any discontinued operations of BGI and its Subsidiaries related to a proposed disposition permitted by Section 9.05(b) or otherwise consented to by the Lenders and Administrative Agent in accordance with the terms of this Credit Agreement shall continue to be included in the calculation of consolidated net income (or deficit) until the date that the proposed disposition is actually consummated, notwithstanding any contrary treatment with respect to such consolidated net income (or deficit) in accordance with GAAP.

“Consolidated Senior Debt”.  Consolidated Total Debt less the outstanding amount of any Subordinated Debt.

“Consolidated Total Assets”.  All assets of BGI and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt”.  With respect to BGI and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of BGI and its Subsidiaries, on a consolidated basis, outstanding on such date for borrowed money or the deferred purchase price of property including, without limitation, in respect of any Synthetic Leases or any Capitalized Leases, plus (b) Indebtedness of the type referred to in clause (a) of another Person (not including BGI or its Subsidiaries) guaranteed by BGI or its Subsidiaries.

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“Control”.  The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion Request”.  A notice given by a Borrower to the Administrative Agent of such Borrower’s election to convert or continue a Loan in accordance with Section 2.07.

“Covenant Relief Period”.  The period from and including October 1, 2020 through and including September 30, 2021.

“Credit Agreement”.  This Sixth Amended and Restated Senior Unsecured Revolving Credit Agreement, including the Schedules and Exhibits hereto.

“Credit Extension”.  Any Loan or the issuance, extension or increase of any Letter of Credit.

“Credit Parties”.  Collectively, the Administrative Agent, the Collateral Agent, each Lender (including each Issuing Bank and the Swing Line Lender), each Cash Management Provider, and each Specified Hedge Provider.

“Daily SOFR”.  The rate per annum equal to SOFR determined for any day pursuant to the definition thereof plus the SOFR Adjustment.  Any change in Daily SOFR shall be effective from and including the date of such change without further notice.  If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Daily SOFR Loan”.  A Loan that bears interest at a rate based on Daily SOFR.

“Debtor Relief Laws”.  The Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default”.  See Section 13.01.

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“Defaulting Lender”.  Subject to Section 5.14(b), any Lender that, as reasonably determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and BGI in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified BGI or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or generally under other agreements in which it commits to extend credit, unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and BGI), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.14(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the Issuing Bank, the Swing Line Lender and each other Lender promptly following such determination.

“Derivative Contract”.  See the definition of “Indebtedness”.

“Designated Jurisdiction”.  Any country, region or territory to the extent that such country, region or territory is the subject of any Sanction or is subject to a sanctions program under any Anti-Corruption/Terrorism Laws.

“Distribution”.  The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of a Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of a Person, directly or indirectly through a Subsidiary of such Person or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of such Person.

“Documentation Agent”.  As defined in the preamble hereto.

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“Dollars or $”.  Dollars in lawful currency of the United States of America.

“Dollar Equivalent”.  For any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the Issuing Bank, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on the date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Bank, as applicable using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Bank, as applicable, using any method of determination it deems appropriate in its sole discretion.  Any determination by the Administrative Agent or the Issuing Bank pursuant to clauses (b) or (c) above shall be conclusive absent manifest error.

“Domestic Lending Office”.  Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

“Domestic Swing Line Borrowing”.  A borrowing of a Domestic Swing Line Loan pursuant to Section 2.09(b).

“Domestic Swing Line Loan”.  See Section 2.09(b).

“Domestic Swing Line Sublimit”.  An amount equal to the lesser of (a) $20,000,000 and (b) the Total Commitments.  The Domestic Swing Line Sublimit is part of, and not in addition to, the Total Commitments.

“Drawdown Date”.  The date on which any Loan is made or is to be made, and the date on which any Loan is converted or continued in accordance with Section 2.07.

“EEA Financial Institution”.  Any of (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”.  Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”.  Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

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“EU Bail-In Legislation Schedule”.  The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eligible Assignee”.  Any of (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person (other than a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person)) approved by (i) the Administrative Agent, the Issuing Bank and Swing Line Lender, and (ii) unless an Event of Default has occurred and is continuing, BGI (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrowers or any of the Borrowers’ Affiliates.

“Eligible Currency”.  Any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated.  If, after the designation by the Lenders of any currency as an Alternative Currency pursuant to Section 1.06, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent (in the case of any Committed Loans to be denominated in an Alternative Currency) or the Issuing Bank (in the case of any Letter of Credit to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the Lenders or (d) no longer a currency in which the Required Lenders are willing to make such Credit Extensions (each of clauses (a), (b), (c), and (d) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and BGI, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist(s).  Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein.

“Enhanced €STR”.  The rate per annum equal to €STR on such day plus the €STR Adjustment.

“Environmental Laws”.  Any and all Federal, provincial, state, local and foreign statutes, law, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to health, safety or the environment, including but not limited to, the Resource Conservation and Recovery Act (“RCRA”), the Comprehensive Environmental Response Compensation and Liability Act of 1980 as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Federal Clean Water Act, the Federal Clean Air Act and the Toxic Substances Control Act.

“ERISA”.  The Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

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“ERISA Affiliate”.  Any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event”.  (a) A Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate.

“€STR”.  A rate per annum equal to the Euro Short Term Rate as administered by the European Central Bank (or any other person which takes over the administration of that rate) published by the European Central Bank (or any other person which takes over publication of that rate).

“€STR Adjustment”.  With respect to €STR, 0.085% per annum.

“€STR Loan”.  A loan that bears interest at a rate based on Enhanced €STR.

“Euro and EUR”.  The single currency of the Participating Member States.

“Event of Default”.  See Section 13.01.

“Excluded Property”. See Section 8.14.

“Excluded Securities”. Any of the following:

a)
any Capital Stock or Indebtedness with respect to which the Collateral Agent and BGI reasonably agree that the cost or other consequences of pledging such Capital Stock or Indebtedness in favor of the Credit Parties under the Security Documents (including Tax consequences) are likely to be excessive in relation to the value to be afforded thereby;

b)
any Capital Stock or Indebtedness to the extent, and for so long as, the pledge thereof would be prohibited by any requirement of law (in each case, except to the extent such prohibition is unenforceable after giving effect to applicable provisions of the Uniform Commercial Code and other applicable law);

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c)
any Capital Stock of any person that is not a wholly owned Subsidiary to the extent that (A) a pledge thereof to secure the Secured Obligations (as defined in the Collateral Agreement) is prohibited by (i) any applicable organizational documents, joint venture agreement, shareholder agreement, or similar agreement or (ii) any other contractual obligation with an unaffiliated third party not in violation of Section 9.02(b) that was existing on the Amendment No. 3 Closing Date or at the time of the acquisition of such person and was not created in contemplation of such acquisition but, in the case of this subclause (A), only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of law, (B) any organizational documents, joint venture agreement, shareholder agreement, or similar agreement (or other contractual obligation referred to in subclause (A)(ii) above) prohibits such a pledge without the consent of any other party thereto; provided, that this clause (B) shall not apply if (1) such other party is a Loan Party or a wholly owned Subsidiary or (2) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate any Borrower or any Subsidiary to obtain any such consent) and for so long as such organizational documents, joint venture agreement, shareholder agreement or similar agreement (or other contractual obligation referred to in subclause (A)(ii) above) or replacement or renewal thereof is in effect, or (C) a pledge thereof to secure the Secured Obligations (as defined in the Collateral Agreement) would give any other party (other than a Loan Party or a wholly owned Subsidiary) to any organizational documents, joint venture agreement, shareholder agreement or similar agreement governing such Equity Interests the right to terminate its obligations thereunder, but only to the extent, and for so long as, such right of termination is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of law;

d)	any Capital Stock of any (A) Immaterial Subsidiary, (C) special purpose securitization entity, (D) not-for-profit Subsidiary or (E) captive insurance Subsidiary;

e)	any “margin stock” as such term is used in Regulation U; and

f)
voting Capital Stock (and any other interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2)) in excess of 65% of all such voting Capital Stock in (A) any foreign Subsidiary or (B) any FSHCO.

“Excluded Swap Obligation”.  With respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Loan Party becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes excluded in accordance with the first sentence of this definition.

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“Excluded Taxes”.  With respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), franchise taxes and branch profits Taxes (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.11) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such recipient’s failure to comply with Section 5.12(e) and, and (d) any Taxes imposed on any “withholdable payment” as a result of the failure of such recipient to satisfy the applicable requirements as set forth in FATCA.

“Existing Credit Agreement”.  As defined in the preamble hereto.

“Existing Letters of Credit”.  All letters of credit issued under the Existing Credit Agreement and outstanding on the Closing Date, which are listed on Schedule 11.10 and shall be deemed to be Letters of Credit issued hereunder as set forth in Section 11.10.

“Existing Senior Debt”.  Indebtedness of BGI and its Subsidiaries in existence as of the Closing Date and listed on Schedule 9.1 hereof.

“Facility Fee”.  See Section 2.02.

“FASB ASC”.  The Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA”.  Sections 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any regulation or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the United States Internal Revenue Service thereunder) and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

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“Federal Funds Rate”.  For any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Fee Letter”.  The fee letter dated January 8, 2021 among BGI, Bank of America, N.A. and BofA Securities, Inc., and each other fee letter executed between BGI and a Co-Lead Arranger. Such term shall include any fee letters executed in connection with any amendment to this Credit Agreement.

“Fees”.  Collectively, the Facility Fee, the Letter of Credit Fees, the Administrative Agent’s Fee, the Arrangement Fees, and the Upfront Fees paid to the Lenders to obtain their commitments hereunder.

“Financial Affiliate”.  A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. § 1843).

“Foreign Lender”.  Any Lender that is not a U.S. Person.

“Foreign Swing Line Borrowing”.  A borrowing of a Foreign Swing Line Loan pursuant to Section 2.09(b).

“Foreign Swing Line Loan”.  See Section 2.09(b).

“Foreign Swing Line Sublimit”.  An amount equal to the least of (a) $20,000,000, (b) the Alternative Currency Sublimit and (c) the Total Commitments.  The Foreign Swing Line Sublimit is part of, and not in addition to, the Total Commitments.

“Fronting Exposure”.  At any time there is a Defaulting Lender, (a) with respect to the Issuing Bank, such Defaulting Lender’s Commitment Percentage of the outstanding Letter of Credit Obligations other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Commitment Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“FSHCO”. Any U.S. Domestic Subsidiary of BGI that owns no material assets other than the Capital Stock and/or Indebtedness of one or more foreign Subsidiaries of BGI or Capital Stock and/or Indebtedness of one or more other FSHCOs.

“GAAP or generally accepted accounting principles”.  (a) When used herein, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect on December 31, 2019, subject to Section 1.03, and (ii) to the extent consistent with such principles, the accounting practice of BGI, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of BGI applying the same principles.

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“Governing Documents”.  With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

“Governmental Authority”.  The government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Pension Plan”.  Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

“Guarantor”.  Collectively, all of, and individually, any of (a) as set forth in the BGI Guaranty, BGI, (b) as set forth in the Barnes Luxembourg Guaranty, Barnes Luxembourg, (c) as set forth in the Barnes Switzerland Guaranty, Barnes Switzerland, (d) as set forth in the Barnes Germany Guaranty, Barnes Germany, and (e) each Significant Subsidiary and other Subsidiary or Acquired Business that enters into a Guaranty in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties.

“Guaranty”.  Any guaranty from a Person required to become a Guarantor pursuant to Section 6.01 in favor of the Administrative Agent, for the benefit of itself and the other Credit Parties, in each case of the payment and performance of certain or all of the Obligations and in substantially the form of Exhibit E attached hereto (with such changes or limitations as to the scope of the Obligations of the other Loan Part(ies) are to be guaranteed by such Person as determined by BGI in a manner consistent with those determinations made in respect of the guarantees given by Barnes Luxembourg, Barnes Switzerland and Barnes Germany under the Barnes Luxembourg Guaranty, the Barnes Switzerland Guaranty and the Barnes Germany Guaranty, respectively).

“Hazardous Substances”.  See Section 7.15(b).

“Hedge Agreements”.  All interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Historic €STR”.  For any date of determination, the most recent €STR for a day which is no more than five (5) Business Days before such date of determination.

“Honor Date”.  See Section 4.03.

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“Immaterial Subsidiary”. Any Subsidiary that (a) did not, as of the last day of the fiscal quarter of BGI most recently ended for which financial statements have been (or were required to be) delivered hereunder, have assets with a value in excess of 5.0% of the Consolidated Total Assets and revenues representing in excess of 5.0% of total revenues of BGI and the Subsidiaries on a consolidated basis as of such date, and (b) taken together with all such Subsidiaries as of such date, did not have assets with a value in excess of 10.0% of Consolidated Total Assets and revenues representing in excess of 10.0% of total revenues of BGI and the Subsidiaries on a consolidated basis as of such date.

“Indebtedness”.  As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

(a)        all indebtedness arising from borrowed money and similar monetary obligations, whether direct or indirect;

(b)        all indebtedness of others secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned by such Person or any of its Subsidiaries or acquired by such Person or any of its Subsidiaries subject thereto, whether or not the Indebtedness secured thereby shall have been assumed;

(c)        all indebtedness for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and accrued expenses incurred in the ordinary course of business);

(d)        all Attributable Debt of such Person with respect to sale and leaseback transactions of such Person;

(e)        all guarantees, endorsements and other contingent obligations, in respect of Indebtedness of others, including (i) any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to insure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise, (ii) any obligation of any partnership in which such Person or any of its Subsidiaries is a general partner and (iii) any obligation to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation;

(f)         the obligations of such Person to reimburse the issuer in respect of any letters of credit issued for the account of such Person or whereupon such Person is responsible for payment thereof;

(g)        every obligation of such Person under any Capitalized Lease;

(h)        every obligation of such Person under any Synthetic Lease;

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(i)         every obligation in respect of sales, including securitizations, by such Person, other than the sale or discounting of receivables in the ordinary course of business in connection with the collection thereof, of (i) accounts for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively “receivables”); and

(j)         every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the settlement value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a “Derivative Contract”).

The “amount” or “principal amount” of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rental obligations under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than BGI or any of BGI’s wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any Derivative Contract shall be the net maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (i) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Indemnified Party”.  See Section 14.07.

“Indemnified Taxes”.  (a) Taxes (other than Excluded Taxes), imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee”.  See Section 16.03.

“Intercreditor Agreement”. With respect to any Liens on Collateral that are intended to be equal and ratable with the Liens securing the Revolving Credit Loans (and other Obligations that are secured by Liens on the Collateral ranking equally and ratably with the Liens securing the Revolving Credit Loans), one or more intercreditor agreements, each of which shall be in form and substance reasonably satisfactory to BGI, the Collateral Agent and the Required Lenders.

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“Interest Payment Date”.  (a) As to any Base Rate Loan or Alternative Currency Daily Rate Loan, the last Business Day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan or Alternative Currency Daily Rate Loan and the Loan Maturity Date; (b) as to any Daily SOFR Loan, the last Business Day of the calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Daily SOFR Loan and the Loan Maturity Date and (c) as to any Term SOFR Loan or Alternative Currency Term Rate Loan, the last day of such Interest Period and the Loan Maturity Date.

“Interest Period”.  With respect to each Term SOFR Loan and Alternative Currency Term Rate Loan, the period commencing on the Drawdown Date of such Loan and ending on the last day of the period that is one (1) month thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency); provided, that all of the foregoing provisions relating to Interest Periods are subject to the following:

(A)       if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

(B)        any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

(C)        any Interest Period that would otherwise extend beyond the Loan Maturity Date shall end on the Loan Maturity Date.

“Investments”.  All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person (other than the Person making such expenditure or incurring such liability).  In determining the aggregate amount of Investments outstanding at any particular time, such amount shall be the original cost of such Investment and: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

“ISP”.  With respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

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“Issuer Documents”.  With respect to a Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Issuing Bank and any of the Borrowers (or any of their Subsidiaries) or in favor of the Issuing Bank and relating to such Letter of Credit.

“Issuing Bank”.  Bank of America or any other Lender reasonably acceptable to BGI and the Administrative Agent (subject to the establishment of an agreed upon Letter of Credit sublimit with such Lender, BGI and the Administrative Agent) that agrees to act as an Issuing Bank, in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.  The Issuing Bank may arrange, with the consent of the Borrowers, for one or more Letters of Credit to be issued by any of such Issuing Bank’s Affiliates, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.  Nothing herein shall be deemed to restrict the right of the Issuing Bank to issue letters of credit outside of this Credit Agreement.

“Judgment Currency”.  See Section 16.16.

“Laws”.  Collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender Affiliate”.  (a) With respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, limited liability company, trust or legal entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other entity (whether a corporation, partnership, limited liability company, trust or other legal entity) that is a fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Lenders”.  Bank of America and the other lending institutions listed on Schedule 1 hereto and any other Person (a) who becomes an assignee of any rights and obligations of a Lender pursuant to Article 15 or (b) becomes a Lender pursuant to the provisions of Section 2.03(a).

“Lending Office”.  Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office or offices as a Lender may from time to time notify BGI and the Administrative Agent in writing, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate.  Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

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“Letter of Credit”.  Standby and documentary letters of credit issued hereunder, providing for the payment of cash upon the honoring of a presentation thereunder.  Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Advance”.  With respect to each Lender, such Lender’s funding of its participation in any Letter of Credit Borrowing in accordance with its Commitment Percentage. All Letter of Credit Advances shall be denominated in Dollars.

“Letter of Credit Application”.  An application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank.

“Letter of Credit Borrowing”.  An extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Loan.  All Letter of Credit Borrowings shall be denominated in Dollars.

“Letter of Credit Expiration Date”.  With respect to Letters of Credit, an expiry date no later than the date which is the earlier of (i) one-year after the issuance thereof (provided that such Letter of Credit may contain customary “evergreen” provisions) and (ii) fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Loan Maturity Date.

“Letter of Credit Fee”.  See Section 4.09.

“Letter of Credit Obligations”.  As at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unpaid Reimbursement Obligations, including all Letter of Credit Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.03.  For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Participation”.  See Section 4.01(e).

“Letter of Credit Sublimit”.  An amount equal to $50,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Total Commitments.

“Leverage Ratio”.  See Section 10.02.

“Lien”.  Any mortgage, deed of trust, security interest, pledge, hypothecation, collateral assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

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“Loan(s)”.  The Revolving Credit Loan(s) made by the Lenders to the Borrowers pursuant to Article 2, including the Swing Line Loans advanced by the Swing Line Lender under Section 2.09(b) and, for the avoidance of doubt, the Certain Funds Loans.

“Loan Documents”.  This Credit Agreement, the Notes, the Guaranties, the BGI Guaranty, the Barnes Luxembourg Guaranty, the Barnes Switzerland Guaranty, the Barnes Germany Guaranty, the Security Documents, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 5.13 of this Credit Agreement, the Letter of Credit Applications, and the Letters of Credit.

“Loan Maturity Date”.  February 10, 2026.

“Loan Parties”.  Collectively, (a) the Borrowers and (b) each Guarantor.

“Loan Request”.  See Section 2.06.

“Luxembourg Subsidiaries”.  Barnes Luxembourg and Barnes Group Luxembourg (No. 2) S.à r.l., each a private limited liability company organized under the Laws of the Grand Duchy of Luxembourg, and wholly-owned Subsidiaries of BGI.

“Material Adverse Effect”.  With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

(a)         a material adverse effect on the business, properties, condition (financial or otherwise), assets, operations or income of any of BGI and its Subsidiaries, taken as a whole;

(b)         a material adverse effect on the ability of any of BGI or any other obligor, individually and taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

(c)         any material impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, or any material impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document.

“Maximum Drawing Amount”.  The maximum Dollar Equivalent amount of the aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

“Merion Acquisition”. The acquisition by BGI, directly or through one or more of its direct or indirect Subsidiaries, of all of the issued and outstanding shares of capital stock of the Merion Target.

“Merion Bridge Facility.” A senior secured bridge facility in an amount of up to $700,000,000 incurred by BGI in connection with the Merion Transactions, to the extent all or any portion of the Merion Permanent Financing is not issued, or the proceeds thereof not made available to BGI on or prior to the Amendment No. 3 Closing Date.

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“Merion Permanent Financing.” A senior secured term loan facility and/or senior secured and/or unsecured notes incurred or issued by BGI and/or one or more of its Subsidiaries in connection with the Merion Transactions pursuant to one or more public or private placement transactions generating aggregate proceeds of up to $700,000,000.

“Merion Purchase Agreement”. A Stock Purchase Agreement (together with all exhibits, schedules and annexes thereto) dated as of June 5, 2023, by and among MB Aerospace Group Holdings Limited, the Merion Target and BGI.

“Merion Purchase Agreement Representations”. The representations and warranties made by the Seller (as defined in the Merion Purchase Agreement) and the Merion Target in the Merion Purchase Agreement that are material to the interests of the Lenders (in their capacities as such), but only to the extent that BGI has (or an Affiliate of BGI has) the right (taking into account any applicable cure provisions) to terminate, its (or their) obligations under the Merion Purchase Agreement as a result of the failure of such representations and warranties to be accurate or the right to decline to consummate the Merion Acquisition due to the failure of such representations and warranties (in each case, in accordance with the terms thereof) to be accurate.

“Merion Refinancing”. The repayment or redemption of (i) the Senior Secured Credit Agreements (as defined in the Merion Purchase Agreement), that certain Facility Agreement, by and between MB Aerospace Holdings I Limited and HSBC UK Bank plc, dated as of October 8, 2020, as amended on April 6, 2021, as amended on April 8, 2022 and that certain Facility Agreement, by and between MB Aerospace Holdings I Limited and HSBC UK Bank plc, dated as of April 8, 2022 and (ii) BGI’s 3.97% senior notes due 2024 issued pursuant to that certain Note Purchase Agreement, dated as of October 15, 2014 (as amended by the First Amendment to Note Purchase Agreement, dated as of October 8, 2020, as amended by the Second Amendment to Note Purchase Agreement, dated as of June 5, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Senior Notes”), by and among BGI and each of the Purchasers (as defined therein) party thereto from time to time.

“Merion Specified Representations”. The representations and warranties with respect to the Loan Parties as set forth in Section 7.01(a)(a), Section 7.01(b)(a), Section 7.01(b)(b), Section 7.01(b)(c)(ii), Section 7.01(b)(d) (limited to any agreement or instrument evidencing indebtedness of BGI in a principal or committed amount in excess of $50,000,000 (determined after giving pro forma effect to the Merion Transactions), Section 7.01(c), Section 7.10 (solely with respect to Section 13.01(a), Section 13.01(g) (solely with respect to BGI) and Section 13.01(h) (solely with respect to BGI)), Section 7.11, Section 7.14(b), Section 7.19 (solely with respect to use of proceeds not in violation of the PATRIOT Act, OFAC regulations and the U.S. Foreign Corrupt Practices Act and other applicable anti-terrorism, anti-money laundering and anti-corruption laws), Section 7.21 (subject to the Certain Funds Provision) and Section 7.22.

“Merion Target”. MB Aerospace Holdings Inc.

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“Merion Transactions”. The Merion Acquisition, the entering into Amendment No. 3, the incurrence of the Merion Bridge Facility, the incurrence or issuance of any Merion Permanent Financing, the Merion Refinancing and the payment of fees and expenses incurred in connection with the foregoing.

“Moody’s”.  Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan”.  Any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which BGI or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan”.  A Plan which has two or more contributing sponsors (including a Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Non-Extension Notice Date”.  See Section 4.02.

“Non-U.S. Lender”.  See Section 5.02(c).

“Notes”.  See Section 2.04.

“Note Record”.  A Record with respect to a Note.

“Obligations”.  All indebtedness, obligations, and liabilities of any of BGI, Barnes Germany, Barnes Luxembourg, Barnes Switzerland, and any of their Subsidiaries, as the case may be, including, without limitation, the Barnes Germany Obligations, the Barnes Luxembourg Obligations and the Barnes Switzerland Obligations, to the Administrative Agent and any other Credit Party, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, any Specified Hedge Agreement, any Cash Management Agreement, any Supply Chain Financing Agreement or other instruments at any time evidencing any thereof, including interest and fees that accrue after the commencement by or against any Loan Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall exclude any Excluded Swap Obligations.

“OFAC”.  The Office of Foreign Assets Control of the United States Department of the Treasury.

“Operating Accounts”.  See Section 2.06(b).

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“Optional Subordinated Payment”.  Any repayment, prepayment, redemption, repurchase, cash payment or any other payment that may be made solely at the option of the Borrowers, in connection with the conversion of Subordinated Debt.

“Other Connection Taxes”.  With respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes”.  All present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement or any other Loan Document.

“Overnight Rate”.  For any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the Issuing Bank, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

“Overnight Rate Loans”.  Loans bearing interest calculated by reference to the Overnight Rate. Overnight Rate Loans may be denominated in Dollars, Euro, Sterling, or Swiss Franc. All Swing Line Loans denominated in an Alternative Currency must be Overnight Rate Loans.

“Participant”.  See Section 15.03.

“Participant Register”.  See Section 15.03.

“Participating Member State”.  Any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“PBGC”.  The Pension Benefit Guaranty Corporation.

“Pension Act”.  The Pension Protection Act of 2006.

“Pension Funding Rules”.  The rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

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“Pension Plan”.  Any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by BGI and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Perfection Certificate”. The Perfection Certificate with respect to BGI and the other Loan Parties in such form as is reasonably satisfactory to the Collateral Agent, as the same may be supplemented from time to time to the extent required under the Loan Documents.

“Performance Letter of Credit”.  Any Letter of Credit issued to support contractual obligations for supply, service or construction contracts, including, but not limited to, bid, performance, advance payment, warranty, retention, availability and defects liability obligations.

“Permitted Liens”.  Liens permitted by Section 9.02.

“Person”.  Any individual, corporation, limited liability company partnership, limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

“Platform”.  See Section 8.04.

“Pledged Collateral”. See Collateral Agreement.

“Public Lender”.  See Section 8.04.

“Rate Determination Date”.  Two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent).

“Real Estate”.  All real property at any time owned or leased (as lessee or sublessee) by BGI or any of its Subsidiaries.

“Record”.  The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

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“Relevant Governmental Body”.  (a) With respect to Loans denominated in Dollars, the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, (b) with respect to Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (d) with respect to Loans denominated in Swiss Francs, the Swiss National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, (e) with respect to Loans denominated in Yen, the Bank of Japan, or a committee officially endorsed or convened by the Bank of Japan or, in each case, any successor thereto, and (f) with respect to Loans denominated in any other Agreed Currency, (i) the central bank for the currency in which such Loan is denominated or any central bank or other supervisor which is responsible for supervising either (x) such Successor Rate or (y) the administrator of such Successor Rate or (ii) any working group or committee officially endorsed or convened by (w) the central bank for the currency in which such Successor Rate is denominated, (x) any central bank or other supervisor that is responsible for supervising either (A) such Successor Rate or (B) the administrator of such Successor Rate, (y) a group of those central banks or other supervisors or (z) the Financial Stability Board or any part thereof.

“Register”.  See Section 15.03.

“Reimbursement Obligation”.  BGI’s, Barnes Germany’s, Barnes Luxembourg’s and/or Barnes Switzerland’s obligation, as applicable, to reimburse the Administrative Agent and the Lenders on account of any drawing under any Letter of Credit as provided in Section 4.02.

“Related Parties”.  With respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Relevant Rate”.  With respect to (i) any Credit Extension denominated in (a) Dollars, Term SOFR or Daily SOFR, (b) Sterling, SONIA, (c) Swiss Francs, SARON, (d) Euros, EURIBOR, and (e) Japanese Yen, TIBOR, as applicable, and (ii) any Foreign Swing Line Loan denominated in Euros, €STR.

“Reportable Event”.  Any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Required Lenders”.  At any time, Lenders having unused Commitments and Revolving Credit Exposure representing more than 50% of the aggregate unused Commitments and Revolving Credit Exposure of all Lenders.  The unused Commitments and Revolving Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Rescindable Amount”.  See Section 2.08(b)(iii).

“Resolution Authority”.  An EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer”.  The president, chief executive officer, chief financial officer, vice president-controller, vice president tax & treasury, vice president-treasurer, treasurer or assistant treasurer of a Loan Party and, solely for purposes of notices given pursuant to Article 2, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

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“Restricted Payment”.  In relation to the Borrowers and their Subsidiaries, any (a) Distribution, (b) payment or prepayment by the Borrowers or their Subsidiaries to any of the Borrowers’ or any Subsidiary’s shareholders (or other equity holders), in each case, other than to the Borrowers, or to any Affiliate of any of the Borrowers or any Subsidiary of any Affiliate of any of the Borrowers or such Subsidiary’s shareholders (or other equity holders), or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating any of the Borrowers or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of any of the Borrowers or such Subsidiary.

“Revaluation Date”.  With respect to any Loan, each of the following: (i) each Drawdown Date of an Alternative Currency Loan, (ii) each date of a continuation of an Alternative Currency Loan pursuant to Section 2.07, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require.  With respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the Issuing Bank under any Letter of Credit denominated in an Alternative Currency, and (iii) such additional dates as the Administrative Agent or the Issuing Bank shall determine or the Required Lenders shall require.

“Revolving Credit Exposure”.  As to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Letter of Credit Obligations and Swing Line Loans at such time.

“Revolving Credit Loans”.  Revolving credit loans (including, without limitation, the BGI Loans, the Barnes Germany Loans, the Barnes Luxembourg Loans and the Barnes Switzerland Loans) made or to be made by the Lenders to BGI, Barnes Germany, Barnes Luxembourg and Barnes Switzerland pursuant to Article 2.

“S&P”.  Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Sale Leaseback Transaction”.  Any arrangement, directly or indirectly, whereby BGI or any U.S. Domestic Subsidiary of BGI sells or transfers any property owned by it in order then or thereafter to lease such property or lease other property that BGI or such U.S. Domestic Subsidiary of BGI intends to use for substantially the same purpose as the property being sold or transferred.

“Same Day Funds”.  With respect to disbursements and payments (a) in Dollars, immediately available funds, and (b) in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

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“Sanction(s)”.  all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States Government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury (“HMT”) of the United Kingdom or other relevant sanctions authority.

“SARON”.  With respect to any applicable determination date, the Swiss Average Rate Overnight published two (2) Business Days prior to such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SARON means such rate that applied on the first Business Day immediately prior thereto.

“SARON Adjustment”.  With respect to SARON, 0.0031% per annum.

“Scheduled Unavailability Date”.  See Section 5.04(b).

“Security Documents” shall mean the Collateral Agreement, each Notice of Grant of Security Interest in Intellectual Property (as defined in the Collateral Agreement) and each other security agreement, pledge agreement or other instruments or documents executed and delivered pursuant to the foregoing or entered into or delivered on or after the Amendment No. 3 Closing Date to the extent required by this Agreement or any other Loan Document, including pursuant to Section 8.14.

“Significant Subsidiary”.  Each Subsidiary of BGI which in the most recent fiscal year of the Borrowers accounted for more than ten percent (10%) of the Consolidated Total Assets for each of the most recent three fiscal years of the Borrowers; provided, however, that with respect to Subsidiaries created or acquired after the date hereof, if thereafter such entity, in a fiscal year, accounts for more than ten percent (10%) of the Consolidated Total Assets in such fiscal year, it shall be deemed to be a Significant Subsidiary for such fiscal year.

“SOFR”.  With respect to any applicable determination date, the Secured Overnight Financing Rate published on such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto.

“SOFR Adjustment”.  (i) With respect to Term SOFR for an Interest Period of one-month’s duration, 0.10% (10.0 bps), and (ii) with respect to Daily SOFR, 0.10% (10.0 bps).

“SOFR Administrator”.  The Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.

“SOFR Loan”.  A Daily SOFR Loan or a Term SOFR Loan, as applicable.

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“Solvent” or “Solvency”. With respect to any Person as of a particular date, that on such date (a) the sum of the debt and liabilities (subordinated, contingent or otherwise) of such Person and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of such Person and its Subsidiaries, on a consolidated basis, (b) the capital of such Person and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to such Person’s business as conducted or contemplated to be conducted on such date, (c) the present fair salable value of the assets of such Person and its Subsidiaries, on a consolidated basis and as a going concern (as applicable), is greater than the total amount that will be required to pay the probable liabilities of such Person and its Subsidiaries, on a consolidated basis (as applicable), as they become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise). The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SONIA”.  With respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published two (2) Business Days prior to such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment”.  With respect to SONIA, 0.1193% per annum.

“Special Notice Currency”.  At any time, each of (i) Swiss Francs, (ii) Sterling, and (iii) each Alternative Currency that is not the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Specified Hedge Agreement”.  Any Hedge Agreement entered into between any Borrower or any Subsidiary of a Borrower and a counterparty that is a Lender or Lender Affiliate at the time such Hedge Agreement is entered into (each such counterparty, a “Specified Hedge Provider”).

“Specified Hedge Provider”.  See the definition of “Specified Hedge Agreement”.

“Sterling and £”.  The lawful currency of the United Kingdom.

“Subordinated Debt”.  Indebtedness of BGI or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a written instrument containing subordination provisions in form and substance approved by the Administrative Agent after consultation with the Required Lenders.

“Subsidiary”.  Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

“Successor Rate”.  See Section 5.04(b).

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“Supply Chain Financing Agreement”.  Any agreement entered into between any Borrower or any Subsidiary of a Borrower, on the one hand, and any Supply Chain Financing Provider, on the other hand, to provide supply chain financing services to any Borrower or any Subsidiary of a Borrower.

“Supply Chain Financing Provider”.  Collectively, (a) each Lender and (b) each Lender Affiliate that, in each case with respect to the foregoing clauses (a) and (b), provides supply chain financing services to any Borrower or any Subsidiary of a Borrower pursuant to a Supply Chain Financing Agreement.

“Swap Obligations”.  With respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swing Line Borrowing”.  Any Domestic Swing Line Borrowing and any Foreign Swing Line Borrowing, as the context requires.

“Swing Line Lender”.  Bank of America in its capacity as lender of Swing Line Loans hereunder.

“Swing Line Loan(s)”.  See Section 2.09.

“Swing Line Loan Request”.  A request for a Swing Line Borrowing pursuant to Section 2.09(b), which, if in writing, shall be substantially in the form of Exhibit B-2 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent).

“Swiss Franc or SwF”.  The lawful currency of Switzerland.

“Syndication Agents”.  As defined in the preamble hereto.

“Synthetic Lease”.  Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

“TARGET2”.  The Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day”.  Any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes”.  All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term SOFR”.

(a)         For any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b)         for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;

provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Credit Agreement.

“Term SOFR Loan”.  A Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“Term SOFR Screen Rate”.  The forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Total Commitment”.  The sum of the Commitments of the Lenders, as in effect from time to time, which amount, as of the Closing Date shall not exceed $1,000,000,000, which amount may be increased or decreased from time to time in accordance with this Credit Agreement.

“Type”.  As to any Loan, its nature as a Base Rate Loan, an Overnight Rate Loan, a Daily SOFR Loan, a Term SOFR Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

“UK Financial Institution”.  Any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”.  The Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Uniform Commercial Code”. The Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

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“Unpaid Reimbursement Obligation”.  Any Reimbursement Obligation for which the applicable Borrower does not reimburse the Administrative Agent and the Lenders on the date specified in, and in accordance with, Section 4.02.

“U.S. Borrower”.  Any Borrower that is a U.S. Person.

“U.S. Domestic Subsidiary”.  With respect to any Person, any Subsidiary of such Person that is incorporated, formed or organized under the laws of the United States, any State thereof or the District of Columbia.

“U.S. Government Securities Business Day”.  Any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

“U.S. Person”.  Any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Voting Stock”.  Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

“Write-Down and Conversion Powers”.   (a) With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02.   Rules of Interpretation.

(a)        A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

(b)        The singular includes the plural and the plural includes the singular.

(c)        A reference to any law includes any amendment or modification to such law.

(d)        A reference to any Person includes its permitted successors and permitted assigns.

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(e)        The words “include”, “includes” and “including” are not limiting.

(f)        All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term “instrument” being that defined under Article 9 of the Uniform Commercial Code.

(g)        Reference to a particular “Section ” refers to that section of this Credit Agreement unless otherwise indicated.

(h)        The words “herein”, “hereof”, “hereunder” and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

(i)         Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”

(j)         This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters.  All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

(k)        This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties.  Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

(l)         Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.03.   Accounting Terms.  (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the BGI and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

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(b) Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either BGI or the Required Lenders shall so request, the Administrative Agent, the Lenders and BGI shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) BGI shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Credit Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change to lease accounting rules from those in effect on the Closing Date pursuant to Accounting Standards Codification 840 and other lease accounting guidance as in effect on the Closing Date unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

Section 1.04.   Letter of Credit Amounts.

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 1.05.   Exchange Rates; Currency Equivalents.

(a)        The Administrative Agent or the Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Credit Extensions, L/C Obligations, and the outstanding principal amount of Loans denominated in Alternative Currencies.  Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable.

(b)        Wherever in this Credit Agreement in connection with a Loan, conversion, continuation or prepayment of an Alternative Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Credit Extension, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount, as determined by the Administrative Agent or the Issuing Bank, as the case may be.

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(c)        The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes.

Section 1.06.   Additional Alternative Currencies.

(a)        A Borrower may from time to time request that Alternative Currency Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is an Eligible Currency.  In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the Issuing Bank.

(b)        Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Drawdown Date (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Issuing Bank, in its or their sole discretion).  In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the Issuing Bank thereof.  Each Lender (in the case of any such request pertaining to Alternative Currency Loans) or the Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

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(c)        Any failure by a Lender or the Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the Issuing Bank, as the case may be, to permit Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency.  If the Administrative Agent and all the Lenders consent to making Alternative Currency Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify BGI and (i) the Administrative Agent and such Lenders may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any borrowings of Alternative Currency Loans.  If the Administrative Agent and the Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify BGI and (iii) the Administrative Agent and the Issuing Bank may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (iv) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency, for purposes of any Letter of Credit issuances.  If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify BGI.

Section 1.07.   Change of Currency.

(a)        Each obligation of any Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption.  If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Credit Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Loan made in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

(b)        Each provision of this Credit Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)        Each provision of this Credit Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent, in consultation with the Borrowers, may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

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ARTICLE 2
The Revolving Credit Facility

Section 2.01. Commitment to Lend.  Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, and BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Loan Maturity Date upon notice by BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, to the Administrative Agent given in accordance with Section 2.06, such sums, in Dollars or in one or more Alternative Currencies, as are requested by such Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender’s Commitment minus such Lender’s Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations and outstanding Swing Line Loans, provided that (i) the sum of the outstanding amount of the Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Commitment at such time and (ii) the outstanding principal amount of the Certain Funds Loans (after giving effect to all amounts requested) shall not exceed the Certain Funds Sublimit; and provided, further, that (in the case of any such requested Loan denominated in Alternative Currencies) the outstanding principal amount of the Loans denominated in Alternative Currencies (after giving effect to all amounts requested) shall not exceed the Alternative Currency Sublimit.  The Loans shall be made pro rata in accordance with each Lender’s Commitment Percentage.  Each request for a Loan hereunder shall constitute a representation and warranty by BGI, Barnes Germany, Barnes Luxembourg or Barnes Switzerland, as the case may be, that the conditions set forth in Article 11 and Article 12, in the case of the initial Loans to be made on the Closing Date, and Article 12, in the case of all other Loans, have been satisfied on the date of such request.  Each Base Rate Loan and each SOFR Loan shall be denominated in Dollars.  Each Alternative Currency Daily Rate Loan and Alternative Currency Term Rate Loan shall be denominated in an Alternative Currency.

Section 2.02.   Facility Fee.  BGI agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with the Lenders’ respective Commitment Percentages a facility fee (the “Facility Fee”) in Dollars calculated at the rate per annum related to the then current Applicable Margin, as set forth in the definition “Applicable Margin” in Section 1.01 hereof, on the Total Commitment in effect from time to time from the Closing Date to the Loan Maturity Date, subject to Section 5.14.  The Facility Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Loan Maturity Date or any earlier date on which the Commitments shall terminate.

Section 2.03.   Reduction of Total Commitment.  BGI shall have the right at any time and from time to time upon three (3) Business Days prior written notice to the Administrative Agent to reduce by $5,000,000 or a whole multiple of $1,000,000 in excess thereof or to terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated.  Promptly after receiving any notice of BGI delivered pursuant to this Section 2.03, the Administrative Agent will notify the Lenders of the substance thereof.  The amount of any such Total Commitment reduction shall not be applied to the Alternative Currency Sublimit or the Letter of Credit Sublimit, unless the Total Commitment is reduced to a level below the Alternative Currency Sublimit or the Letter of Credit Sublimit, as applicable, unless otherwise specified by BGI.  Upon the effective date of any such reduction or termination, BGI shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Facility Fee then accrued on the amount of the reduction.  No reduction or termination of the Commitments may be reinstated.

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(a)        Increase of Total Commitment.  Unless a Default or Event of Default has occurred and is continuing, BGI may request, with prior written notice to the Administrative Agent, and subject to the approval of the Administrative Agent if with respect to a new lender, that the Total Commitment be increased, provided that the Total Commitment shall not, except with the consent of the Required Lenders, in any event exceed $1,250,000,000 hereunder, and provided, further, that (i) any Lender which is a party to this Revolving Credit Agreement prior to such increase shall have the first option to increase its Commitment hereunder, but no Lender shall have any obligation to do so, (ii) in the event that it becomes necessary to include a new Lender to provide additional funding under this Section 2.03(a), such new Lender must be reasonably acceptable to the Administrative Agent and BGI, (iii) the Lenders’ Commitment Percentages shall be correspondingly adjusted, as necessary, to reflect any increase in the Total Commitment and Schedule 1 shall be amended to reflect such adjustments and (iv) BGI may make a maximum of two such requests.  Each increase in the Total Commitment shall be in a minimum aggregate amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof.

Section 2.04.   Evidence of Debt.

(a)        The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, made through the Administrative Agent, BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

(b)        In addition to the accounts and records referred to in subsection (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.05.   Interest on Loans.  Except as otherwise provided in Section 5.10,

(a)        Each Loan which is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

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(b)        Each Loan which is a Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Relevant Rate as in effect from time to time plus the Applicable Margin with respect to Daily SOFR Loans as in effect from time to time.

(c)        Each Loan which is a Term SOFR Loan or Alternative Currency Term Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Relevant Rate determined for such Interest Period plus the Applicable Margin with respect to such Loan as in effect from time to time.

(d)        Each Loan which is an Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Relevant Rate as in effect from time to time plus the Applicable Margin with respect to such Loan as in effect from time to time.

(e)        Each Loan which is an Overnight Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Overnight Rate as in effect from time to time plus the Applicable Margin with respect to Overnight Rate Loans as in effect from time to time.

(f)        With respect to any Alternative Currency Daily Rate, Alternative Currency Term Rate or SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time (in consultation with BGI) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective.

BGI promises to pay or, solely in the case of the Barnes Germany Loans, Barnes Germany promises to pay or, solely in the case of the Barnes Luxembourg Loans, Barnes Luxembourg promises to pay or, solely in the case of the Barnes Switzerland Loans, Barnes Switzerland promises to pay, interest on the Loans, as applicable, on each Interest Payment Date with respect thereto.

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Section 2.06.   Requests for Loans.

(a)        General.  BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, shall give to the Administrative Agent written notice in the form of Exhibit B-1 hereto (or such other form as may be approved by the Administrative Agent, including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent or telephonic notice confirmed in a writing in the form of Exhibit B-1 hereto or such other form approved by the Administrative Agent) of each Loan requested hereunder (a “Loan Request”) no later than (a) 11:00 a.m. (Eastern time) on the proposed Drawdown Date of any Base Rate Loan, (b) 11:00 a.m. (Eastern time) three (3) Business Days prior to the proposed Drawdown Date of any SOFR Loan, (c) 11:00 a.m. (Eastern time) four (4) Business Days (or five (5) Business Days in the case of Special Notice Currency) prior to the proposed Drawdown Date of any Alternative Currency Loan.  Each such notice shall specify (i) the principal amount of the Loan requested, (ii) the proposed Drawdown Date of such Loan, (iii) the Interest Period for such Loan (if applicable), (iv) the Type of such Loan, (v) the currency of such Loan to be borrowed and (vi) whether such Loan is a Certain Funds Loan.  If such Borrower fails to specify a currency in a Loan Request, then the Loan so requested shall be made in Dollars.  Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof.  Each Loan Request shall be irrevocable and binding on BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, and shall obligate such Borrower to accept the Loan requested from the Lenders on the proposed Drawdown Date; provided that any Loan Request for a Certain Funds Loan delivered pursuant to this Section 2.06(a) may be conditioned on the effectiveness of the Merion Acquisition.  Each Loan Request shall be in a minimum aggregate amount of $500,000 or a whole multiple of $100,000 in excess thereof, and after giving effect to all Loans, all conversions of Loans from one Type to another as provided in Section 2.07(a), and all continuations of Loans as the same Type as provided in Section 2.07(b), there shall not be more than ten (10) Interest Periods in effect with respect to the Loans.

Section 2.07.   Conversion Options.

(a)        Conversion to Different Type of Loan.  The applicable Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type, provided that (a) with respect to any such conversion of a SOFR Loan to a Base Rate Loan, a Base Rate Loan to a SOFR Loan, a Term SOFR Loan to a Daily SOFR Loan, or a Daily SOFR Loan to a Term SOFR Loan, the applicable Borrower shall give the Administrative Agent written notice (including notice given via an electronic platform or electronic transmission system approved by the Administrative Agent) no later than 11:00 a.m. (Eastern time) at least three (3) Business Days prior to such election; (b) [reserved]; (c) with respect to any such conversion of an Alternative Currency Loan, the applicable Borrower shall give the Administrative Agent written notice (including notice given via an electronic platform or electronic transmission system approved by the Administrative Agent) no later than 11:00 a.m. (Eastern time) at least four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to such election; (d) with respect to any such conversion of a Term SOFR Loan or an Alternative Currency Term Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (e) no Loan may be converted into a SOFR Loan, Alternative Currency Daily Rate Loan, or an Alternative Currency Term Rate Loan when any Default or Event of Default has occurred and is continuing.  On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Lending Office, as the case may be.  All or any part of outstanding Loans of any Type may be converted into a Loan of another Type as provided herein, provided, that any partial conversion shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Conversion Request relating to the conversion of a Loan (other than a conversion to a Base Rate Loan) shall be irrevocable by the Borrowers.  No Loan may be converted into a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

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(b)        Continuation of Type of Loan.  Any Term SOFR Loan or Alternative Currency Term Rate Loan may be continued as a Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the applicable Borrower with the notice provisions contained in Section 2.07(a); provided that no Loan other than a Base Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers’ account have actual knowledge.  In the event that the applicable Borrower fails to provide any such notice with respect to the continuation of any Loan as such, then (i) in the case of a Term SOFR Loan, such Term SOFR Loan shall be automatically converted to a Base Rate Loan on the last day of the current Interest Period relating thereto and (ii) in the case of an Alternative Currency Term Rate Loan, such Alternative Currency Term Rate Loan shall be continued as an Alternative Currency Term Rate Loan in its original currency with an Interest Period of one (1) month.  The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.07 is scheduled to occur.  No Loan may be continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

(c)        Term SOFR and Alternative Currency Term Rate Loans.  Any conversion to or from Term SOFR and Alternative Currency Term Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Term SOFR and Alternative Currency Term Rate Loans having the same Interest Period shall not be less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

Section 2.08.   Funds for Loan.

(a)        Funding Procedures.  Not later than 2:00 p.m. (Eastern time) on the proposed Drawdown Date of any Loans denominated in Dollars and not later than the Applicable Time specified by the Administrative Agent in the case of any Loans in an Alternative Currency, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent’s Office, in Same Day Funds, the amount of such Lender’s Commitment Percentage of the amount of the requested Loans for the applicable currency.  Upon receipt from each Lender of such amount, and upon receipt of the documents required by Articles 11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, the aggregate amount of such Loans made available to the Administrative Agent by the Lenders.  The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender’s Commitment Percentage of any requested Loans.

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(b)        Advances by Administrative Agent.  (i) The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date or the Applicable Time, as the case may be, assume that such Lender has made available to the Administrative Agent on such Drawdown Date or Applicable Time, as the case may be, the amount of such Lender’s Commitment Percentage of the Loans to be made on such Drawdown Date or Applicable Time, as the case may be, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, a corresponding amount.  If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date or Applicable Time, as the case may be, such Lender shall pay to the Administrative Agent its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is paid by such Lender, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing.  If the amount of such Lender’s Commitment Percentage of such Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date or Applicable Time, as the case may be, the Administrative Agent shall be entitled to recover such amount from the applicable Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date or Applicable Time, as the case may be.  The obligations of any Lender under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

(ii)        The Administrative Agent may, unless notified to the contrary by BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder, as applicable, that the applicable Borrower will not make such payment, assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due.  In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing.

(iii)       With respect to any payment that the Administrative Agent makes for the account of the Lenders or the Issuing Bank hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the Issuing Bank, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate per annum equal to the applicable Overnight Rate.

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(iv)       A statement of the Administrative Agent submitted to a Lender with respect to any amounts owing under clause (a), (b) or (c) above shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender.

Section 2.09.   Swing Line Loans.

(a)        The Swing Line.

(i)          Domestic Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.09, may, in its sole discretion, make loans in Dollars (each such loan, a “Domestic Swing Line Loan”) to BGI from time to time on any Business Day in an aggregate amount not to exceed at any time outstanding the amount of the Domestic Swing Line Sublimit, notwithstanding the fact that such Domestic Swing Line Loans, when aggregated with the Commitment Percentage of the outstanding amount of Loans, Foreign Swing Line Loans and Letter of Credit Obligations of the Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Domestic Swing Line Loan, (i) the total amount of Loans plus the Maximum Drawing Amount and any Unpaid Reimbursement Obligations outstanding shall not exceed the Total Commitments, and (ii) the aggregate outstanding amount of the Loans of any Lender (other than the Swing Line Lender), plus such Lender’s Commitment Percentage of the outstanding amount of all Letter of Credit Obligations, plus such Lender’s Commitment Percentage of the outstanding amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Domestic Swing Line Loan to refinance any outstanding Swing Line Loan.

(ii)         Foreign Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.09, may, in its sole discretion, make loans in Dollars, Euro, Sterling, and Swiss Franc (each such loan, a “Foreign Swing Line Loan” and collectively with the Domestic Swing Line Loans, “Swing Line Loans”) to Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland from time to time on any Business Day in an aggregate amount not to exceed at any time outstanding the amount of the Foreign Swing Line Sublimit, notwithstanding the fact that such Foreign Swing Line Loans, when aggregated with the Commitment Percentage of the outstanding amount of Loans, Domestic Swing Line Loans and Letter of Credit Obligations of the Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Foreign Swing Line Loan, (i) the total amount of Loans plus the Maximum Drawing Amount and any Unpaid Reimbursement Obligations outstanding shall not exceed the Total Commitments, and (ii) the aggregate outstanding amount of the Loans of any Lender (other than the Swing Line Lender), plus such Lender’s Commitment Percentage of the outstanding amount of all Letter of Credit Obligations, plus such Lender’s Commitment Percentage of the outstanding amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Foreign Swing Line Loan to refinance any outstanding Swing Line Loan.

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(iii)        Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.09, prepay under Section 3.03, and reborrow under this Section 2.09.  Each Domestic Swing Line Loan borrowed by BGI shall be a Base Rate Loan.  Each Foreign Swing Line Loan borrowed by Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland shall be an Overnight Rate Loan or an €STR Loan.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Commitment Percentage times the amount of such Swing Line Loan.

(b)        Borrowing Procedures.  Each Swing Line Borrowing shall be made upon BGI’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (Eastern time) on the proposed Drawdown Date, or in the case of a Foreign Swing Line Loan, (x) not later than 11:00 a.m. (London time) on the proposed Drawdown Date for any Foreign Swing Line Borrowing requested in Euros or Sterling and (y) not later than 3:00 p.m. (London time) one (1) Business Day prior to the proposed Drawdown Date for any Foreign Swing Line Borrowing requested in Swiss Francs or Dollars, and in the case of all Swing Line Borrowings, each such notice shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Request, appropriately completed and signed by a Responsible Officer of BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Request, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Request and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing)  of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of either Section 2.09(a)(i) or (ii), as applicable, or (B) that one or more of the applicable conditions specified in Article 11 or Article 12 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Request, make the amount of its Swing Line Loan available to the applicable Borrower at its office by crediting the account of such Borrower on the books of the Swing Line Lender in immediately available funds.

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(c)        Refinancing of Swing Line Loans.

(i)         The Swing Line Lender at any time in its sole discretion may request, on behalf of each Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Loan, €STR Loan or Overnight Rate Loan, as applicable, in an amount equal to such Lender’s Commitment Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Loan Request for purposes hereof) and in accordance with the requirements of Section 2.06, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, €STR Loans or Overnight Rate Loans, but subject to the unutilized portion of the Total Commitments and the conditions set forth in Article 12.  The Swing Line Lender shall furnish BGI with a copy of the applicable Loan Request promptly after delivering such notice to the Administrative Agent.  Each Lender shall make an amount equal to its Commitment Percentage of the amount specified in such Loan Request available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Request, whereupon, subject to Section 2.09(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan, €STR Loan or Overnight Rate Loan, as applicable, to the applicable Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)         If for any reason any Swing Line Loan cannot be refinanced by such a borrowing in accordance with Section 2.09(c)(i), the request for Base Rate Loans, €STR Loans or Overnight Rate Loans, as the case may be, submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.09(c) shall be deemed payment in respect of such participation.

(iii)        If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.09 by the time specified in Section 2.09(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

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(iv)        Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.09(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.09(c) is subject to the conditions set forth in Article 12.  No such funding of risk participations shall relieve or otherwise impair the obligation of each Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)        Repayment of Participations.

(i)          At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Commitment Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii)         If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 16.1 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

(e)         Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans.  Until each Lender funds its Base Rate Loan, €STR Loan, Overnight Rate Loan or risk participation pursuant to this Section 2.09 to refinance such Lender’s Commitment Percentage of any Swing Line Loan, interest in respect of such Commitment Percentage shall be solely for the account of the Swing Line Lender.

(f)         Payments Directly to Swing Line Lender.  The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

ARTICLE 3
Repayment of the Loans

Section 3.01.   Maturity.  BGI promises to pay and, solely in the case of the Barnes Germany Loans, Barnes Germany promises to pay and, solely in the case of the Barnes Luxembourg Loans, Barnes Luxembourg promises to pay and, solely in the case of the Barnes Switzerland Loans, Barnes Switzerland promises to pay, on the Loan Maturity Date, and there shall become absolutely due and payable on the Loan Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon; provided that BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Loan Maturity Date.

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Section 3.02.   Mandatory Repayments of Loans.  If at any time (a) the sum of the outstanding amount of the Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Commitment at such time or (b) the sum of the outstanding amount of all Loans denominated in Alternative Currencies exceeds the Alternative Currency Sublimit at such time, then BGI shall immediately pay or (solely in the case of the Barnes Germany Loans) shall cause Barnes Germany to pay or (solely in the case of the Barnes Luxembourg Loans) shall cause Barnes Luxembourg to pay or (solely in the case of the Barnes Switzerland Loans) shall cause Barnes Switzerland to pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Loans; and third, to Cash Collateralize the Reimbursement Obligations.  Subject to Section 5.14, each payment of any Unpaid Reimbursement Obligations or prepayment of Loans shall be applied to the Unpaid Reimbursement Obligations or the Loans of the Lenders in accordance with their respective Commitment Percentages.  For the avoidance of doubt, (i) any payments by Barnes Germany shall be applied solely to the Barnes Germany Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of Barnes Germany, (ii) any payments by Barnes Luxembourg shall be applied solely to the Barnes Luxembourg Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of Barnes Luxembourg, and (iii) any payments by Barnes Switzerland shall be applied solely to the Barnes Switzerland Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of Barnes Switzerland.

Section 3.03.   Optional Repayments of Loans.  BGI shall have the right, at its election, to repay the outstanding amount of the Loans, as a whole or in part, Barnes Germany shall have the right, at its election, to repay the outstanding amount of the Barnes Germany Loans, as a whole or in part, Barnes Luxembourg shall have the right, at its election, to repay the outstanding amount of the Barnes Luxembourg Loans, as a whole or in part, and Barnes Switzerland shall have the right, at its election, to repay the outstanding amount of the Barnes Switzerland Loans, as a whole or in part, in each case at any time without penalty or premium, provided that, subject to compliance with Section 5.09, any full or partial prepayment of the outstanding amount of any Term SOFR or Alternative Currency Term Rate Loans pursuant to this Section 3.03 may be made on a day other than the last day of the Interest Period relating thereto.  The applicable Borrower shall give the Administrative Agent, no later than 11:00 a.m. (Eastern time) (i) at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this Section 3.3 of Base Rate Loans, (ii) at least three (3) Business Days’ notice of any proposed prepayment pursuant to this Section 3.03 of SOFR Loans, and (iii) at least four (4) Business Days (or five (5), in the case of prepayment of Loans denominated in Special Notice Currencies) written notice of any proposed prepayment pursuant to this  Section 3.03 of Alternative Currency Loans, in each case specifying the proposed date of prepayment of Loans and the principal amount to be prepaid.  Each such partial prepayment of the Loans shall be in an integral multiple of $1,000,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Borrower, first to the principal of Base Rate Loans and then to the principal of SOFR Loans and Alternative Currency Loans.  Subject to Section 5.14, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Commitment Percentages.

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ARTICLE 4
Letters of Credit

Section 4.01.   Letter of Credit Commitments.

(a)        Subject to the terms and conditions hereof and the execution and delivery by the applicable Borrower of a letter of credit application on the Administrative Agent’s customary form (a “Letter of Credit Application”), the Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in this Section 4.01 and upon the representations and warranties of the applicable Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the applicable Borrower one or more standby or documentary letters of credit denominated in an Agreed Currency (individually, a “Letter of Credit”), in such form as may be requested from time to time by the applicable Borrower and agreed to by the Issuing Bank and the Administrative Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed the Letter of Credit Sublimit at any one time and (b) the sum of (I) the Maximum Drawing Amount on all Letters of Credit, (II) all Unpaid Reimbursement Obligations, and (III) the amount of all Loans outstanding shall not exceed the Total Commitment at such time.

(b)        The Issuing Bank shall not issue any Letter of Credit, if:

(i)          Subject to Section 4.01(c), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension; or

(ii)         the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date.

(c)        The Issuing Bank shall not be under any obligation to issue any Letter of Credit if:

(i)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the date hereof and which the Issuing Bank in good faith deems material to it;

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(ii)         the issuance of such Letter of Credit would violate (A) any Laws or (B) one or more policies of the Issuing Bank, provided that such policies have been disclosed to the Borrowers prior to the request for the issuance of such Letter of Credit;

(iii)        except as otherwise agreed by the Administrative Agent and the Issuing Bank, such Letter of Credit is in an initial face amount less than $100,000;

(iv)        except as otherwise agreed by the Administrative Agent and the Issuing Bank, such Letter of Credit is to be denominated in a currency other than an Agreed Currency;

(v)         the Issuing Bank does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;

(vi)        such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(vii)       any Lender is at that time a Defaulting Lender, unless the Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Bank (in its sole discretion) with the applicable Borrower or such Lender to eliminate the Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 5.14(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Obligations as to which the Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion.

Section 4.02.  Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(a)        Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the applicable Borrower.  Such Letter of Credit Application must be received by the Issuing Bank and the Administrative Agent not later than 11:00 a.m. (Eastern time) at least two Business Days (or such later date and time as the Administrative Agent and the Issuing Bank may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (ii) the amount and currency thereof and in the absence of specification of currency shall be deemed a request for a Letter of Credit denominated in Dollars; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Issuing Bank (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Business Day); (y) the nature of the proposed amendment; and (z) such other matters as the Issuing Bank may require.  Additionally, the applicable Borrower shall furnish to the Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Issuing Bank or the Administrative Agent may require.

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(b)        Promptly after receipt of any Letter of Credit Application at the address set forth in Section 16.06 for receiving Letter of Credit Applications and related correspondence, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, the Issuing Bank will provide the Administrative Agent with a copy thereof.  Unless the Issuing Bank has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions in Article 12 shall not then be satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Bank’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Commitment Percentage times the amount of such Letter of Credit.

(c)        Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Issuing Bank will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(d)        If any Borrower so requests in any applicable Letter of Credit Application, the Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the Issuing Bank, no Borrower shall be required to make a specific request to the Issuing Bank for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Issuing Bank shall not permit any such extension if (A) the Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (b) or (c) of Section 4.01 or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the applicable Borrower that one or more of the applicable conditions specified in Article 12 is not then satisfied, and in each such case directing the Issuing Bank not to permit such extension.

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(e)         The Administrative Agent will notify the Lenders, on a quarterly basis, of all Letters of Credit outstanding.

Section 4.03.   Drawings and Reimbursements; Funding of Participations.

(a)         Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the applicable Borrower and the Administrative Agent thereof.  In the case of a Letter of Credit denominated in an Alternative Currency, the applicable Borrower shall reimburse the Issuing Bank in such Alternative Currency, unless (i) the Issuing Bank (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (ii) in the absence of any such requirement for reimbursement in Dollars, the applicable Borrower shall have notified the Issuing Bank promptly following receipt of the notice of drawing that the applicable Borrower will reimburse the Issuing Bank in Dollars.  In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Issuing Bank shall notify the applicable Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof.  Not later than 11:00 a.m. on the date of any payment by the Issuing Bank under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the Issuing Bank under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the applicable Borrower shall reimburse the Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency.  In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 4.03(a) and (B) the Dollar amount paid by the applicable Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the applicable Borrower agrees, as a separate and independent obligation, to indemnify the Issuing Bank for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing.  If the applicable Borrower fails to so reimburse the Issuing Bank by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the Unpaid Reimbursement Obligation (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency), and the amount of such Lender’s Commitment Percentage thereof.  In such event, the applicable Borrower shall be deemed to have requested a Revolving Credit Loan which is a Base Rate Loan to be disbursed on the Honor Date in an amount equal to the Unpaid Reimbursement Obligation, without regard to the minimum and multiples specified in Section 2.06 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Total Commitment and the conditions set forth in Article 12 (other than the delivery of a Loan Request).  Any notice given by the Issuing Bank or the Administrative Agent pursuant to this Section 4.03(a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

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(b)        Each Lender shall upon any notice pursuant to Section 4.03(a) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) to the Administrative Agent for the account of the Issuing Bank, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Commitment Percentage of the Unpaid Reimbursement Obligation not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 4.03(c), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan which is a Base Rate Loan to the applicable Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Issuing Bank in Dollars.

(c)        With respect to any Unpaid Reimbursement Obligation that is not fully refinanced by a Revolving Credit Loan which is a Base Rate Loan because the conditions set forth in Article 12 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the Issuing Bank a Letter of Credit Borrowing in the amount of the Unpaid Reimbursement Obligation that is not so refinanced, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate set forth for Base Rate Loans in Section 6.11.  In such event, each Lender’s payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 4.03(b) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Letter of Credit Advance from such Lender in satisfaction of its participation obligation under this Section 4.03.

(d)        Until each Lender funds its Revolving Credit Loan which is a Base Rate Loan or Letter of Credit Advance pursuant to this Section 4.03 to reimburse the Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Commitment Percentage of such amount shall be solely for the account of the Issuing Bank.

(e)         Each Lender’s obligation to make a Revolving Credit Loan which is a Base Rate Loan or Letter of Credit Advances to reimburse the Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 4.03, shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Bank, the applicable Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make a Revolving Credit Loan which is a Base Rate Loan pursuant to this Section 4.03 is subject to the conditions set forth in Article 12 (other than delivery by the applicable Borrower of a Loan Request).  No such making of a Letter of Credit Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.

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(f)         If any Lender fails to make available to the Administrative Agent for the account of the Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 4.03 by the time specified in Section 4.03(b), the Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Issuing Bank at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Issuing Bank in connection with the foregoing.  A certificate of the Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (f) shall be conclusive absent manifest error.

Section 4.04.  Repayment of Participations.

(a)        At any time after the Issuing Bank has made a payment under any Letter of Credit and has received from any Lender such Lender’s Letter of Credit Advance in respect of such payment in accordance with Section 4.03, if the Administrative Agent receives for the account of the Issuing Bank any payment in respect of the related Unpaid Reimbursement Obligation or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Commitment Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s Letter of Credit Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.

(b)        If any payment received by the Administrative Agent for the account of the Issuing Bank pursuant to Section 4.03(a) is required to be returned in connection with any proceeding under any Debtor Relief Law (including pursuant to any settlement entered into by the Issuing Bank in its discretion), each Lender shall pay to the Administrative Agent for the account of the Issuing Bank its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The obligations of Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

Section 4.05.  Obligations Absolute.

The obligation of the applicable Borrower to reimburse the Issuing Bank for each drawing under each Letter of Credit and to repay each Letter of Credit Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:

(a)         any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other Loan Document;

(b)         the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

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(c)         any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(d)        any payment by the Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(e)         any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to any Borrower or any Subsidiary or in the relevant currency markets generally;

(f)         any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Subsidiary; or

(g)         any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrowers or any Subsidiary or in the relevant currency markets generally.

The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the applicable Borrower’s instructions or other irregularity, the applicable Borrower will immediately notify the Issuing Bank.  The applicable Borrower shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid.

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Section 4.06.  Role of Issuing Bank.

Each Lender and each of the Borrowers agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Bank shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (a) through (e) of Section 4.05; provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the Issuing Bank’s willful misconduct or gross negligence or the Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

Section 4.07.  Applicability of ISP.

Unless otherwise expressly agreed by the Issuing Bank and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit.

Section 4.08.  Letter of Credit Amounts.

Unless otherwise specified herein the amount of a Letter of Credit at any time shall be deemed to be the Maximum Drawing Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the Maximum Drawing Amount thereof, the Maximum Drawing Amount of such Letter of Credit shall be deemed to be the maximum drawing amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum drawing amount is in effect at such time.

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Section 4.09.  Letter of Credit Fee.  The applicable Borrower shall pay (a) a fee (the “Letter of Credit Fee”) equal to the Applicable Margin on the Maximum Drawing Amount of the Letters of Credit (other than Performance Letters of Credit), in Dollars, to the Administrative Agent for the account of the Lenders, to be shared pro rata by the Lenders in accordance with their respective Commitment Percentages and (b) a fee equal to one-half of the Applicable Margin on the Maximum Drawing Amount of the Performance Letters of Credit (the “Performance Letter of Credit Fee”, collectively with the Letter of Credit Fee, the “Letter of Credit Fees”) to the Administrative Agent for the account of the Lenders, to be shared pro rata by the Lenders in accordance with their respective Commitment Percentages; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Bank pursuant to this Section 4.09 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Commitment Percentages allocable to such Letter of Credit pursuant to Section 5.14(a)(iv), with the balance of such fee, if any, payable to the Issuing Bank for its own account.  The Letter of Credit Fees shall be payable quarterly in arrears on the first day following the end of each calendar quarter for the quarter just ended, with the first such payment commencing on the first such date following the date hereof, and on the Loan Maturity Date.  In addition, a fronting fee equal to the percentage separately agreed upon in a letter between the applicable Borrower and the applicable Issuing Bank, computed on the amount available to be drawn under such Letter of Credit shall be payable quarterly in arrears by the applicable Borrower to such Issuing Bank for its account in accordance with the terms of such letter, and the applicable Borrower shall pay to such Issuing Bank any amendment, negotiation or document examination and other administrative fees charged by such Issuing Bank in connection with Letters of Credit as in effect from time to time.

ARTICLE 5
Certain General Provisions

Section 5.01.  Administrative Agent’s Fee.  BGI shall pay to the Administrative Agent an Administrative Agent’s fee (the “Administrative Agent’s Fee”) in such amount and at such times as set forth in the Fee Letter.

Section 5.02.   Funds for Payments.  Except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent’s Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Eastern time or other local time at the place of payment) and in Same Day Funds.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein.  Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Credit Agreement be made in the United States.  If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount.  All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.

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Section 5.03.  Computations; Retroactive Adjustments of Applicable Margin.

(a)        Except as otherwise expressly provided herein, all computations of interest, and, the Facility Fee, the Letter of Credit Fees or other fees shall be based on a 360-day year and paid for the actual number of days elapsed, except that computations based on the Base Rate shall be based on a 365 or 366, as applicable, day year and paid for the actual number of days elapsed, and computations of interest in respect of Loans denominated in Alternative Currencies as to which market practices differ from the foregoing, shall be made in accordance with such market practice.  Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension; provided, that for any Interest Period for any Term SOFR Loan or Alternative Currency Term Rate Loan if such next succeeding Business Day falls in the next succeeding calendar month or after the Loan Maturity Date, it shall be deemed to end on the next preceding Business Day.

(b)        If, as a result of any restatement of or other adjustment to the financial statements of BGI or its Subsidiaries resulting from the error of BGI or its Subsidiaries, including any of their agents or advisors, BGI or the Lenders determine that (i) the Leverage Ratio as calculated by BGI as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under any Debtor Relief Law, automatically and without further action by the Administrative Agent, any Lender or the Issuing Bank), an amount equal to the excess of the amount of interest and fees that should have been paid for the applicable period of such inaccuracy over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Bank, as the case may be, under Section 4.03(c), 4.09 or 5.10 or under Article 13.  The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

Section 5.04.   Inability to Determine Rates.

(a)         If in connection with any request for a borrowing, conversion or continuation of any Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency has been determined in accordance with Section 5.04(b) and the circumstances under clause (i) of Section 5.04(b) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to an existing or proposed Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify BGI and each Lender.

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Thereafter, (x) the obligation of the Lenders to make, maintain, continue or convert Loans in the affected currencies, as applicable, shall be suspended in each case to the extent of the affected Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to Term SOFR component of the Base Rate, the utilization of Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 5.04(a), until the Administrative Agent upon the instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the applicable Borrower may revoke any pending request for a borrowing of, continuation of, or conversion to SOFR Loans or Alternative Currency Loans to the extent of the affected Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii) (A) any outstanding SOFR Loans shall be deemed to have been converted to Base Rate Loans (1) immediately, in the case of a Daily SOFR Loan or (2) at the end of the applicable Interest Period, in the case of a Term SOFR Loan and (B) any outstanding affected Alternative Currency Loans, at the applicable Borrower’s election, shall either (1) be converted into a borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the applicable Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the applicable Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the applicable Borrower shall be deemed to have elected clause (1) above.

(b)        Replacement of Relevant Rate or Successor Rate.  Notwithstanding anything to the contrary in this Credit Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or BGI or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to BGI) that BGI or the Required Lenders (as applicable) have determined, that:

(i)          adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Agreed Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)         the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Agreed Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Agreed Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Agreed Currency (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

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(iii)        syndicated loans currently being executed and agented in the U.S. are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Agreed Currency;

or if the events or circumstances of the type described in Sections 5.04(b)(i), (ii) or (iii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and BGI may amend this Credit Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 5.04 with (x) in the case of Term SOFR, Daily SOFR plus the SOFR Adjustment, and (y) in the case of (i) Term SOFR, if the Administrative Agent determines that Daily SOFR is not available, or (ii) any other Relevant Rate, an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and BGI unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify BGI and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Credit Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes (in consultation with BGI) from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to BGI and the Lenders reasonably promptly after such amendment becomes effective.

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Section 5.05.   Illegality.  (a) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to a Relevant Rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, or to determine or charge interest rates based upon a Relevant Rate or to purchase or sell, or to take deposits of, any Alternative Currency in the applicable interbank market, then, upon written notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of such Lender to make, maintain, continue or convert Loans in the affected currency or currencies, shall be, in each case, suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (i) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all SOFR Loans or Alternative Currency Loans, as applicable, in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of Term SOFR Loans and Alternative Currency Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Term SOFR Loans or Alternative Currency Term Rate Loans to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

(b)        Each Lender may at its option make any Loan to any Borrower by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Credit Agreement; provided, further, that notwithstanding which domestic or foreign branch or Affiliate of such Lender makes such Loan to any Borrower, BGI shall only be required to repay such Loan to the Administrative Agent in the United States of America or the United Kingdom, Barnes Germany shall only be required to repay such Loans to the Administrative Agent in the United States of America, Germany or the United Kingdom, Barnes Luxembourg shall only be required to repay such Loans to the Administrative Agent in the United States of America, Luxembourg or the United Kingdom, and Barnes Switzerland shall only be required to repay such Loans to the Administrative Agent in the United States of America, Switzerland or the United Kingdom, in each case, otherwise in accordance with Section 5.02.

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Section 5.06.  Additional Costs, Etc.  (a) General.  If any Change in Law shall:

(i)          impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement) or the Issuing Bank;

(ii)         subject any Lender or the Issuing Bank to any Tax of any kind whatsoever with respect to this Credit Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Bank in respect thereof (except for Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, or Connection Income Taxes); or

(iii)       impose on any Lender or the Issuing Bank or the applicable interbank market any other condition, cost or expense affecting this Credit Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Issuing Bank, the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)        [Reserved.]

(c)        Reserves on Loans.  The applicable Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including funds or deposits, additional interest on the unpaid principal amount of each Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender.  If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

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Section 5.07.   Capital Adequacy.  If any Lender or the Issuing Bank determines that any Change in Law affecting such Lender or the Issuing Bank or any Lending Office of such Lender or such Lender’s or the Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Credit Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity) then such Lender or the Administrative Agent may notify the Borrowers of such fact in writing.  To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, BGI agrees to pay or, solely in the case of the Barnes Germany Loans, Barnes Germany agrees to pay or, solely in the case of the Barnes Luxembourg Loans, Barnes Luxembourg agrees to pay or, solely in the case of the Barnes Switzerland Loans, Barnes Switzerland agrees to pay, such Lender or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined within 30 days of presentation by such Lender or (as the case may be) the Administrative Agent of a certificate in accordance with Section 5.08 hereof.  Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

Section 5.08.   Certificate.  A certificate setting forth any additional amounts payable pursuant to Sections 5.06 or 5.07 showing the calculation in reasonable detail, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.  The Lender or the Administrative Agent shall notify the applicable Borrower within 180 days after it becomes aware of the imposition of such additional amount or amounts; provided that if such Lender or the Administrative Agent fails to so notify such Borrower within such 180 day period, such Lender or the Administrative Agent shall not be entitled to claim any additional amount or amounts pursuant to this subsection for any period ending on a date which is prior to 180 days before such notification (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).

Section 5.09.   Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)        any continuation, conversion, payment or prepayment of any Loan other than a Daily SOFR Loan, Alternative Currency Daily Rate Loan, Overnight Rate Loan, or a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

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(b)        any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Daily SOFR Loan, Alternative Currency Daily Rate Loan, Overnight Rate Loan, or a Base Rate Loan on the date or in the amount notified by the Borrowers;

(c)        any assignment of a Term SOFR Loan or Alternative Currency Term Rate Loans on a day other than the last day of the Interest Period therefor as a result of a request by a Borrower pursuant to Section 5.11; or

(d)        any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 5.09, each Lender shall be deemed to have funded each Term SOFR Loan or Alternative Currency Term Rate made by it at the Relevant Rate for such Loan by a matching deposit or other borrowing in the applicable interbank market for a comparable amount and for a comparable period, whether or not such Term SOFR Loan or Alternative Currency Term Rate was in fact so funded.

Section 5.10.   Interest After Default.

(a)        Overdue Amounts.  Overdue principal on the Loans and (to the extent permitted by applicable law) overdue interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest, payable on demand, at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, two percent (2%) above the Base Rate plus the Applicable Margin), including (without duplication) any Applicable Margin, until such amount shall be paid in full (after as well as before judgment).

(b)        Amounts Not Overdue.  During the continuance of an Event of Default the principal of the Loans not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Required Lenders pursuant to Section 16.12, shall, upon written notice from the Administrative Agent or the Required Lenders, bear interest, payable on demand, at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, two percent (2%) above the Base Rate plus the Applicable Margin), including (without duplication) any Applicable Margin.

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Section 5.11.   Mitigation Obligations; Replacement of Lenders.

(a)        Designation of a Different Lending Office.  If any Lender requests compensation under Sections 5.06 or 5.07, or a Borrower is required to pay any additional amount to any Lender, the Issuing Bank, or any Governmental Authority for the account of any Lender or the Issuing Bank pursuant to Section 5.12, or if any Lender gives a notice pursuant to Section 5.05, then such Lender or the Issuing Bank shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 5.06, 5.07 or 5.12, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 5.05, as applicable, and (ii) in each case, would not subject such Lender or the Issuing Bank, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the Issuing Bank, as the case may be.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such designation or assignment.

(b)        Replacement of Lenders.  If any Lender (an “Affected Lender”) (a) makes demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to Sections 5.06 or 5.07, (b) is unable to make or maintain Loans as a result of a condition described in Section 5.05 or (c) is a Defaulting Lender, or if any other circumstance exists that gives the Borrowers express right to replace a Lender hereunder, the Borrowers may, so long as no Default or Event of Default has occurred and is then continuing, within ninety (90) days of (i) receipt of such demand, notice (or the occurrence of such other event causing the Borrowers to be required to pay such compensation or causing Section 5.05 to be applicable), or (ii) such default or circumstance giving the Borrowers such express right to replace a Lender hereunder, as the case may be, by notice (a “Replacement Notice”) in writing to the Administrative Agent and such Affected Lender (i) request the Affected Lender to cooperate with the Borrowers in obtaining a replacement Lender satisfactory to the Administrative Agent and the Borrowers (the “Replacement Lender”); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender’s Loans and Commitment as provided herein, but none of such Lenders shall be under an obligation to do so; or (iii) designate a Replacement Lender approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.  If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender’s Loans and Commitment, then such Affected Lender shall assign, in accordance with Article 15, all of its Commitment, Loans, Letter of Credit Participations, Notes and other rights and obligations under this Credit Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; provided, however, that (A) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender and/or non-Affected Lenders, as the case may be, and (B) prior to any such assignment, the applicable Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under Section 5.06 and 5.07.  Upon the effective date of such assignment, the Borrowers shall issue replacement Notes to such Replacement Lender and/or non-Affected Lenders, as the case may be, and such institution shall become a “Lender” for all purposes under this Credit Agreement and the other Loan Documents.

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Section 5.12.   Taxes.

(a)        Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.  (i) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without deduction or withholding for any Taxes.  If, however, applicable Laws (in the good faith determination of any Borrower or the Administrative Agent, as applicable) require any Borrower or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by such Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)         If any Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) such Borrower or the Administrative Agent shall withhold or make such deductions as are determined by such Borrower or the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by such Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)        If any Borrower or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to Section 5.12(e) below, (B) such Borrower or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C)to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 5.12) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)        Payment of Other Taxes by the Borrowers.  Each Borrower shall pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(c)        Tax Indemnifications.  (i) Without limiting the provisions of Sections 5.12(a) and 5.12(b) above, the Borrowers shall, and do hereby, indemnify the Administrative Agent, each Lender and the Issuing Bank, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by, or required to be withheld or deducted from a payment to the Administrative Agent, such Lender or Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Each Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the Issuing Bank for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (b) of this subsection incurred by the Administrative Agent.  A certificate as to the amount of any such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

(ii)         Without limiting the provisions of  Sections 5.12(a) and 5.12(b) above, each Lender and the Issuing Bank shall, and does hereby, indemnify each Borrower and the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrowers or the Administrative Agent) incurred by or asserted against such Borrower or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or the Issuing Bank, as the case may be, to (i) fail to comply with the provisions of Section 15.03 relating to the maintenance of a Participant Register or (ii) deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the Issuing Bank, as the case may be, to such Borrower or the Administrative Agent pursuant to Section 5.12(e).  Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the Issuing Bank, as the case may be, under this Credit Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (b).  The agreements in this clause (b) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the Issuing Bank, the termination of the Total Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d)        Evidence of Payments.  Upon request by any Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by such Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 5.12, such Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to such Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by law to report such payment or other evidence of such payment reasonably satisfactory to such Borrower or the Administrative Agent, as the case may be.

(e)        Status of Lenders; Tax Documentation.

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(i)          Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by BGI or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by BGI or the Administrative Agent as will enable BGI or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 5.12(e)(ii)(A), (B) or (D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)         Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Borrower,

(A)      any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B)      any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:

(1)      in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(2)      executed originals of Internal Revenue Service Form W-8ECI,

(3)      in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or

(4)          to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;

(C)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)     if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to BGI and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by BGI or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by BGI or the Administrative Agent as may be necessary for BGI and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.

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(iii)        Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 5.12 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify BGI and the Administrative Agent in writing of its legal inability to do so.

(iv)        Each Lender shall promptly (A) notify the Borrowers and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrowers or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(f)         Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the Issuing Bank, or have any obligation to pay to any Lender or the Issuing Bank, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the Issuing Bank, as the case may be.  If the Administrative Agent, any Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or with respect to which such Borrower has paid additional amounts pursuant to this Section 5.12, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this  Section 5.12 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Bank, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Bank in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this subsection, in no event will the Administrative Agent, such Lender or the Issuing Bank, as applicable, be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Administrative Agent, such Lender or the Issuing Bank, as applicable, in a less favorable net after-Tax position than such recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This subsection shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

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(g)        Survival.  Each party’s obligations under this Section 5.12 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the expiration or cancellation of all Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 5.13.   Cash Collateral.

(a)        Certain Credit Support Events.  Upon the request of the Administrative Agent or the Issuing Bank (i) if the Issuing Bank has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Letter of Credit Borrowing and an Event of Default exists, the applicable Borrower shall immediately Cash Collateralize the then outstanding amount of all Letter of Credit Obligations, or (ii) if, as of the Letter of Credit Expiration Date with respect to any Letter of Credit, any Letter of Credit Obligation for any reason remains outstanding, the applicable Borrower shall immediately Cash Collateralize the then outstanding amount of any Letter of Credit Obligations in respect of all Letters of Credit expiring on such Letter of Credit Expiration Date.  Upon the request of the Administrative Agent or the Required Lenders, if an Event of Default exists, the Borrowers shall Cash Collateralize the then outstanding amount of Letter of Credit Obligations (if any).  At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the Issuing Bank or the Swing Line Lender, the Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 5.14(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)        Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing deposit accounts with the Administrative Agent.  The Borrowers, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 5.13(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c)        Application.  Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under any of this Section 5.13 or Article 4 or Section 5.14 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific Letter of Credit Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

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(d)        Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure shall be released promptly following (i) the elimination of the applicable Fronting Exposure giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 15.01(d)) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default, and (y) the Person providing Cash Collateral and the Issuing Bank or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure.

Section 5.14.    Defaulting Lenders.

(a)        Adjustments.  Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)          Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in Section 16.12.

(ii)         Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 13 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 16.01), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Bank or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the Issuing Bank or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Credit Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Credit Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Credit Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Letter of Credit Borrowings were made at a time when the conditions set forth in Article 12 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowings owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 5.14(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

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(iii)          Certain Fees.  That Defaulting Lender (x) shall be entitled to receive any Facility Fee pursuant to Section 2.2 for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding amount of the Loans funded by it and (2) its Commitment Percentage of the stated amount of Letters of Credit and Swing Line Loans for which it has provided Cash Collateral pursuant to Article 4, Section 5.13 or Section 5.14(a)(ii), as applicable (and the Borrowers shall (A) be required to pay to each of the Issuing Bank and the Swing Line Lender, as applicable, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 4.09.

(iv)          Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund Loans, participations in Letters of Credit or Swing Line Loans pursuant to Article 2, Section 2.06(b) and Article 4, the “Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund Loans, participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate outstanding amount of the Loans of that Lender.

(b)          Defaulting Lender Cure.  If the Borrowers, the Administrative Agent, Swing Line Lender and the Issuing Bank agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Commitment Percentages (without giving effect to Section 5.14(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

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ARTICLE 6
Guarantors

Section 6.01.   Guaranty by Subsidiaries.

(a)         BGI shall cause each of the Significant Subsidiaries (excluding any foreign Subsidiaries or a Subsidiary of a foreign Subsidiary) to execute and deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, (i) a Guaranty in the form of Exhibit E attached hereto, and (ii) any other instruments and documents as the Administrative Agent may reasonably require, together with legal opinions in form and substance reasonably satisfactory to the Administrative Agent to be delivered to the Administrative Agent and the Lenders opining as to authorization, validity and enforceability of such Guaranties.

(b)        To the extent any of BGI’s Subsidiaries agree to provide a guaranty to any of the lenders under the Existing Senior Debt or other Indebtedness permitted hereunder, BGI, if requested by the Administrative Agent with 60 days prior written notice, but in no event later than the grant of such other guaranty, will cause each Subsidiary (excluding any foreign Subsidiaries) that has agreed to guaranty such other Indebtedness to become a Guarantor in accordance with (a) above.

ARTICLE 7
Representations and Warranties

Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent, on the Closing Date, the Amendment No. 3 Effective Date, the Amendment No. 3 Closing Date and each other date as set forth herein, as follows:

Section 7.01.    Corporate Authority.

(a)        Incorporation; Good Standing.  Each of the Loan Parties and each of their U.S. Domestic Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

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(b)        Authorization.  The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been or will be (prior to becoming a party thereto) duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of (i) any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries or (ii) any provision of the Governing Documents of the Borrowers and (d) do not conflict with any agreement or other instrument binding upon any of the Borrowers or any of their Subsidiaries, except where any such conflict would not have a Material Adverse Effect.

(c)        Enforceability.  The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party, upon execution and delivery hereof or thereof, will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 7.02.  Governmental Approvals.  The execution, delivery and performance by any of the Borrowers and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require, on the part of the Borrowers or any such Subsidiary, the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

Section 7.03.   Title to Properties.  Except where the failure to do so would not have a Material Adverse Effect and would not violate this Credit Agreement, the Borrowers and their Subsidiaries own all of the assets reflected in the consolidated balance sheet of BGI and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), free from Liens other than Permitted Liens.

Section 7.04.    Financial Statements.

(a)        Fiscal Year.  Except as set forth on Schedule 7.4.1, as of the Closing Date, each of the Borrowers and each of their Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year.

(b)        Financial Statements.  There has been furnished to the Administrative Agent and each Lender a consolidated balance sheet of BGI and its Subsidiaries as at December 31, 2019, and a consolidated statement of income of BGI and its Subsidiaries for the fiscal year then ended, certified by the Accountants.  Such balance sheet and statement of income have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of BGI and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended.  There are no contingent liabilities of any of the Borrowers or any of their Subsidiaries as of such date involving material amounts required to be disclosed under GAAP, known to the officers of BGI, which were not disclosed in such balance sheet and the notes related thereto.

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Section 7.05.  No Material Adverse Changes, Etc.  Since the Balance Sheet Date there has been no change in the business, properties, assets or financial condition of the Borrowers and their Subsidiaries taken as a whole which has had a Material Adverse Effect.  Since the Balance Sheet Date the Borrowers have not made any Restricted Payment that would violate this Credit Agreement.

Section 7.06.   Franchises, Patents, Copyrights, Etc.  BGI and each of its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as conducted without known conflict with any rights of others, except where the failure to possess any of the foregoing, or where such conflicts, could not reasonably be expected to result in a Material Adverse Effect.

Section 7.07.  Litigation.  There are no actions, suits, proceedings or investigations of any kind pending or, to BGI’s knowledge, threatened against BGI or any of its Subsidiaries before any Governmental Authority, that, so far as BGI can now reasonably foresee, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 7.08.   Compliance with Other Instruments, Laws, Etc.  Neither BGI nor any of its Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it is a party or by which it or any of its properties may be bound or any decree, order, judgment, law, statute, license, rule or regulation, in any of the foregoing cases in a manner that could be reasonably foreseen to have a Material Adverse Effect.

Section 7.09.  Tax Status.  Each of BGI and its Subsidiaries (a) has made or filed all federal, material state and material foreign income and other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all Taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

Section 7.10.    No Event of Default.  No Default or Event of Default has occurred and is continuing.

Section 7.11.  Investment Company Act.  None of the Borrowers nor any of their Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

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Section 7.12.   Certain Transactions.  Except for transactions permitted under Section 9.10, none of the officers, directors, or employees of BGI or any of its Subsidiaries or Affiliates is presently a party to any transaction with BGI or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 7.13.   Employee Benefit Plans.

(a)        Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except where such non-compliance could not reasonably be expected to result in liability of any Borrower or Subsidiary in an aggregate amount in excess of $20,000,000.  Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service, or such Pension Plan is maintained pursuant to prototype plan documents for which the prototype sponsor has received a favorable Internal Revenue Service opinion letter.  To the best knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b)        There are no pending or, to the best knowledge of the Borrowers, threatened claims (other than routine claims for benefits), actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)        (i) No ERISA Event has occurred, and no Borrower or any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that (in any case) would result in an Event of Default; (ii) each Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Borrower or any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) no Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA, (v) no Borrower or any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

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(d)        On the Closing Date, no Borrower or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than those listed on Schedule 7.13.4 hereto.

Section 7.14.   Use of Proceeds.

(a)        General. (1)  The proceeds of the Loans (other than Certain Funds Loans) shall be used (a) to pay transaction costs and expenses incurred in connection with the closing of this Credit Agreement, and (b) for working capital, capital expenditures and general corporate purposes, including the acquisitions permitted under Section 9.05.  (2) The proceeds of the Certain Funds Loans shall be used to finance all or a portion of the Merion Transactions; provided however, the Borrower agrees that none of the proceeds of this facility that are provided by HSBC Bank USA, N.A. (“HBUS”) will be used to pay any HBUS affiliate for credit extended by one of HBUS’s affiliates, including, without limitation, the Merion Refinancing.

(b)        Regulations U and X.  No portion of any Loan will be used, and no portion of any Letter of Credit will be obtained, for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

(c)        Nevis Loan Disbursements.  No proceeds of the Loans shall be denominated in Eastern Caribbean dollars (or, to the extent any other currency, other than an Alternative Currency or US Dollars, shall be designated as the official currency of St. Kitts & Nevis, West Indies, any such subsequently designated currency).

Section 7.15.    Environmental Compliance.  Except as could not reasonably be expected to have a Material Adverse Effect:

(a)         none of the Borrowers, their Subsidiaries, nor to any Borrower’s nor to any of their Subsidiaries’ knowledge, any operator of the Real Estate or any operations thereon is in violation, nor, to the knowledge of any of the Borrowers or any of their Subsidiaries, is there any alleged violation, of any Environmental Laws;

(b)        none of the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency (“EPA”) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. §6903(5), any hazardous substances as defined by 42 U.S.C. §9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (“Hazardous Substances”) which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any of the Borrowers or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

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(c)        (i) no portion of the Real Estate currently owned, leased or operated by any of the Borrowers or any of their Subsidiaries, or to the knowledge of any of the Borrowers or any of their Subsidiaries, formerly owned, leased or operated has been used for the handling, processing, storage or disposal of Hazardous Substances except in material compliance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate currently owned, leased or operated by any of the Borrowers or any of their Subsidiaries, or to the knowledge of any of the Borrowers or any of their Subsidiaries, formerly owned, leased or operated; (ii) in the course of any activities conducted by any of the Borrowers or any of their Subsidiaries or, to the knowledge of any of the Borrowers or any of their Subsidiaries, by operators of the Real Property currently owned, leased or operated by any of the Borrowers or any of their Subsidiaries, no Hazardous Substances have been generated or are being used on the Real Estate except in material compliance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the Real Property currently owned, leased or to the knowledge of any of the Borrowers or any of their Subsidiaries, operated by any of the Borrowers or any of their Subsidiaries, or, to the knowledge of any of the Borrowers or any of their Subsidiaries, formerly owned, leased or operated by any of the Borrowers or any of their Subsidiaries; (iv) to the knowledge of any of the Borrowers or any of their Subsidiaries there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the knowledge of any of the Borrowers or any of their Subsidiaries, operating in compliance with such permits and applicable Environmental Laws; and

(d)        none of the Borrowers nor any of their Subsidiaries, nor any of the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or to the effectiveness of any other transactions contemplated hereby.

Section 7.16.   Subsidiaries, Etc.  As of the date of this Credit Agreement, (i) the Subsidiaries of BGI (direct and indirect) are listed on Schedule 7.16, (ii) except as set forth on Schedule 7.16 hereto, neither BGI nor any Subsidiary of BGI is engaged in any joint venture or partnership with any other Person, and (iii) the jurisdiction of incorporation/formation and principal place of business of each Subsidiary of BGI is listed on Schedule 7.16 hereto.

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Section 7.17.   Disclosure.  None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to any of the Borrowers or any of their Subsidiaries in the case of any document or information not furnished by the Borrowers or any of their Subsidiaries) necessary in order to make the statements herein or therein not misleading in light of the circumstances under which they were made; provided that, with respect to projected financial information, such projected financial information was prepared in good faith upon assumptions believed to be reasonable at the time, it being recognized that such projected financial information may materially differ from actual financial information and results.

Section 7.18.   Affected Financial Institution.  No Loan Party is an Affected Financial Institution.

Section 7.19.   Sanctions Concerns and Anti-Corruption Laws.

(a)        Sanctions Concerns.  No Borrower, nor any Subsidiary, nor, to the knowledge of the Borrowers and their Subsidiaries, any director, officer, employee, agent, controlled affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction, other than to the extent this representation and warranty would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union or the United Kingdom).

(b)        Anti-Corruption Laws.  The Borrowers and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in each jurisdiction in which they conduct material operations, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

Section 7.20.    Nevis Operations.  The function of Barnes Switzerland’s Nevis Branch is limited to internal treasury functions including the facilitation of intercompany loan advances.

Section 7.21.   Security Documents.

(a)        Each Security Document is effective to create in favor of the Collateral Agent (for the benefit of the Credit Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. As of the Amendment No. 3 Closing Date, in the case of the Pledged Collateral described in the Collateral Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral and required to be delivered under the applicable Security Document are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property), when financing statements and other filings specified in the Perfection Certificate are filed in the offices specified in the Perfection Certificate, the Collateral Agent (for the benefit of the Credit Parties) shall have a fully perfected Lien (subject to all Permitted Liens) on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements or possession, in each case prior and superior in right to the Lien of any other person (except Permitted Liens).

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(b)        When the Collateral Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Collateral Agent (for the benefit of the Credit Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the United States Intellectual Property included in the Collateral listed in such ancillary document, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Amendment No. 3 Closing Date).

(c)        Notwithstanding anything herein (including this Section 7.21) or in any other Loan Document to the contrary, no Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Capital Stock of any foreign Subsidiary, or as to the rights and remedies of the Administrative Agent, Collateral Agent or any Lender with respect thereto, under foreign law.

Section 7.22.   Solvency.  BGI and its Subsidiaries are Solvent on a consolidated basis on the Amendment No. 3 Closing Date (determined after giving effect to the consummation of the Merion Transactions).

Section 7.23.   Validity and Perfection.  As of the Amendment No. 3 Closing Date, the Security Documents are effective to create (to the extent described therein), in favor of and for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).  When the actions specified in each Security Document have been duly taken, the security interests granted pursuant thereto shall constitute (to the extent described therein) a perfected security interest (subject only to Permitted Liens) in all right, title and interest of each pledgor party thereto in the Collateral described therein with respect to such pledgor if and to the extent perfection can be achieved by taking such actions.

ARTICLE 8
Affirmative Covenants

Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

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Section 8.01.   Punctual Payment.  Each of the Borrowers, as applicable, will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Facility Fee, the Administrative Agent’s Fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which BGI or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

Section 8.02.   Maintenance of Office.  BGI will maintain its chief executive office in Bristol, Connecticut, or at such other place in the United States of America as BGI shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon BGI in respect of the Loan Documents to which BGI is a party may be given or made.  Barnes Germany will maintain its chief executive office in Unter Gereuth 9-11, 79353 Bahlingen am Kaiserstuhl, Germany, or at such other place as Barnes Germany shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon Barnes Germany in respect of the Loan Documents to which Barnes Germany is a party may be given or made; provided that such notices, presentations and demands to or upon Barnes Germany simultaneously may be given or made via BGI.  Barnes Luxembourg will maintain its registered office in 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg, or at such other place as Barnes Luxembourg shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon Barnes Luxembourg in respect of the Loan Documents to which Barnes Luxembourg is a party may be given or made; provided that such notices, presentations and demands to or upon Barnes Luxembourg simultaneously may be given or made via BGI.  Barnes Switzerland will maintain its chief executive office in Bettlach, Switzerland and a branch office in St. Kitts & Nevis, West Indies, or at such other place as Barnes Switzerland shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon Barnes Switzerland in respect of the Loan Documents to which Barnes Switzerland is a party may be given or made; provided that such notices, presentations and demands to or upon Barnes Switzerland simultaneously may be given or made via BGI.

Section 8.03.    Records and Accounts.  Each of the Borrowers will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP (or the foreign equivalent with respect to any foreign Subsidiary, with recalculations to GAAP as required to comply with Section 8.04), (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage the Accountants and will not permit more than thirty (30) days to elapse between the cessation of such firm’s (or any successor firm’s) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

Section 8.04.   Financial Statements, Certificates and Information.  BGI will deliver to the Administrative Agent:

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(a)        as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrowers, the consolidated balance sheet of BGI and its Subsidiaries as at the last day of such fiscal year, and the related consolidated statement of income and consolidated statement of cash flow for such fiscal year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP (except as required by a change in GAAP or as concurred to by the Accountants), and certified, without qualification and without an expression of uncertainty as to the ability of BGI or any of its Subsidiaries to continue as going concerns, by the Accountants;

(b)        as soon as practicable, but in any event not later than sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrowers, copies of the unaudited consolidated balance sheet of BGI and its Subsidiaries as at the last day of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrowers’ fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of BGI that the information contained in such financial statements fairly presents the financial position of BGI and its Subsidiaries on the date thereof (subject to the absence of footnotes and year-end adjustments);

(c)        simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of BGI in substantially the form of Exhibit C hereto (a “Compliance Certificate”) and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Article 10 and (if applicable) reconciliations to reflect changes in GAAP since December 31, 2019;

(d)        contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of any of the Borrowers;

(e)        upon request of the Administrative Agent, BGI’s annual consolidated financial plan; and

(f)        from time to time such other financial data and information (including accountants’ management letters) as the Administrative Agent may reasonably request.

The Administrative Agent will promptly deliver to each Lender via IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) (or other method of delivery permitted thereunder) copies of all information received by it pursuant to this Section 8.04.

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The Borrowers hereby acknowledge that (i) the Administrative Agent will make available to Lenders and the Issuing Bank materials and/or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on Intralinks or the Platform and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their securities) (each, a “Public Lender”).  The Borrowers hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Issuing Bank and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 8.05.  Notices.

(a)        Defaults.  Promptly upon becoming aware of any such event, each of the Borrowers will notify the Administrative Agent in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrowers propose to take with respect thereto.  If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which BGI or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent describing the notice or action and the nature of the claimed default.

(b)        Notice of Litigation and Judgments.  Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent in writing within fifteen (15) days of becoming aware of (i) any litigation or proceedings threatened in writing or any pending litigation and proceedings, or (ii) any violation of any Environmental Law that any of the Borrowers or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority affecting any of the Borrowers or any of their Subsidiaries, or (iii) any event in which any of the Borrowers or any of their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or any of their Subsidiaries provided that such matters referred to in clauses (i), (ii), or (iii) above could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or any of their Subsidiaries, taken as a whole.  Such notices shall state the nature and status of such litigation, proceedings, violation or event.  Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against any of the Borrowers or any of their Subsidiaries in an amount in excess of $20,000,000.

(c)        New Subsidiaries.  Each of the Borrowers will, and will cause each of its Subsidiaries to, provide the Administrative Agent with written notice promptly following any creation or acquisition of a Subsidiary after the Closing Date.

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(d)        Restatement or Adjustment of Financial Statements.  BGI will, and will cause each of its Subsidiaries to, give prompt notice to the Administrative Agent of any determination by BGI of a need for a restatement or other adjustment to the financial statements of BGI or its Subsidiaries referred to in Section 5.03(b), and BGI shall promptly deliver such restated or adjusted financial statements to the Administrative Agent.

The Administrative Agent will promptly deliver to each Lender copies of all notices and other information received pursuant to this Section 8.05.

Section 8.06.    Legal Existence; Maintenance of Properties.  Except as otherwise permitted hereunder, each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries.  Each of the Borrowers (i) will cause all of its material properties and those of its Subsidiaries necessary for the conduct of the businesses of the Borrowers and their Subsidiaries (taken as a whole) to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) [intentionally omitted], and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in similar or related businesses; provided that nothing in this Section 8.06 or any other Loan Document shall prevent any of the Borrowers from (i) undertaking any action otherwise permitted hereunder, (ii) liquidating, winding up or dissolving any Subsidiary of BGI so long as (in the case of any Subsidiary that is a Borrower) (A) reasonable prior written notice thereof is given to the Administrative Agent, and (B) all Loans advanced to such Borrower have been repaid and all Letters of Credit issued for the account of such Subsidiary have been returned to the Issuing Bank (or other provision satisfactory to the Issuing Bank provided therefor), or (iii) discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and will not in the aggregate have a Material Adverse Effect.

Section 8.07.   Insurance.  Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent in such Borrower’s judgment and within sixty (60) days after the Amendment No. 3 Closing Date (or such later date as the Collateral Agent may agree in its reasonable discretion), cause the Collateral Agent to be listed as a co-loss payee on property and casualty policies with respect to tangible personal property and assets constituting Collateral located in the United States of America and as an additional insured on all general liability policies.

Section 8.08.   Taxes.  Each of the Borrowers will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all material claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves or otherwise made appropriate provisions therefor as required by GAAP with respect thereto; and provided further that each such Borrower and each Subsidiary will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

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Section 8.09.  Inspection of Properties and Books, Etc.

(a)        General.  Each of the Borrowers shall permit the Lenders, through the Administrative Agent or any of the Lenders’ other designated representatives, to visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors), all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request; provided that the Administrative Agent and the Lenders shall not exercise such rights more than two times during any calendar year and the Borrowers shall only be obligated to pay for one visitation, inspection or examination of their properties during such calendar year provided further that if a Default or Event of Default has occurred and is continuing, the Administrative Agent and the Lenders may do any of the foregoing as frequently as the Administrative Agent and the Lenders deem necessary, in each case at the expense of the Borrowers.

(b)        Communications with Accountants.  Each of the Borrowers authorizes the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with the Accountants and authorizes the Accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower or any of its Subsidiaries.  At the request of the Administrative Agent, such Borrower shall deliver a letter addressed to the Accountants instructing them to comply with the provisions of this Section 8.09(b).

Section 8.10.   Compliance with Laws, Contracts, Licenses, and Permits.  Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments except (in the case of clauses (a), (c) and (d)) for matters which, individually or in the aggregate, would not have a Material Adverse Effect.  If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

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Section 8.11.   Employee Benefit Plans.  Each of the Borrowers will, on behalf of itself and each of its Subsidiaries, provide to the Administrative Agent for delivery to each of the Lenders: (i) promptly upon receipt thereof, copies of any notices or documents issued (A) pursuant to Sections 101(f) and (j) of ERISA with respect to any Pension Plan or (B) pursuant to Sections 101(f), (k) or 101(l) of ERISA with respect to any Multiemployer Plan, that following written request of the Administrative Agent to do so, any such Borrower or any ERISA Affiliate shall request from any plan administrator or plan sponsor; and (ii) promptly following the occurrence of an ERISA Event, written notice thereof.

Section 8.12.   Use of Proceeds.  Each of the Borrowers will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in Section 7.14(a).

Section 8.13.   Further Assurances.  Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments, documents, and other agreements as the Lenders, the Administrative Agent or the Collateral Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents (including to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied) and provide to the Collateral Agent, from time to time upon reasonable request evidence reasonably satisfactory to the Collateral Agent as to the perfection of the Liens created or intended to be created by the Security Documents.

Section 8.14.   Additional Security.

(a)        If any asset is acquired by any Loan Party after the Amendment No. 3 Closing Date or owned by an entity at the time it becomes a Loan Party (in each case other than (x) assets constituting Collateral under a Security Document that automatically become subject to the Lien of such Security Document upon acquisition thereof and (y) assets constituting Excluded Property, such Loan Party will (i) notify the Collateral Agent of such acquisition or ownership and (ii) cause such asset to be subjected to a Lien (subject to any Permitted Liens) securing the Obligations by, and take, and cause the Guarantors to take, such actions as shall be reasonably requested by the Collateral Agent to cause the Collateral and Guarantee Requirement to be satisfied with respect to such asset, all at the expense of the Loan Parties, subject to the last three paragraphs of this Section 8.14.

(b)        Each Loan Party will furnish to the Collateral Agent prompt written notice of any change (A) in any Loan Party’s corporate or organization name, (B) in any Loan Party’s identity or organizational structure, (C) in any Loan Party’s organizational identification number (to the extent relevant in the applicable jurisdiction of organization) and (D) in any Loan Party’s jurisdiction of organization; provided, that the Borrowers shall not effect or permit any such change unless all filings have been made, or will have been made within thirty (30) days following such change (or such longer period as the Collateral Agent may agree in its sole discretion), under the Uniform Commercial Code (or its equivalent in any applicable jurisdiction) that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral in which a security interest may be perfected by such filing, for the benefit of the Credit Parties.

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Notwithstanding anything to the contrary in this Agreement or in the other Loan Documents, the Collateral and Guarantee Requirement and the other provisions of this Section 8.14 and the other Loan Documents with respect to Collateral need not be satisfied with respect to any of the following (collectively, the “Excluded Property”): (i) any fee-owned real property; (ii) motor vehicles and other assets subject to certificates of title; (iii) letter of credit rights (other than to the extent that a security interest therein can be perfected by the filing of a financing statement under the Uniform Commercial Code); (iv) commercial tort claims (as defined in the Uniform Commercial Code) with a value of less than $20,000,000; (v) leases, licenses, permits and other agreements, any property subject to a purchase money security interest, any lien securing a Capital Lease Obligation or similar arrangements, in each case, to the extent, and so long as, the pledge thereof as Collateral would require a consent not obtained, violate or invalidate the terms thereof or create a right of termination or acceleration in favor of any other party thereto (other than a Borrower or a Guarantor), but only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code, the Bankruptcy Code or other requirement of law; (vi) other assets to the extent the pledge thereof or the security interest therein is prohibited by applicable law, rule or regulation (only to the extent such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code, Bankruptcy Code or any other requirement of law) or which could require governmental (including regulatory) consent, approval, license or authorization to be pledged (unless such consent, approval, license or authorization has been received); (vii) those assets as to which the Administrative Agent and BGI shall reasonably agree that the costs or other consequences (other than tax consequences, which shall be subject to clause (xii) below) of obtaining such security interest or perfection thereof are excessive in relation to the value of the security to be afforded thereby; (viii) “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent that the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of the applicable grantor’s right, title or interest therein or in any trademark issued as a result of such application under applicable law; (ix) receivables and related assets sold pursuant to or pledged in connection with supply chain financing programs; (x) any governmental licenses, permits or state or local franchises, charters and authorizations, to the extent Liens and security interests therein are prohibited or restricted thereby, but only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code; (xi) Excluded Securities; (xii) any assets to the extent a security interest in or pledge of such assets could reasonably be expected to result in material adverse tax consequences to BGI or any of its Subsidiaries as reasonably determined by BGI in consultation with the Administrative Agent; and (xiii) any tax benefits, escrow accounts, fiduciary or trust accounts and funds and other property held in or maintained in such accounts in the ordinary course of business; provided, that the Borrower may in its sole discretion elect to exclude any property from the definition of “Excluded Property.”

In addition, in no event shall (1) control agreements or control, lockbox or similar agreements or arrangements be required with respect to deposit accounts, securities accounts or commodities accounts, (2) landlord, mortgagee and bailee waivers or subordination agreements be required, (3) notices be required to be sent to account debtors or other contractual third parties unless an Event of Default has occurred and is continuing, (4) foreign-law governed security documents or perfection under foreign law be required, (5) estoppels or collateral access letters or similar arrangements be required or (6) actions other than (x) the filing of a financing statement under the Uniform Commercial Code and (y) the filing of a short form intellectual property security agreement with the United States Patent and Trademark Office or United States Copyright Office, as applicable, be required with respect to the perfection of the security interest in any Intellectual Property.

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Notwithstanding anything herein to the contrary, (A) the Collateral Agent may grant extensions of time or waiver or modification of requirement for the creation or perfection of security interests in or the obtaining of insurance with respect to particular assets (including extensions beyond the Amendment No. 3 Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrowers, that perfection or obtaining of such items cannot reasonably be accomplished without undue effort or expense or is otherwise impracticable by the time or times at and/or in the form or manner in which it would otherwise be required by this Agreement or the other Loan Documents and (B) Liens required to be granted from time to time pursuant to, or any other requirements of, the Collateral and Guarantee Requirement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents.

ARTICLE 9
Certain Negative Covenants

Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligations to issue, extend or renew any Letters of Credit:

Section 9.01.   Restrictions on Indebtedness.  None of the Borrowers will, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

(a)        Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

(b)        endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

(c)        Indebtedness in respect of any Derivative Contracts in the ordinary course of business, including any Specified Hedge Agreements;

(d)        Existing Senior Debt, and refundings, replacements or refinancings thereof; provided that no such refunding or refinancing shall shorten the maturity or weighted average life to maturity or increase the principal amount of any of the Existing Senior Debt;

(e)        Indebtedness of BGI’s U.S. Domestic Subsidiaries that are Guarantors not to exceed $10,000,000, including such Indebtedness outstanding on the Closing Date;

(f)         Indebtedness of BGI’s foreign Subsidiaries not to exceed in the aggregate for all such foreign Subsidiaries $100,000,000, including such Indebtedness outstanding on the Closing Date but excluding Indebtedness under the Loan Documents; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

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(g)        Indebtedness that constitutes a Synthetic Lease or Capitalized Lease or otherwise incurred to finance the acquisition of fixed or capital assets (other than pursuant to Sale Leaseback Transactions referred to in Section 9.01(n), whether pursuant to a loan, financing lease or otherwise) in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

(h)        Indebtedness of the Borrowers or any Subsidiary that is a Guarantor in respect of Subordinated Debt;

(i)         Indebtedness of the Borrowers owing to any Subsidiary of such Borrower which is expressly subordinated to the prior payment in full in cash of all Obligations on terms disclosed to and reasonably acceptable to the Administrative Agent prior to the incurrence thereof;

(j)         Indebtedness of a Person outstanding at the time it is first acquired by any of the Borrowers in an acquisition permitted pursuant to Section 9.05(a)(vii), provided that any such Indebtedness was not created at the time of or in contemplation or in anticipation of such acquisition;

(k)        Indebtedness of any of the Borrowers or any of their Subsidiaries which are Guarantors incurred in connection with the issuance of any surety bonds, Performance Letters of Credit or other similar performance bonds required pursuant to any contractual Obligation or requirement of law to which any of the Borrowers or any of their Subsidiaries which are Guarantors are subject in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

(l)         additional Indebtedness of the Borrowers not exceeding $50,000,000 less any Indebtedness incurred under paragraph (g), in aggregate principal amount at any one time outstanding;

(m)       Indebtedness of Subsidiaries of the Borrowers owing to any other Subsidiaries of the Borrowers or to the Borrowers which results from an Investment permitted under Section 9.03(g) or (i);

(n)        Indebtedness of BGI and its U.S. Domestic Subsidiaries which are Guarantors incurred in connection with Sale Leaseback Transactions, in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

(o)        Indebtedness of BGI and its U.S. Domestic Subsidiaries which are Guarantors incurred in connection with accounts receivable securitizations on customary terms or supply chain financing in the ordinary course of business which is nonrecourse to the Borrowers in an aggregate amount not to exceed $100,000,000; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

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(p)        unsecured Indebtedness of BGI and its U.S. Domestic Subsidiaries that are Guarantors in respect of earnout payments incurred in connection with any acquisition permitted under Section 9.05; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

(q)        unsecured Indebtedness of BGI and its U.S. Domestic Subsidiaries which are Guarantors, including, without limitation, convertible notes, in each case, on terms no more restrictive than this Credit Agreement, and, in respect of convertible notes, with a maturity date later than the Loan Maturity Date; provided that the Borrowers are in current compliance with and, after giving effect to the proposed incurrence of Indebtedness, will continue to be in compliance with all of the covenants in Articles 9 and 10 hereof as if the transaction occurred on the first day of the period of measurement;

(r)        Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(s)        obligations under any agreement, including any Cash Management Agreements, consisting of netting services, overdraft protections and other cash management and/or treasury services in the ordinary course of business;

(t)         contingent indemnification obligations incurred in the ordinary course of business; and

(u)        (i) the Merion Bridge Facility or any Merion Permanent Financing and (ii) any Indebtedness of the Merion Target and its Subsidiaries assumed by BGI to the extent such Indebtedness was not created at the time of or in contemplation or in anticipation of the Merion Acquisition and permitted under the terms of the Merion Purchase Agreement.

Notwithstanding the foregoing, the aggregate amount of (i) Indebtedness of the Borrowers (under paragraphs (j) or (l)) secured by Liens plus (ii) Indebtedness of the Borrowers’ Subsidiaries (under paragraphs (e), (f), (j), (l) or (o)) shall not exceed fifteen percent (15%) of Consolidated Total Assets of the Borrowers, determined as of the end of the then most recently completed fiscal year of the Borrowers.  For the avoidance of doubt, the parties acknowledge and agree that if Indebtedness permitted in any subsection of this Section 9.01 is permitted to be incurred by BGI and/or any of its Subsidiaries, and BGI guarantees the obligations of any Subsidiary in respect of such Indebtedness, the BGI Guaranty shall not increase the amount of Indebtedness deemed incurred under such subsection.

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Section 9.02.   Restrictions on Liens.

(a)        Permitted Liens.  None of the Borrowers will, nor will permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any receivables with or without recourse; provided that any of the Borrowers or any of their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

(i)          Liens to secure Taxes, assessments and other government charges in respect of obligations not overdue or Liens to secure claims for labor, material or supplies in respect of obligations not overdue;

(ii)         deposits or pledges made in connection with, or to secure payment of, workmen’s compensation, unemployment insurance, old age pensions or other social security obligations;

(iii)        Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

(iv)        Liens of carriers, warehousemen, mechanics, repairmen and materialmen, and other like Liens on properties in existence less than 180 days from the date of creation thereof in respect of obligations not overdue;

(v)         encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s liens and other minor Liens, provided that none of such Liens (A) interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower or its Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

(vi)        Liens securing Indebtedness permitted under Section 9.01(g);

(vii)       Liens on assets that are the subject of Sale Leaseback Transactions permitted under Section 9.01(n);

(viii)      other Liens in existence on the Closing Date and listed in Schedule 9.2;

(ix)        Liens securing acquired indebtedness under Section 9.01(j), provided that such Liens secured such Indebtedness prior to the related acquisitions and are not spread to cover any additional assets or Indebtedness, and are not in violation of the penultimate sentence of Section 9.01;

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(x)         Liens securing Indebtedness under Section 9.01(d)(2), solely to the extent equal and ratable Liens have been provided with respect to the Obligations in accordance with, and pursuant to, the last paragraph of this Section 9.02(a);

(xi)        other Liens in an aggregate principal amount not to exceed $40,000,000 at any time outstanding;

(xii)       Liens or deposits to secure the performance of bids, tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations;

(xiii)      Liens arising from Uniform Commercial Code financing statements, including precautionary financing statements, or any similar filings made in respect of operating leases or consignments entered into by any of the Borrowers or any of its Subsidiaries;

(xiv)      leases, licenses, subleases or sublicenses granted to others that do not interfere in any material respect with the business of the Borrowers and their Subsidiaries, taken as a whole;

(xv)       Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xvi)      Liens arising out of the conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods entered into by BGI or any of its Subsidiaries in the ordinary course of business consistent with past practices of such Person;

(xvii)     Liens securing obligations as contemplated by Section 5.13;

(xviii)    rights of setoff, bankers’ liens and other similar Liens encumbering assets held in or credited to one or more deposit, securities or other similar accounts maintained by any of the Borrowers and their Subsidiaries;

(xix)      Liens of a collection bank arising in the ordinary course of business under Section 4-208 or 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon; and

(xx)       (i) Liens securing the Merion Bridge Facility or any Merion Permanent Financing (in each case, subject to the Intercreditor Agreement) and (ii) any Liens on property or assets of the Merion Target and its Subsidiaries securing Indebtedness of the Merion Target and its Subsidiaries assumed by BGI to the extent such Indebtedness was not created at the time of or in contemplation or in anticipation of the Merion Acquisition and permitted under the terms of the Merion Purchase Agreement and such Liens do not apply to any other property or assets of the Merion Target or any of the Subsidiaries not securing such Indebtedness at the date of the acquisition of such property or asset and accessions and additions thereto and proceeds and products thereof.

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Each of the Borrowers covenants and agrees that if it or any of its Subsidiaries shall create or assume any Lien upon any of its respective properties or assets, whether now owned or hereafter acquired, other than Permitted Liens (unless prior written consent shall have been obtained from the Lenders), such Borrower will make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as such other Indebtedness shall be so secured.  The covenants of each of the Borrowers contained herein shall only be in effect for so long as such Borrower shall be similarly obligated under any other Indebtedness.  An Event of Default shall occur for so long as such other Indebtedness becomes secured notwithstanding any actions taken by any of the Borrowers to ratably secure the Obligations hereunder.

(b)        Restrictions on Negative Pledges and Upstream Limitations.  None of the Borrowers will, nor will permit any of its Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding this Credit Agreement, the other Loan Documents and any definitive documentation for the Merion Bridge Facility or any Merion Permanent Financing) which directly or indirectly prohibits such Borrower or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding this Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of such Borrower to pay or make dividends or distributions in cash or kind to such Borrower, to make loans, advances or other payments of whatsoever nature to such Borrower, or to make transfers or distributions of all or any part of its assets to such Borrower; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under Section 9.02(a), (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by such Borrower or such Subsidiary in the ordinary course of its business, (iii) any negative pledges granted in the Existing Senior Debt and (iv) negative pledges with respect to specific assets acquired pursuant to a permitted acquisition under Section 9.05, provided, that, any such negative pledge is included in an agreement that existed prior to such acquisition and was not created in anticipation thereof.

Section 9.03.   Restrictions on Investments.  None of the Borrowers will, nor will permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

(a)        marketable direct or guaranteed obligations of the United States of America or Canada, or marketable obligations of any instrumentality or agency thereof, the payment of the principal and interest of which is unconditionally guaranteed by the United States of America or Canada;

(b)        certificates of deposit or other obligations issued by, or bankers’ acceptances of, any bank or trust company organized under the laws of Brazil, Singapore, the Federal Republic of Germany, France, the United Kingdom, Japan, Canada or the United States of America or any state thereof (including foreign branches of any such bank or trust company) and having capital, surplus and undivided profits in excess of $100,000,000;

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(c)        securities commonly known as “commercial paper” issued by a corporation organized and existing under the laws of the United States of America or any state thereof with a maturity not in excess of 270 days from the date of acquisition thereof and that at the time of purchase have been rated and the ratings for which are not less than “P 2” if rated by Moody’s, and not less than “A 2” if rated by S&P;

(d)        in the case of any foreign Subsidiary, but only with respect to countries in which such Subsidiary exists, such Investments of a comparable quality and term to the other Investments permitted by clauses (a), (b) and (c) of this Section 9.03 as are usually made in the jurisdiction or jurisdictions in which the business of such foreign Subsidiary is principally conducted by prudent corporate investors in like circumstances;

(e)        Investments (including debt obligations and capital stock) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(f)         Investments existing on the date hereof in Subsidiaries; and other Investments existing on the date hereof and listed on Schedule 9.3 hereto;

(g)        Investments by BGI in Subsidiaries, including such Investments existing on the date hereof, not to exceed in the aggregate fifteen percent (15%) of Consolidated Total Assets; provided that the above limitation shall not apply with respect to (x) Investments made in order to effect acquisitions permitted under Section 9.05 or (y) Investments in Barnes Germany, Barnes Luxembourg or Barnes Switzerland or (z) Investments in Guarantors; and provided further that notwithstanding any provision set forth in this Section 9.03 to the contrary, Investments in the Luxembourg Subsidiaries other than Barnes Luxembourg, other than amounts being held for application to the account of BGI, Barnes Germany, Barnes Luxembourg or Barnes Switzerland, shall be limited to $100,000;

(h)        Investments consisting of permitted acquisitions or mergers and consolidations under Section 9.05;

(i)         (A) Investments by Subsidiaries of BGI in BGI, provided that any Investment by Subsidiaries in BGI must be an equity Investment or expressly subordinated to the prior payment in full in cash of all Obligations on terms disclosed to and reasonably acceptable to the Administrative Agent prior to the incurrence thereof; and (B) Investments by Subsidiaries of BGI in other Subsidiaries of BGI;

(j)         Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $5,000,000 in the aggregate at any time outstanding;

(k)        Investments in joint ventures; provided that the operation to be invested in is in a similar or related business and provided further that after giving effect to such joint venture, the Borrowers shall be in compliance, on a pro forma historical basis, with all financial covenants;

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(l)         Investments arising from payments under the BGI Guaranty, Barnes Germany Guaranty, Barnes Luxembourg Guaranty, Barnes Switzerland Guaranty or any Guaranty executed and delivered pursuant to Section 6.01 of this Credit Agreement;

(m)       Investments in an aggregate amount not to exceed $50,000,000 outstanding at any time;

(n)        Investments in respect of Restricted Payments permitted pursuant to Section 9.04;

(o)        Investments by BGI arising from the repurchase or conversion of Subordinated Debt in compliance with Section 9.04;

(p)        to the extent constituting Investments, obligations under Derivative Contracts permitted under Section 9.01(c); and

(q)        guarantees that are expressly permitted by Section 9.01.

Section 9.04.  Restricted Payments.  None of the Borrowers will, nor will permit any of their Subsidiaries to make any Restricted Payments except that (i) pursuant to Section 9.03(o), BGI may issue its Capital Stock or make cash payments upon the repayment or conversion, as applicable, of Subordinated Debt in accordance with the applicable subordination provisions of the written instruments evidencing such Subordinated Debt and (ii) so long as no Default or Event of Default then exists or would result from such payment, any of the Borrowers may (a) declare or pay any dividends, or (b) redeem, convert, retire or otherwise acquire shares of any class of its Capital Stock.  Notwithstanding the above, any Subsidiary may make Distributions to its equity holders on a pro rata basis, and each of the Borrowers agrees that neither such Borrower nor any Subsidiary will enter into any agreement restricting Distributions from such Subsidiary to such Borrower, except to the extent of restrictions contained in any agreement permitted under Section 9.02(b).

Section 9.05.   Merger, Consolidation and Disposition of Assets.

(a)        Mergers and Acquisitions.  None of the Borrowers will, nor will permit any of its Subsidiaries to, consummate any merger, amalgamation, consolidation, asset acquisition or stock acquisition (other than (i) the acquisition of assets in the ordinary course of business consistent with past practices and (ii) the Merion Acquisition on the terms and conditions set forth in the Merion Purchase Agreement) except, the merger, amalgamation or consolidation of, or asset or stock acquisitions between, Subsidiaries, mergers of Subsidiaries with and into any of the Borrowers, and asset or stock acquisitions by any of the Borrowers of the stock or assets of Subsidiaries, and except as otherwise provided in this Section 9.05(a).  The Borrowers may purchase or otherwise acquire all or substantially all of the assets or stock or other equity interests of any other Person or substantially all of a business line, unit or division provided that:

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(i)          the Borrowers are in current compliance with and, giving effect to the proposed acquisition (including any borrowings made or to be made in connection therewith), will continue to be in compliance with all of the covenants in Article 9 hereof as if the transaction occurred on the first day of the period of measurement; provided that, to the extent such acquisition will be included as an Acquired Business, the Administrative Agent shall have received (i) an Officer’s Certificate certifying compliance with Sections 10.01 and 10.02 as of the last day of the then most recently ended fiscal quarter, on a pro forma historical combined basis (as if such acquisition occurred on the first day of the most recently ended four (4) consecutive fiscal quarter period and, for purposes of determining such compliance, the maximum Leverage Ratio level pursuant to Section 10.02 to be applied for such determination shall be the maximum Leverage Ratio to be applied pursuant to Section 10.02 as of the end of the fiscal quarter in which such acquisition was consummated), and (ii) the related documentation showing the estimated calculations (subject to any adjustments) made in determination thereof;

(ii)         at the time of such acquisition, no Default or Event of Default has occurred and is continuing, and such acquisition will not otherwise create a Default or an Event of Default hereunder;

(iii)        the business to be acquired is similar to the business conducted by BGI, or businesses reasonably related or incidental thereto;

(iv)        not later than seven (7) days prior to the proposed acquisition date, notice of any proposed acquisition with an aggregate consideration (including assumption of indebtedness) of more than $50,000,000, together with all information reasonably requested by the Administrative Agent with respect to such acquisition (including without limitation, historical financial statements and due diligence summaries) shall have been furnished to the Administrative Agent;

(v)         the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition; and

(vi)        if such acquisition is made by a merger involving a Borrower or Guarantor, such Borrower or Guarantor shall be the surviving entity.

(b)        Disposition of Assets.  None of the Borrowers will, nor will permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than transfers of assets between such Borrower and Subsidiaries of such Borrower that would be permitted Investments under Section 9.03, transfers of assets from a Subsidiary of such Borrower to another Subsidiary of such Borrower, the sale of inventory or discounted receivables, the sale of receivables in connection with accounts receivable securitizations permitted under 9.01(o), the licensing of intellectual property, leases of property and the disposition of worn-out, excess, surplus or obsolete assets, in each case in the ordinary course of business consistent with past practices; provided, however, that in any fiscal year, the Borrowers may dispose of up to ten percent (10%) of its Consolidated Total Assets (calculated on a pro forma basis as of the most recent quarter end prior to any proposed disposition, giving effect to all material acquisitions and dispositions from the end of such fiscal quarter through the date of determination) in the aggregate, based on the fair market value or book value, of such assets being sold or otherwise disposed of, whichever is greater.

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Section 9.06.  Sale and Leaseback.  BGI will not, and will not permit any of its U.S. Domestic Subsidiaries to, enter into any Sale Leaseback Transaction, except to the extent the Indebtedness incurred in connection with such Sale Leaseback Transaction and any related Lien is permitted under Sections 9.01(n) and 9.02(a)(vii).

Section 9.07.   Compliance with Environmental Laws.  Except to the extent required by the day-to-day operations of each of the Borrowers and its Subsidiaries, and in all instances in compliance in all material respects with all applicable Environmental Laws, none of the Borrowers will knowingly, and will not knowingly permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate.

Section 9.08.   Business Activities.  None of the Borrowers will, nor will permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in similar, complementary, ancillary or related businesses or a reasonable extension thereof.

Section 9.09.   Fiscal Year.  None of the Borrowers will, nor will permit any of its Subsidiaries to, change the date of the end of its fiscal year from that set forth in Section 7.04(a).

Section 9.10.  Transactions with Affiliates.  None of the Borrowers will, nor will permit any of its Subsidiaries to, engage in any transaction (except transactions (i) which in any one calendar year do not involve in the aggregate an amount in excess of $500,000, (ii) between or among Loan Parties and their Subsidiaries or (iii) transactions otherwise permitted hereunder) with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms substantially more favorable (taken as a whole) to such Person than would reasonably have been obtainable on an arm’s-length basis with a Person that is not an Affiliate.

Section 9.11.   Optional Payment of Subordinated Debt.  None of the Borrowers will, nor permit any of their Subsidiaries to make any Optional Subordinated Payment, unless no Default or Event of Default then exists or would result from such Optional Subordinated Payment.

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Section 9.12.    Sanctions; Anti-Corruption/Terrorism Laws.  (a) None of the Borrowers will, nor permit any of their Subsidiaries to, directly or indirectly, use any Credit Extensions or the proceeds of any Credit Extensions, or lend, contribute or otherwise make available such Credit Extensions or the proceeds of any Credit Extensions to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person of Sanctions, other than to the extent this covenant would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union or the United Kingdom).  None of the Borrowers will, nor permit any of their Subsidiaries to, directly or indirectly, use any Credit Extensions or the proceeds of any Credit Extensions for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar anti-corruption legislation in other jurisdictions in which they conduct business; provided, that this covenant relating to use of proceeds shall be inapplicable, to any Borrower or any Subsidiary, as applicable, that has its registered office (Sitz) in Germany or is managed from Germany, to the extent compliance with this covenant would result in a violation of the German Foreign Trade Act (Außenwirtschaftsgesetz), the German Foreign Trade Ordinance (Außenwirtschaftsverordnung) or would conflict with any provision of the Council Regulation (EC) 2271/1996 or any similar applicable anti-boycott law or regulation.

(b)        None of the Borrowers shall be, nor permit any of their Subsidiaries to be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Corruption/Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Corruption/Terrorism Law, or (iii) otherwise in violation of any Anti-Corruption/Terrorism Law in effect in each jurisdiction in which they conduct material operations.  The Borrowers shall provide to the Lenders any certifications or information that a Lender reasonably requests to confirm compliance by the Borrowers with Anti-Corruption/Terrorism Laws.

ARTICLE 10
Financial Covenants

Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

Section 10.01.  Interest Coverage.  As of the end of any fiscal quarter, the Borrowers will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense for the four (4) consecutive fiscal quarters then ending to be less than 3.00:1.

Section 10.02.   Leverage Ratio.  As of the end of any fiscal quarter, the Borrowers will not permit the ratio of Consolidated Total Debt (excluding, for purposes of calculation of the Leverage Ratio, reverse interest rate swap contracts) as at such date to Consolidated EBITDA for the four (4) consecutive fiscal quarters then ending (the “Leverage Ratio”) to be more than (a) for any fiscal quarter ending prior to June 30, 2024, 5.50:1, (b) for any fiscal quarter ending on or after June 30, 2024 but prior to December 31, 2024, 5.00:1, (c) for any fiscal quarter ending on or after December 31, 2024 but prior to June 30, 2025, 4.50:1 and (d) for any fiscal quarter ending on or after June 30, 2025, 4.00:1; provided that, on and after June 30, 2024, at the end of each of the first five fiscal quarters ending after the consummation of any acquisition (commencing with, for the avoidance of doubt, the fiscal quarter in which such acquisition was consummated) permitted under Section 9.05(a) with an aggregate consideration in excess of $150,000,000 (and for purposes of determining pro forma covenant compliance), the Leverage Ratio then in effect shall be increased by 0.50:1 (the “Leverage Ratio Increase”); provided, further, that there shall be no more than one Leverage Ratio Increase in effect at any one time.

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ARTICLE 11
Closing Conditions

The obligations of the Lenders to make the initial Loans, and of any Issuing Bank to issue any initial Letters of Credit, shall be subject to the satisfaction of the following conditions precedent:

Section 11.01.  Loan Documents, Etc.  Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.  Each Lender shall have received a fully executed copy of each such document.

Section 11.02.  Certified Copies of Governing Documents.  Each of the Lenders shall have received from each of the Borrowers a copy, certified by a duly authorized officer of such Borrower to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

Section 11.03. Corporate or Other Action.  All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

Section 11.04.  Incumbency Certificate.  Each of the Lenders shall have received from each of the Borrowers an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, each of the Loan Documents; (b) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action under the Loan Documents.

Section 11.05.  Solvency Certificate.  Each of the Lenders shall have received an officer’s certificate of BGI dated as of the Closing Date, signed on behalf of BGI (and not individually), as to the solvency of BGI and its Subsidiaries on a consolidated basis following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

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Section 11.06.   Opinions of Counsel.  Each of the Lenders and the Administrative Agent shall have received (a) favorable legal opinions addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from James Pelletier, General Counsel, and Herrick, Feinstein LLP, special counsel to the Borrowers, (b) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Weidema van Tol, special Luxembourg counsel to the Borrowers, (c) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Vischer LLC, special Swiss counsel to the Borrowers, (d) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Graf von Westphalen, special German counsel to the Borrowers, and (e) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Kelsick, Wilkin & Ferdinand, special Nevis counsel to the Administrative Agent.

Section 11.07.   Amended and Restated Guaranties.  The Administrative Agent shall have received (i) the BGI Guaranty executed by BGI, (ii) the Barnes Germany Guaranty executed by Barnes Germany, (iii) the Barnes Switzerland Guaranty executed by Barnes Switzerland, and (iv) the Barnes Luxembourg Guaranty executed by Barnes Luxembourg.

Section 11.08. Payment of Fees.  The Borrowers shall have paid to the Lenders, Co-Lead Arrangers, and the Administrative Agent, as appropriate, (a) the Administrative Agent’s Fee pursuant to the Fee Letter, (b) the upfront fee payable to the Administrative Agent for the account of the Lenders pursuant to the Fee Letter (the “Upfront Fee”), (c) each other fee payable to a Co-Lead Arranger pursuant to separate fee letters entered into between BGI and such Co-Lead Arranger (the fees described in this clause (c), collectively, the “Arrangement Fees”), and (d) each of the other fees and expenses payable or reimbursable to Bank of America, BofA Securities, Inc., the Administrative Agent, or their counsel pursuant to the commitment letter, dated as of January 8, 2021, by and among Bank of America, BofA Securities, Inc. and BGI.

Section 11.09.  Financial Statements.  The Administrative Agent shall have received copies of financial statements for the fiscal quarter ending September 30, 2020 and a Compliance Certificate for such fiscal quarter end, and the Administrative Agent shall be satisfied that such financial statements fairly present the financial condition of the Borrowers and their Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended.  Since the Balance Sheet Date there has been no change in the business, properties, assets or financial condition of the Borrowers and their Subsidiaries taken as a whole which has had a Material Adverse Effect.

Section 11.10.  Existing Credit Agreement.  All loans under the Existing Credit Agreement shall be converted to Loans under this Credit Agreement, all letters of credit thereunder shall be Existing Letters of Credit hereunder, the commitments of lenders under the Existing Credit Agreement who are not party to this Credit Agreement shall have been terminated and all commitments thereunder of the Lenders party to this Credit Agreement shall be evidenced only by this Credit Agreement.

Section 11.11.  Interest and Fees under Existing Credit Agreement.  All interest and fees and expenses, if any, including outstanding commitment fees, letter of credit fees or facility fees, owing or accruing under or in respect of the Existing Credit Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date.

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ARTICLE 12
Conditions to All Borrowings

Section 12.01. Conditions to All Borrowings (other than Certain Funds Loans).  The obligations of the Lenders to make the Loans (other than a Certain Funds Loan), and of any Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

(a)        Representations True; No Default or Event of Default.  Each of the representations and warranties of any of the Borrowers contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), as of the date as of which they were made and shall also be true and correct in all such material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate have not resulted and would not be reasonably likely to result in a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

(b)        No Legal Impediment.  No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the applicable Issuing Bank to issue, extend or renew such Letter of Credit.

(c)        Alternative Currencies.  In the case of a Loan to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the Issuing Bank (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Loan to be denominated in the relevant Alternative Currency.

Section 12.02.  Conditions to Certain Funds Loans.  The obligations of the Lenders to make Certain Funds Loans during the Certain Funds Period shall be subject to the satisfaction of the following conditions precedent:

(a)        The Amendment No. 3 Effective Date shall have occurred.

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(b)       The Amendment No. 3 Closing Date shall have occurred substantially concurrently with the funding of Certain Funds Loans hereunder.

(c)        The Administrative Agent shall have received in accordance with the provisions of Section 2.06 a duly executed Loan Request for Certain Funds Loans.

Each submission by BGI to the Administrative Agent of a Loan Request for Revolving Credit Loans with respect to a Certain Funds Loan and the acceptance by BGI of the proceeds of each such Certain Funds Loan made hereunder shall constitute a representation and warranty by BGI on the Amendment No. 3 Closing Date in respect of such Certain Funds Loan that all the conditions contained in this Section 12.02 have been satisfied.

ARTICLE 13
Events of Default; Acceleration; etc.

Section 13.01.   Events of Default and Acceleration.  If any of the following events (“Events of Default” or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, “Defaults”) shall occur and be continuing:

(a)        BGI shall fail to pay any principal of the Loans or any Reimbursement Obligation in respect of Letters of Credit, Barnes Germany shall fail to pay any principal of the Barnes Germany Loans or any Reimbursement Obligation in respect of Letters of Credit issued for the account of Barnes Germany, Barnes Luxembourg shall fail to pay any principal of the Barnes Luxembourg Loans or any Reimbursement Obligation in respect of Letters of Credit issued for the account of Barnes Luxembourg, or Barnes Switzerland shall fail to pay any principal of the Barnes Switzerland Loans or any Reimbursement Obligation in respect of Letters of Credit issued for the account of Barnes Switzerland, in the currency required hereunder, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(b)        BGI shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, Barnes Germany shall fail to pay any interest on the Barnes Germany Loans, any Fees or other sums due and payable by Barnes Germany hereunder or under any of the other Loan Documents, Barnes Luxembourg shall fail to pay any interest on the Barnes Luxembourg Loans, any Fees or other sums due and payable by Barnes Luxembourg hereunder or under any of the other Loan Documents, or Barnes Switzerland shall fail to pay any interest on the Barnes Switzerland Loans, any Fees due and payable by Barnes Switzerland, or other sums due and payable by Barnes Switzerland hereunder or under any of the other Loan Documents, in each case within five (5) Business Days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

(c)        any of the Borrowers shall fail to comply with any of its covenants contained in Sections 8.01, 8.04(a), 8.04(b), 8.04(c), 8.05(a), the first sentence of 8.06 (as to each Borrower’s existence), Section 8.12, Article 9 or Article 10;

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(d)        any of the Borrowers shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1) for thirty (30) days after written notice of such failure has been given to such Borrower by the Administrative Agent or any Lender;

(e)        any representation or warranty of any of the Borrowers in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement other than in Section 7.18, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated or the representation or warranty contained in Section 7.18 shall prove to have been false in any respect upon the date when made or deemed to have been made or repeated;

(f)        any of the Borrowers or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Lease, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Lease in each case in excess of $30,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

(g)        any of the Borrowers or any Significant Subsidiary shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Borrower or such Significant Subsidiary or of any substantial part of the assets of such Borrower or such Significant Subsidiaries or shall commence any case or other proceeding relating to such Borrower or such Significant Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Borrowers or any Significant Subsidiary and such Borrower or such Significant Subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(h)        a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or any Significant Subsidiary bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Borrowers or any Subsidiary of the Borrowers in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

(i)         there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, any final judgment against any of the Borrowers or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against any of the Borrowers or any of their Subsidiaries exceeds in the aggregate $30,000,000;

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(j)         if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or their stockholders or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

(k)        (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $30,000,000, or (ii) the Borrowers or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $30,000,000;

(l)          a Change of Control shall occur; or

(m)       any security interest purported to be created by any Security Document and to extend to assets that constitute a material portion of the Collateral shall cease to be, or shall be asserted in writing by BGI or any other Loan Party not to be, a valid and perfected security interest (perfected as required by this Agreement or the relevant Security Document and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Capital Stock of foreign Subsidiaries or the application thereof, or from failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreement or to file UCC continuation statements (so long as such failure does not result from the breach or non-compliance with the Loan Documents by any Loan Party); provided, that no Event of Default shall occur under this Section 13.01(m) if the Loan Parties cooperate with the Collateral Agent to replace or perfect such security interest and Lien, such security interest and Lien is promptly replaced or perfected (as needed) and the rights, powers and privileges of the Secured Parties are not materially adversely affected by such replacement.

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in Sections 13.1(g) or 13.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

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Section 13.02.          Termination of Commitments.  If any one or more of the Events of Default specified in Section 13.01(g) or Section 13.01(h) shall occur and be continuing, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit.  If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit.  No termination of the credit hereunder shall relieve the Borrowers of any of the Obligations.

Section 13.03.   Remedies.  In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 13.01, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender.  No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

Section 13.04.  Remedies with respect to the Certain Funds Sublimit.  Notwithstanding anything to the contrary herein, solely with respect to the undrawn Commitments in respect of the Certain Funds Sublimit, it is understood and agreed that during the Certain Funds Period and notwithstanding (i) that any representation made in the Loan Documents (including any representation made on the Amendment No. 3 Effective Date or Amendment No. 3 Closing Date (excluding, for the avoidance of doubt, the Merion Specified Representations and/or Merion Purchase Agreement Representations made on the Amendment No. 3 Closing Date as a condition to the funding of the Certain Funds Loan)) was incorrect, (ii) any failure by any Borrower or any of their Subsidiaries to comply with the affirmative covenants and negative covenants in, or other terms of, the Loan Documents or the existence of a Default or Event of Default (except for any Default or Event of Default pursuant to Section 13.01(g) or Section 13.01(h)), (iii) any provision to the contrary in the Loan Documents or otherwise or (iv) that any condition to the occurrence of the Amendment No. 3 Effective Date may subsequently be determined not to have been satisfied, neither the Administrative Agent, nor the Collateral Agent, nor any Lender shall be entitled to (1) cancel any of its Commitments in respect of the Certain Funds Sublimit hereunder to the extent to do so would prevent or limit the funding of a Certain Funds Loan, (2) rescind, terminate or cancel the Loan Documents or such Commitments in respect of the Certain Funds Sublimit or exercise any right or remedy or make or enforce any claim under the Loan Documents it may otherwise have to the extent to do so would prevent, limit or delay the making of its Certain Funds Loan on the Amendment No. 3 Closing Date, (3) refuse to participate in making its Certain Funds Loan on the Amendment No. 3 Closing Date, provided that the applicable conditions precedent set forth in Section 12.02 have been satisfied or waived or (4) exercise any right of set-off or counterclaim in respect of its Certain Funds Loan to the extent to do so would prevent, limit or delay the making of its Certain Funds Loan on the Amendment No. 3 Closing Date.  For the avoidance of doubt, (i) the rights and entitlements of the Lenders, the Collateral Agent and the Administrative Agent to refuse to participate in making a Certain Funds Loan on the Amendment No. 3 Closing Date shall not be limited in the event that any applicable condition set forth in Section 12.02 have not been satisfied or waived on the Amendment No. 3 Closing Date and (ii) immediately after the expiration of the Certain Funds Period, all of the rights, remedies and entitlements of the Administrative Agent, the Collateral Agent and the Lenders shall be available notwithstanding that such rights were not available prior to such time as a result of the foregoing.

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ARTICLE 14
The Administrative Agent and Collateral Agent

Section 14.01.  Authorization.

(a)        Each of the Lenders and the Issuing Banks hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under any of the other Loan Documents and any related documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

(b)        The Administrative Agent shall also act as the “Collateral Agent” under the Loan Documents, and each of the Lenders and the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 14, Article 16 and Article 18 as if set forth in full herein with respect thereto.

(c)        The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor.  The use of the term “Administrative Agent” is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders.  Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders;

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(d)        As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a “representative” of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents.  Such actions include the designation of the Administrative Agent as “secured party”, “mortgagee” or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

(e)        The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Bank shall have all the benefits and immunities (i) provided to the Administrative Agent in this Article 14 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article 14 included the Issuing Bank with respect to such acts or omissions (and including any affiliates of the Issuing Bank and the officers, directors, employees, agents and attorneys-in-fact of the Issuing Bank and any affiliates), and (ii) as additionally provided herein with respect to the Issuing Bank.

(f)        The provisions of this Article 14 are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and none of the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

Section 14.02.  Employees and Administrative Agents.  The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents.  The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

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Section 14.03.  No Liability.  Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its bad faith, willful misconduct or gross negligence.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability to any Lender for relying upon, any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent.  With respect to the Lenders, the Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, is contrary to any Loan Document or applicable law; provided further that, the Administrative Agent shall not be required to take any action (other than an action expressly required by this Credit Agreement to be taken by it under such circumstances) that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability.  The Administrative Agent shall in all cases be fully protected, as against the Lenders, in acting, or in refraining from acting, under this Credit Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.  Except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrowers or a Lender.

Section 14.04.  No Representations.

(a)        General.  The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or to inspect any of the properties, books or records of any of the Borrowers or any of their Subsidiaries.  The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any of the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete.  The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of any of the Borrowers or any of their Subsidiaries.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

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(b)        Closing Documentation, Etc.  For purposes of determining compliance with the conditions set forth in Article 11, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or each Co-Lead Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or each Co-Lead Arranger acting upon any Borrower’s account shall have received notice from such Lender not less than three days prior to the Closing Date specifying such Lender’s objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or each Co-Lead Arranger to such effect on or prior to the Closing Date.

Section 14.05. Payments.

(a)        Payments to Administrative Agent.  A payment by any of the Borrowers to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender.  The Administrative Agent agrees promptly to distribute to each Lender such Lender’s pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

(b)        Distribution by Administrative Agent.  If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction.  If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

Section 14.06. Holders of Notes.  The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

Section 14.07.   Indemnity.  To the extent not reimbursed by the Borrowers, the Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its Affiliates (including any of the officers, directors, employees, agents and attorneys-in-fact of any thereof) (each an “Indemnified Party”) from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which such Indemnified Party has not been reimbursed by the Borrowers as required by Section 16.03), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or such Indemnified Party’s actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Indemnified Party’s bad faith, willful misconduct or gross negligence, or, in the absence of instruction or concurrence of the Required Lenders, breach of contract.

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Section 14.08.  Administrative Agent as Lender, Etc.  In its individual capacity, Bank of America shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.  None of the Documentation Agent, Book Runners, Syndication Agents, or Co-Lead Arrangers shall have any obligation, liability, responsibility or duty under this Credit Agreement or the other Loan Documents other than as a Lender hereunder.

Section 14.09. Resignation.

(a)        The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Bank and the Borrowers.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  Provided that no Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (x) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (y) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 14.09.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 14.09).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article 14 and Section 14.09 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

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(b)        Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Swing Line Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swing Line Lender, (b) the retiring Issuing Bank and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

Section 14.10.  Notification of Defaults and Events of Default.  Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof.  The Administrative Agent hereby agrees that upon receipt of any notice under this Section 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

Section 14.11.  Administrative Agent May File Proofs of Claim.

(a)        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial, administrative or like proceeding or any assignment for the benefit of creditors relative to any of the Borrowers or any of their Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan, Reimbursement Obligation or Unpaid Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any of the Borrowers) shall be entitled and empowered, by intervention in such proceeding, under any such assignment or otherwise:

(i)          to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations or Unpaid Reimbursement Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under the terms of this Credit Agreement) allowed in such proceeding or under any such assignment; and

(ii)         to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

(b)        Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding or under any such assignment is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, nevertheless to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel due the Administrative Agent under the terms of this Credit Agreement, and any other amounts due the Administrative Agent under the terms of this Credit Agreement.

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(c)        Nothing contained herein shall authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations owed to such Lender or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding or under any such assignment.

Section 14.12.  Recovery of Erroneous Payments.  Without limitation of any other provision in this Credit Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.  Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

Section 14.13.  Collateral Matters.

(a)        Each of the Credit Parties hereby irrevocably authorize the Collateral Agent to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document automatically (i) upon termination of the Total Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, (iii) that constitutes “Excluded Property”, (iv) if approved, authorized or ratified in writing in accordance with Section 16.12 or (v) to the extent that the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under its Guaranty. Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property.  In each case as specified in this Section 14.13, the Collateral Agent will, at BGI’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents.

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(b)        Obligations of BGI or any of its Subsidiaries under Specified Hedge Agreements (after giving effect to all netting arrangements relating to such Specified Hedge Agreements) or Cash Management Agreements shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed.  No person shall have any voting rights under any Loan Document solely as a result of the existence of obligations owed to it under any such Cash Management Agreement or Specified Hedge Agreement.  For the avoidance of doubt, no release of Collateral or Guarantors effected in the manner permitted by this Agreement shall require the consent of any holder of obligations under any Cash Management Agreements or Specified Hedge Agreements.

(c)        Each of the Credit Parties hereby agrees to be bound by the terms of any Intercreditor Agreement and hereby authorizes and directs the Administrative Agent to enter into any Intercreditor Agreement on behalf of such Credit Party and agrees that the Administrative Agent may take such actions on its behalf as is contemplated by the terms of any Intercreditor Agreement. In addition, each Lender and the Administrative Agent acknowledges and agrees that (a) the rights and remedies of the Administrative Agent, the Collateral Agent and Lenders hereunder and under the other Loan Documents are subject to any such Intercreditor Agreement and (b) notwithstanding anything contained in the Loan Documents to the contrary, in the event of a conflict between any provisions in such Intercreditor Agreement and any provisions in any Loan Document with respect to the priority of any liens granted to the Administrative Agent and Collateral Agent and/or the exercise of any rights and remedies of the Administrative Agent and the Collateral Agent, the Intercreditor Agreement shall control.

(d)        The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

ARTICLE 15
Assignment and Participation

Section 15.01. General Conditions and Conditions to Assignment.  The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 15.01(a), (ii) by way of participation in accordance with the provisions of Section 15.03, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 15.06 (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 15.03 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

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(a)        Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in Letter of Credit Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)          Minimum Amounts.

(A)      in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)      in any case not described in Section 15.01(a)(i)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, BGI otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(b)        Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned, except that this clause (b) shall not apply to rights in respect of the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(c)        Required Consents.  No consent shall be required for any assignment except to the extent required by Section 15.01(a)(i)(B) and, in addition:

(i)          the consent of BGI (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that BGI shall be deemed to have consented to any such assignment with respect to any Loan unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(ii)         the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

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(iii)        the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment; and

(iv)        the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment.

(d)        Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(e)        No Assignment to Certain Persons.  No such assignment shall be made (A) to any Borrower or any of their Affiliates, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person).

(f)        Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of BGI and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Commitment Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 15.03, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.06, 5.07, 5.09, 5.12, 16.02 and 16.03 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance Section 15.03.

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Section 15.02.  Register.  The Administrative Agent, acting solely for this purpose as non-fiduciary agent of the Borrowers (and such agency being solely for Tax purposes), shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time.  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement.  In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender.  The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice.

Section 15.03.  Participations.  Each Lender may sell participations to one or more Persons (other than to a Defaulting Lender or a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person)) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) except in the case of any such participation sold to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, each such participation shall be in an amount of not less than $5,000,000, or shall be in an amount of such Lender’s entire remaining Commitment and the Loans at the time owing to it, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers, (c) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (d) the Borrowers, the Administrative Agent, the Lenders and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans subject to such participation, extend the term or increase the amount of the Commitment of such Lender as it relates to such Participant, reduce the amount of any Facility Fee or Letter of Credit Fees or other fees to which such Participant is entitled, or extend any regularly scheduled payment date for principal or interest with respect to Loans subject to such participation.  Subject to Section 15.04, the Borrowers agree that each Participant shall be entitled to the benefits Sections 5.06, 5.07, 5.09, and 5.12(a) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.01(a).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 16.01 as though it were a Lender, provided such Participant agrees to be subject to Section 16.01 as though it were a Lender.  Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 5.11 with respect to any Participant.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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Section 15.04.  Limitation upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Sections 5.06, 5.07 and 5.12(a) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent.

Section 15.05. Participant Affiliated with the Borrowers.  If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is any Borrower or an Affiliate of any Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation.  A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 13.01 or Section 13.02 to the extent that such participation is beneficially owned by any Borrower or any Affiliate of any Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation.

Section 15.06.   Miscellaneous Assignment Provisions.  Any Lender may at any time pledge or assign a security interest in all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. §341 and (b) with respect to any Lender that is a fund that invests in bank loans, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities or any institutional custodian for such fund or for such lender.  Any foreclosure or similar action by any Person in respect of such pledge or assignment shall be subject to the other provisions of this Article 15.  No such pledge or the enforcement thereof shall release the pledgor Lender from any of its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrowers or Administrative Agent hereunder.

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Section 15.07. Resignation After Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to Section 15.01, Bank of America may, (i) upon thirty (30) days’ notice to the Borrowers and the Lenders, resign as Issuing Bank and/or (ii) upon thirty (30) days’ notice to the Borrowers, resign as Swing Line Lender.  In the event of any such resignation as Issuing Bank or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swing Line Lender hereunder (with the consent of such Lender being appointed as a successor Issuing Bank or Swing Line Lender); provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as Issuing Bank or Swing Line Lender, as the case may be.  If Bank of America or any other Issuing Bank resigns as Issuing Bank, it shall retain all the rights and obligations of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all Unpaid Reimbursement Obligations plus the Maximum Drawing Amount with respect thereto (including the right to require the Lenders to make Base Rate Loans or make payments with respect to Reimbursement Obligations).  If Bank of America or any other Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.09.

ARTICLE 16
Provisions of General Applications

Section 16.01.   Setoff.  Each Borrower hereby grants to the Administrative Agent, each of the Lenders and each Lender Affiliate, a right of setoff as security for all of its liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them.  Regardless of the adequacy of any collateral, (i) if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to BGI and any securities or other property of BGI in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of BGI to such Lender, (ii) if any of the Barnes Germany Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to Barnes Germany and any securities or other property of Barnes Germany in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of the Barnes Germany Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Barnes Germany to such Lender, (iii) if any of the Barnes Luxembourg Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to Barnes Luxembourg and any securities or other property of Barnes Luxembourg in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of the Barnes Luxembourg Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Barnes Luxembourg to such Lender or (iv) if any of the Barnes Switzerland Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders or any Lender Affiliate to Barnes Switzerland and any securities or other property of Barnes Switzerland in the possession of such Lender or any Lender Affiliate may be applied to or set off by such Lender against the payment of the Barnes Switzerland Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Barnes Switzerland to such Lender; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 5.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff;.  ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BGI, BARNES GERMANY, BARNES LUXEMBOURG OR BARNES SWITZERLAND, AS THE CASE MAY BE, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.  Each of the Lenders agrees with each other Lender that if such Lender shall receive from BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against BGI, Barnes Germany, Barnes Luxembourg and/or Barnes Switzerland, as the case may be, at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

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Section 16.02.  Expenses.  The Borrowers agree to pay (a) the reasonable and documented costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than taxes based upon the Administrative Agent’s or any Lender’s net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (c) the reasonable and documented fees, expenses and disbursements of the Administrative Agent’s Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the reasonable and documented fees, expenses and disbursements of the Administrative Agent or any of its Affiliates incurred by the Administrative Agent or such Affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) any reasonable and documented fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any collateral, (f) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (g) all reasonable and documented out-of-pocket expenses (including without limitation reasonable attorneys’ fees and costs, which attorneys may be employees of any Lender or the Administrative Agent, and reasonable and documented consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (x) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (y) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender’s or the Administrative Agent’s relationship with any of the Borrowers or any of their Subsidiaries, and (h) all reasonable and documented fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches, intellectual property filings or mortgage recordings.  The covenants contained in this Section 16.02 shall survive payment or satisfaction in full of all other Obligations.

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Section 16.03.  Indemnification.  Each of the Borrowers and the Guarantors agrees to indemnify and hold harmless the Administrative Agent, the Lenders and their respective Affiliates, officers, directors and employees (each such Person being called an “Indemnitee”) from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby (whether brought by any Borrower, any Subsidiary of any Borrower or any other Person) including, without limitation, (a) any actual or proposed use by any of the Borrowers or any their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) any of the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (c) with respect to any of the Borrowers and any of their Subsidiaries and each such Borrower’s or Subsidiary’s respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that any such claims, actions, suits, liabilities, losses, damages, or expenses are found in a final nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or from the material breach by such Indemnitee of its obligations under the Loan Documents.  In litigation, or the preparation therefor, the Indemnitee shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable and documented fees and expenses of such counsel.  No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Intralinks or other similar information transmission systems in connection with this Credit Agreement or for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except, in each case, to the extent such damages are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s bad faith, gross negligence, willful misconduct or breach of contract relating to its treatment or handling of such Intralinks information, electronic telecommunications or other information transmission system. If, and to the extent that the obligations of the Borrowers under this Section 16.03 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.  The covenants contained in this Section 16.03 shall survive payment or satisfaction in full of all other Obligations.

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Section 16.04.   Treatment of Certain Confidential Information.

(a)        Confidentiality.  Each of the Lenders and the Administrative Agent agrees to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any of the Borrowers or any of their Subsidiaries (whether received prior to (in the case of information received pursuant to the Existing Credit Agreement) or after the date of this Credit Agreement) pursuant to this Credit Agreement or the Existing Credit Agreement that is (or, in the case of the Existing Credit Agreement, was) identified by such Person as being confidential at the time the same is (or, in the case of the Existing Credit Agreement, was) delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such non-public information and instructed to keep such non-public information confidential), (b) after such information shall have become public other than through a violation of this Section 16.04, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrowers who is not bound by obligations of confidentiality to the Borrowers, (c) to the extent required by statute, rule, regulation or judicial process, (d) to counsel for any of the Lenders or the Administrative Agent, (e) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (f) to the Administrative Agent, any Lender or, solely in connection with this Credit Agreement and the transactions contemplated hereby, any Financial Affiliate, (g) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (h) solely in connection with this Credit Agreement and the transactions contemplated hereby, to a Lender Affiliate or a Subsidiary or Affiliate of the Administrative Agent (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (i) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 16.04 or (j) with the consent of the Borrowers.  Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrowers to refer to any of the Borrowers and any of their Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate and, for such purpose, the Administrative Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrowers or any of their Subsidiaries or any of their businesses; provided that the Borrowers be provided with notice and opportunity to review such use to ensure consistency of presentation.

(b)        Prior Notification.  Unless specifically prohibited by applicable law, court order, or any governmental or regulatory agency, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

(c)        Other.  In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by the Borrowers or any of their Subsidiaries.  The obligations of each Lender under this Section 16.04 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to any Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

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Section 16.05.  Survival of Covenants, Etc.  All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement, subject to, in each case the applicable statute of limitations.  All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

Section 16.06.  Notices, Etc.

(a)        Notices Generally.  Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

(i)          if to BGI, at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06010, Attention: Treasurer, or at such other address for notice as BGI shall last have furnished in writing to the Administrative Agent, with a copy to 123 Main Street, Bristol, Connecticut 06011, Attention: General Counsel;

(ii)         if to Barnes Germany, at Unter Gereuth 9-11, 79353 Bahlingen am Kaiserstuhl, Germany, Attention: Manager, or at such other address for notice as Barnes Germany shall last have furnished in writing to the Administrative Agent, with a copy to BGI, 123 Main Street, Bristol, Connecticut 06010, Attention: General Counsel;

(iii)        if to Barnes Luxembourg, at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg, Attention: Manager, or at such other address for notice as Barnes Luxembourg shall last have furnished in writing to the Administrative Agent, with a copy to BGI, 123 Main Street, Bristol, Connecticut 06010, Attention: General Counsel;

(iv)        if to Barnes Switzerland, at 1426 Palm Grove, Four Seasons Estates, St. Kitts & Nevis, West Indies, Attention: Treasurer, or at such other address for notice as Barnes Switzerland shall last have furnished in writing to the Administrative Agent, with a copy to BGI, 123 Main Street, Bristol, Connecticut 06010, Attention: General Counsel;

(v)         if to the Administrative Agent or the Issuing Bank, at the addresses set forth on Schedule 16.6.1 hereto, or such other address for notice as the Administrative Agent or the Issuing Bank shall last have furnished in writing to the Person giving the notice; and

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(vi)        if to any Lender, at such Lender’s address set forth on Schedule 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.  Any notice or other communication to be made hereunder or under the Notes or any Letter of Credit Applications, even if otherwise required to be in writing under other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures.  Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Credit Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Requests, Swing Line Loan Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, that without limiting the foregoing, upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by such manually executed counterpart.

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(b)        Electronic Communications.

Notices and other communications to the Lenders, the Issuing Bank and the Administrative Agent hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Sections 2.06, 3.03 and 4.01.  The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.  Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

The Administrative Agent, the Issuing Bank and the Lenders shall be entitled to reasonably rely and act in good faith upon any notices (including telephonic Loan Requests, including requests for Swing Line Loans) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrowers shall indemnify the Administrative Agent, the Issuing Bank, each Lender and the directors, officers, employees, agents and advisors of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person pursuant to this Section 16.06 on each notice purportedly given by or on behalf of the Borrowers.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

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Section 16.07.   GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH BORROWER CONSENTS AND AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT AND CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION, LITIGATION OR PROCEEDING BEING MADE UPON SUCH BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN SECTION 16.06.  EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

Section 16.08.   Headings.  The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

Section 16.09.    Counterparts.  This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.  Delivery of an executed counterpart of a signature page of this Credit Agreement or of any amendment or waiver hereto by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Credit Agreement or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

Section 16.10.   Entire Agreement, Etc.  The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.  Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 16.12.

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Section 16.11.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EXCEPT AS PROHIBITED BY LAW, EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER, THE ADMINISTRATIVE AGENT OR SUCH AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BECAUSE OF, AMONG OTHER THINGS, SUCH BORROWER’S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

Section 16.12.   Consents, Amendments, Waivers, Etc.  Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any of the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders, and acknowledged by the Administrative Agent (which acknowledgement shall be promptly provided if the Required Lenders have provided consent).  Notwithstanding the foregoing, no amendment, modification or waiver shall:

(a)        without the written consent of the Borrowers and each Lender directly affected thereby:

(i)          reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the Facility Fee or Letter of Credit Fees or diminish or eliminate indemnity or reimbursement rights in favor of such Lender;

(ii)         increase the amount of such Lender’s Commitment or extend the expiration date of such Lender’s Commitment;

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(iii)        postpone or extend the Loan Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender, or extend the termination of any Letters of Credit for which such Lender has a Letter of Credit Participation beyond the Loan Maturity Date;

(iv)        (a) amend Section 14.05(a) or any other provision hereof in a manner that would have the effect of altering the ratable reduction of Commitments or the pro rata sharing of payments otherwise required hereunder, (b) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, or (c) release, or have the effect of releasing, all or substantially all of the value of the guarantees of the Obligations;

(b)        without the written consent of all of the Lenders, (1) release any of the Significant Subsidiaries from its guaranty obligations under the Guaranty to which it is a party (it being understood that this limitation shall not apply to any release related to transactions permitted by Section 9.05), release BGI, Barnes Germany, Barnes Luxembourg or Barnes Switzerland from their guaranty obligations under the BGI Guaranty, Barnes Germany Guaranty, Barnes Luxembourg Guaranty or Barnes Switzerland Guaranty, as the case may be, amend or waive this Section 16.12 or the definition of Required Lenders (it being understood that the addition of one or more additional credit facilities, the allowance of the credit extensions, interest and fees thereunder to share ratably or on a subordinated basis with the Loans, Letters of Credit, interest and Fees in the benefits of the Loan Documents and the inclusion of the holders of such facilities in the determination of Required Lenders shall require only the approval of the Required Lenders) or (2) release all or substantially all of the value of the Collateral;

(c)        without the written consent of each Lender directly and adversely affected thereby, subordinate (x) the Liens securing any Obligation under any of the Loan Documents or (y) the Obligations under any of the Loan Documents in right of payment, in each case, to obligations owing under any Indebtedness for borrowed money (such Indebtedness, “Priming Indebtedness”); provided, that this clause (c) shall not apply (i) with respect to any Indebtedness that is expressly permitted by the terms of any Loan Document as in effect as of the Amendment No. 3 Effective Date to be senior in right of payment to the Obligations under any of the Loan Documents, (ii) with respect to any “roll-up” debtor-in-possession financing in a case filed under Chapter 11 of the Bankruptcy Code or (iii) so long as the Borrower offered to each Lender directly and adversely affected by such transaction a bona fide opportunity to ratably participate in such Priming Indebtedness on the same terms as the other lenders participating in such Priming Indebtedness;

(d)        without the written consent of each Lender, amend Section 1.06 or the definition of “Alternative Currency”; and

(e)        without the written consent of the Administrative Agent, amend or waive Article 14, the amount or time of payment of the Administrative Agent’s Fee or any Letter of Credit Fees payable for the Administrative Agent’s account or any other provision applicable to the Administrative Agent;

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provided, that (i) no amendment, waiver or consent shall, unless in writing and signed by each applicable Issuing Bank in addition to the Lenders required above, affect the rights or duties of such Issuing Bank under this Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Credit Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Loan Document.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.  No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.  No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

If a Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of such Lender and that has been approved by the Required Lenders, the Borrowers may replace such non-consenting Lender in accordance with Section 5.11; provided that such amendment, waiver, consent or release may be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrowers to be made pursuant to this paragraph).

Section 16.13.  Severability.  The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.  Without limiting the foregoing provisions of this Section 16.13, if and to the extent that the enforceability of any provisions in this Credit Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Bank or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

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Section 16.14.   USA Patriot Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act.

Section 16.15. Liability for the Obligations.

(a)        Notwithstanding anything herein to the contrary, BGI covenants and agrees that all Obligations with respect to all Loans, Reimbursement Obligations and any other Obligations payable to the Administrative Agent or any of the Lenders shall constitute the obligations of BGI individually.

(b)        Notwithstanding any other provision hereof or of any other Loan Document, Barnes Germany shall have no liability for any Obligations other than the Barnes Germany Obligations, or for any other liability or obligation of BGI.

(c)        Notwithstanding any other provision hereof or of any other Loan Document, Barnes Luxembourg shall have no liability for any Obligations other than the Barnes Luxembourg Obligations, or for any other liability or obligation of BGI.

(d)        Notwithstanding any other provision hereof or of any other Loan Document, Barnes Switzerland shall have no liability for any Obligations other than the Barnes Switzerland Obligations, or for any other liability or obligation of BGI.

(e)        The aggregate liability of Barnes Switzerland under any security, guaranty, joint liability, representation, warranty, undertaking, indemnity, parallel debt, postponement and subordination or other obligation incurred in connection with any of the Loan Documents (including, without limitation, the Barnes Switzerland Guaranty) for, or with respect to, obligations of any other Borrower (other than its wholly owned Subsidiaries) shall be limited to the maximum amount of Barnes Switzerland’s freely disposable shareholder equity available for distribution as dividends to the shareholders of Barnes Switzerland at the time of the start of the proceedings for enforcement of the relevant obligation, which amount: (i) shall be determined in accordance with Swiss law and on the basis of an audited annual or interim balance sheet of Barnes Switzerland; (ii) shall be approved as distribution by a duly convened meeting of the shareholders of Barnes Switzerland; and (iii) shall be subject to deduction of any applicable Swiss withholding tax.

Section 16.16.   Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

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Section 16.17.  Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the Applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)        the application of any Write-Down and Conversion Powers by the Applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b)        the effects of any Bail-in Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)         a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or

(iii)        the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the Applicable Resolution Authority.

Section 16.18.  Acknowledgment Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

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(a)        In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)        As used in this Section 16.18, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

ARTICLE 17
Transitional Arrangements

Section 17.01.  Existing Credit Agreement Superseded.  This Credit Agreement shall on the Closing Date amend, restate, and supersede the Existing Credit Agreement in its entirety, except as provided in this Article 17. On the Closing Date, the rights and obligations of the parties evidenced by the Existing Credit Agreement shall be evidenced by this Credit Agreement. All “Obligations” (as defined in the Existing Credit Agreement) shall continue to be outstanding except as expressly modified by this Credit Agreement and any other applicable Loan Documents and shall be governed in all respects by this Credit Agreement and the other Loan Documents, it being agreed and understood that this Credit Agreement represents a modification of, and does not constitute a novation, satisfaction, payment or reborrowing of any Obligation (as defined in the Existing Credit Agreement), nor does it operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Bank or any Lender under any “Loan Documents” (as defined in the Existing Credit Agreement).

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Section 17.02. Return or Cancellation of Notes.  Upon receipt by any Lender of its Notes hereunder on the Closing Date, any “Notes” of the Borrowers held by such Lender pursuant to and as defined in the Existing Credit Agreement shall be deemed to be no longer effective.  As soon as practicable after its receipt of original Notes hereunder following the Closing Date, each Lender will use commercially reasonable efforts to return or mark as “Substituted” or “Cancelled”, as the case may be, any notes of the Borrowers held by such Lender pursuant to the Existing Credit Agreement.

Section 17.03.  Fees Under Superseded Agreement.  Commencing on the Closing Date and all periods going forward, the Facility Fee shall be payable by the Borrowers to the Administrative Agent for the account of the Lenders in accordance with Section 2.02.

ARTICLE 18
No Advisory or Fiduciary Responsibility

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Credit Agreement provided by the Administrative Agent, each Co-Lead Arranger and each Lender, are arm’s-length commercial transactions between the Borrowers, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, each Co-Lead Arranger and each Lender, on the other hand, (B) each of the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Co-Lead Arranger and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, nor each Co-Lead Arranger and Lender has any obligation to the Borrowers, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Co-Lead Arranger and each Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Co-Lead Arranger has any obligation to disclose any of such interests to the Borrowers, any other Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrowers and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, each Co-Lead Arranger and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

ANNEX C

FORM OF SOLVENCY CERTIFICATE

[____][__], 202[__]

This Solvency Certificate is being executed and delivered pursuant to Section [__] of that certain [•] (the “Credit Agreement”; the terms defined therein being used herein as therein defined).

I, [______________], a [________] of BGI (after giving pro forma effect to the Merion Transactions), in such capacity only and not in an individual capacity (and without personal liability), hereby certify on behalf of BGI as follows, in each case as of the date hereof:

1.          The sum of the debt and liabilities (subordinated, contingent or otherwise) of BGI and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of BGI and its Subsidiaries, on a consolidated basis.

2.          The capital of BGI and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as conducted or contemplated to be conducted on the date hereof.

3.          The present fair saleable value of the assets of BGI and its Subsidiaries, on a consolidated basis and as a going concern, is greater than the total amount that will be required to pay the probable liabilities of BGI and its Subsidiaries, on a consolidated basis, as applicable, as they become absolute and matured.

4.          BGI and its Subsidiaries, on a consolidated basis, have not, incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise).

5.          For purposes of this Solvency Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6.          In reaching the conclusions set forth in this Solvency Certificate, the undersigned has made such investigations and inquiries as the undersigned has deemed appropriate to provide this Solvency Certificate. The undersigned is familiar with the finances and assets of BGI and its Subsidiaries.

7.          The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the Commitments and Loans under the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate in such undersigned’s capacity as an officer of BGI, on behalf of BGI, and not individually, on the date first written above.

BARNES GROUP INC.

By:
Name:
Title: [Financial Officer]